UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place Shawnee Mission, KS			66205
(Address of principal executive offices)			(Zip code)

Clay E. Brethour 5420 W. 61st Place Shawnee Mission, KS 66205
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(913) 677-7778

Date of fiscal year end:	March 31, 2016

Date of reporting period:	March 31, 2016

Item 1. Reports to Stockholders.

AnnualReport

BuffaloFunds

March 31, 2016

Message to Our Shareholders

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Our most recent fiscal year ended March 31, 2016, and while the S&P 500 Index produced a nearly flat return for the period, it was not reflective of the volatility experienced in the marketplace. Twice during the year the benchmark gyrated into negative territory (August'15 and February'16), ultimately returning to its March 2015 starting level. The primary questions creating elevated market volatility remain unchanged: Will world central bank policies "normalize", and what is the trajectory of global growth?

The United States economy continued to be healthy enough for the Federal Reserve to begin its path towards normalizing interest rates during the period. However, the rest of the world's central banks continued with their unusually accommodating monetary policies, in hopes of stimulating their economies. Given global growth concerns, the Fed, at its March 2016 meeting, announced it will proceed cautiously with interest rate increases. This news had a positive impact on the capital markets and weakened the U.S. dollar in comparison to global currencies. Given lackluster global growth, proceeding with caution is the most prudent move the Fed could communicate to investors. We believe this holds true not only for the U.S. economy, but for the global economy, which doesn't need the world's largest economy (the U. S.) to sink into a recession.

The market volatility over the past year is also typical of an extended bull market, now in its seventh year. We believe mixed economic data points could continue to generate volatility, leading to numerous opportunities for long-term investors. The upcoming U.S. presidential election adds to the challenges and uncertainties facing investors.

While we are forced to deal with short term market volatility, the investment professionals at Buffalo Funds believe our focus on companies that have the potential to grow long–term, regardless of current overall economic conditions, creates the potential for exceptional returns over the long haul.

As always, we appreciate your trust in our management teams and our organization. We will continue to work diligently to meet your expectations.

Sincerely,

Clay E. Brethour
President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

Kornitzer Capital Management is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The SEC does not endorse, indemnify, approve, nor disapprove any security.

Portfolio Management Review

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Buffalo Discovery Fund

Capital Market Review

U.S. Equities produced a return vanishingly close to zero in the fiscal year ended March 31, 2016 as measured by a 0.01% return for the broad based Morningstar U.S. Market Index. During the period, heightened volatility characterized global financial markets as continued weak global growth clashed with an improving domestic consumer and U.S. Federal Reserve intentions to continue interest rate normalization via gradual rate increases. The Federal Reserve had been walking a tightrope act by attempting to normalize interest rate policy while ensuring domestic growth remained robust despite potential headwinds from relatively weak international growth, and globally diverging monetary policies which have put upward pressure on the dollar.

The observed market action combined with unusually stubborn global growth and persistently low inflation makes it appear more likely that an overshoot of the Fed's employment mandate is the only act investors will cheer in the absence of inflation and greater international contributions to global Gross Domestic Product (GDP) growth. This past year's market action also confirms that weaning the market off easy money remains a significant challenge, and is notably dependent on global growth prospects. Although U.S. growth continues to improve and employment is healthy, at these valuation levels the market will not tolerate raising rates in the absence of global economic improvement given the dual dampening effects of tighter financial conditions and a rising dollar. For now, and as it has been for most of the year, the Fed is on hold and the fate of the market rests on the back of the strengthening American consumer and promises of more supportive policies abroad.

Value based yielders performed best during the year as lower for longer rate expectations extended the scarcity of yield trade and impacted many rate sensitive sectors. According to Morningstar's sector categories, Utilities, often considered a bond proxy, was the best performing sector followed by the stable and yield centric Communication Services and Consumer Defensive sectors. Morningstar's U.S. Style Indices confirmed that Value beat Growth across all of the size categories with Large Cap, Mid Cap and Small Cap Value returning respective returns of 3.44%, 0.90% and -6.79%; while the Large Cap, Mid Cap and Small Cap Growth styles returned 1.29%, -8.13% and -10.15%, respectively. Growth rates for companies in the Small Cap Growth category were relatively less impacted by deteriorating international growth prospects which led to greater investor confidence in earnings and relative outperformance for this segment.

Performance Results

With this as the backdrop, the Buffalo Discovery Fund returned -3.33% for the year. The Fund experienced relatively strong returns in the Financial, Health Care and Technology sectors; all achieving positive returns above the Fund's overall return. Positive stock selection was the primary performance driver in these sectors with noteworthy individual results from Equinix, Inc. (EQIX), Nevro Corp. (NVRO) and Commvault Systems Inc., (CVLT). Equinix's combination of premium growth and yield drove strong stock returns over the course of the year. Fundamental benefits continue to accrue to the company as customers transition more computer servers to EQIX's hosted datacenters. The company is also considered a Real Estate Investment Trust (REIT) within the Financials sector, an industry that benefitted from investor's insatiable desire for yield. Nevro, a health care equipment supplier, produced strong stock returns after it posted better than expected earnings driven by the successful launch of Senza, an innovative spinal cord stimulation system which treats chronic leg and back pain. Commvault's stock and earnings expectations began to wax positive after a period of decline associated with the company's restructuring to reposition its sales channel and refresh its product line to more adequately address customer needs as they transition to cloud computing. Individual stock contributors also included two acquisitions over the course of the year, Airgas, Inc., in the Materials sector and Pall Corporation, in the Health Care sector. Both stocks were acquired at significant premiums relative to their pre-acquisition announcement trading prices.

The Fund's Consumer Staples and Energy sectors lagged relative to the overall Fund return. In the Consumer Staples sector we experienced negative stock selection effect due to our ownership of Whole Foods Market Inc. The stock experienced weakness after it reported a deceleration in the rate of growth which clashed with management's decision to accelerate growth investments. The dual effect was significantly lower profit and earnings growth expectations. Meanwhile, the Fund's Energy sector underperformed due to exposure to one of the market's worst performing sectors over the year. Stocks within the sector were hurt by continued deterioration of raw material prices driven by over-supply and slack demand in emerging markets.

Outlook

Our outlook is for continued slow growth but heightened volatility. We remain focused on identifying disruptive innovators well positioned to gain share and grow within a slow growth world. In our opinion we are in the mid to later stages of an economic expansion. The duration of the expansion will be determined by the continued strength of

Portfolio Management Review

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the American consumer, and whether conditions in Europe and Asia can stabilize and improve, leading to more robust global growth and a longer global expansion period. Volatility should pick up for the following reasons. First, the impact or potency of monetary policy and government intervention is waning with each successive attempt at stimulus that fails to produce growth. The Fed's chosen path is normalization not stabilization through additional liquidity injections. Second, in the later stage of the market cycle we have many individual stocks' with growth expectations and valuation levels at relatively full levels leaving little tolerance for surprise or downward adjustment. Lastly, the market's move forward is highly data dependent subjecting the market to big swings with each data point that validates or contradicts conventional wisdom. Our belief is that volatility isn't bad; instead it's viewed as opportunity when managed correctly in the context of a strong investment process and a disciplined approach to growth stock investing.

We stand poised to potentially capitalize when and where we see an opportunity to improve risk-adjusted return potential within the portfolio. Economic conditions may ebb and flow, but our focus remains steadfast on investing in attractively priced, financially strong, well-managed companies whose innovative strategies should fuel secular growth opportunities. We seek those opportunities where thoughtful management teams are in a favorable position to use innovation for market advantage, durable growth and sustained shareholder value creation. Successful innovation may often lead to share gains in large existing markets, or the creation of large new market opportunities; a strategy which we believe is less dependent on the overall macro environment for growth.

Buffalo Dividend Focus Fund

As the name implies, the Buffalo Dividend Focus Fund is concentrated on finding companies whose securities provide yield income as well as capital appreciation. The Fund is primarily comprised of "wide moat" companies that possess what we view as attractive dividend yields. Additionally, we believe most of these companies have the ability to grow these dividends over time due to their superior business models. From 1956 through year end 2014, dividends have contributed one third of the total return of the S&P 500 Index (source Standard & Poor's Financial Services). While the majority of the Fund's assets are invested in large cap dividend paying companies it does have the ability to invest in dividend payers across the market capitalization spectrum.

The S&P 500 Index generated a modest return of 1.78% for the fiscal year ending March 31, 2016, which in our view was composed of two different market environments.

During the first five months of the fiscal year, the market index fluctuated within a narrow band while the last seven months experienced more volatility with the index trading in a wider range. The modest return for the year primarily reflects continued improvement in U.S. economic conditions as well as an accommodative U.S. central bank monetary policy. The volatility in the second half of the year was primarily attributed to growth slowdowns in emerging markets such as China and Brazil and fears of a global recession as well as a potentially more aggressive interest rate policy from the Federal Reserve.

For the twelve months ending March 31, 2016, the Buffalo Dividend Focus Fund produced a total return of -0.88% and slightly underperformed the S&P 500 Index (the "Index"), the Fund's primary performance benchmark. Some of the best performing stocks in the Index over the past year were non-dividend paying stocks such as Alphabet, Facebook, Amazon, and Netflix. With the exception of Alphabet (formerly Google), these companies were not portfolio holdings during the period. Typically, these higher priced, growth oriented securities are not great core opportunities for this strategy given our dividend yielding approach and strict valuation discipline.

Taking a deeper look into relative performance for the period, the primary areas detracting from performance came from the consumer discretionary, utilities and materials sectors. Our result in the consumer discretionary sector was hurt by MDC Partners, an advertising agency which experienced management turnover and an SEC investigation during the period which negatively impacted its return. Within utilities, the Fund was negatively impacted by exposure to Yieldcos (Abengoa Yield, NextEra Energy Partners, and NRG Yield). Yieldcos are dividend growth-oriented public companies created by a parent company, that bundles renewable or conventional long term contracted operating assets into a separate business entity in order to generate predictable cash flows. Over the past twelve months the market began to question the ability of these vehicles to access the capital markets to fund their growth and consequently investors viewed their growth rates to be impaired relative to market expectations. Subsequently, Fund management exited these securities as it became clear their business models were subject to the whims of capital market sentiment to fund future growth potential. Additionally, we believe investors didn't give the companies any credit for their cash flow generating potential which in many instances was backed by long term contracts with investment grade counter parties. The Fund also underperformed in the materials sector. The primary detractor was Alleghany Technologies which was negatively impacted by poor operating results relative to

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expectations, weak industry conditions, and a stressed balance sheet.

The Fund's underperformance in the areas above was partially offset by outperformance in the energy, consumer staples and information technology sectors. The top contributors were EQM Midstream GP, Broadcom, and Activision Blizzard. EQM Midstream Partners GP benefitted from the markets growth expectations associated with its underlying Master Limited Partnership (MLP) — EQM Midstream. Broadcom's performance was driven by it being acquired by Avago Technologies. As one of the largest third party video game publishers, Activision Blizard's results have benefitted from the current upgrade cycle, margin expansion opportunities associated with going direct to consumers and through new title releases. The top three detractors to the Fund in fiscal 2016 were Allegany Technologies, Abengoa Yield and Columbia Pipeline Partners. The underperformance in Alleghany and Abengoa is discussed above while Columbia Pipeline underperformed due to fears surrounding its growth profile and its access to capital as commodity prices declined over the past 18 months.

Going forward, we continue to have a consistent message in that we look for companies that we believe 1) exhibit long-term sustainable competitive advantages, 2) have a history of growing their revenues, earnings, and dividends, 3) generate significant amounts of free cash flow, 4) have rock solid balance sheets, 5) have management teams who exhibit stellar capital allocation skills and whose interests are aligned with shareholders, and 6) are trading at an adequate discount to our estimate of fair value. As the market has moved up and multiples have expanded over the last three years, it has become more difficult to continue to find undervalued companies. We continue to search for companies that meet our criteria for purchase and sell those that no longer exhibit the qualities we desire.

Buffalo Emerging Opportunities Fund

Capital Market Review

The broader market, as measured by the S&P 500 Index, generated a modest gain of 1.78% for the fiscal year ended March 31, 2016. However, the path was rocky and dotted with sharp sell-offs in the September 2015 and March 2016 quarters. Concerns in the marketplace during the past year, included continued declines in commodity prices, the slowdown in China and other emerging markets, concerns over the stability of growth in the U.S. economy, and monetary policy across the globe with a focus on the pace of rate hikes in the U.S. by the Fed. Small cap stocks underperformed in this environment with the pullbacks in the above mentioned quarters proving too difficult for the market to overcome. At the trough in early February 2016, the Russell 2000 Growth Index ("Index") had seen declines from the June 2015 highs approximating 30%. The market bounced off the lows to close the year with the Index posting a decline of 11.84% for the fiscal year.

Performance Results

For the twelve month period ending March 31, 2016, the Buffalo Emerging Opportunities Fund posted a return of -15.47%. The Fund generated outperformance in the Information Technology ("IT") and Consumer Discretionary sectors. These sectors represent the largest weightings in the Fund and we posted superior stock selection in both. The Fund generated returns within the Consumer Discretionary sector of negative 3.53% versus the Index return of negative 11.08%. Within the IT sector the Fund bested the Index; posting a positive 0.29% return against the Index's negative 4.97% returns.

Imperva was a top contributor in the IT sector as we took advantage of a significant dislocation in valuation during the most recent market selloff in order to build a position. Imperva is a provider of cyber-security offerings focused on protecting a business' databases and web applications. This area of IT spending remains robust which provided a tailwind for Imperva's strong competitive positioning and go-to-market strategy. Duluth Holdings was a top contributor within Consumer Discretionary. The company is a manufacturer of casual and workwear that is presently focused on menswear (though it is expanding its womenswear offering). Duluth controls all of its distribution (choosing not to wholesale), has a heavy e-commerce mix, and is expanding its retail store presence in a measured fashion. In this difficult retail environment, this emerging brand has posted solid results with its differentiated, high quality craftsmanship and quirky marketing campaigns.

The outperformance across the above mentioned sectors and, to a lesser extent, the Healthcare sector was offset by a drag related to a few specific holdings. Within Industrials, our holding of Power Solutions International was a significant deterrent of performance. This producer of alternative fuel engines faced a headwind from its end market exposure to the oil and gas industry where it sold natural gas burning engines for U.S. shale production wells. A further headwind was the slower than expected uptake of alternative fuel engine sales for on-road vehicles in both the U.S. and China. We exited this position during the year. Another outsized drag was created by our holding in Internap Corporation, a provider of outsourced datacenter services. Sales execution challenges, a competitive marketplace, and a botched process of trying to sell the company led to significant declines in the company's stock during the fiscal period. We decreased the position size to reflect the

Portfolio Management Review

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execution challenges currently being faced by the company, despite the stock's favorable valuation versus its industry peers.

Outlook

The Buffalo Emerging Opportunities Fund is focused primarily on identifying innovative companies in the U.S. on the smaller end of the market cap spectrum. On average these companies are much more levered to domestic economic growth (85-90% of revenue on average for small caps is derived domestically vs. 60-65% for large caps). We believe this should benefit the Fund given the ongoing global backdrop where the U.S. economy remains well positioned versus the direction of a host of other countries. Additionally, as large companies are struggling for growth in a tougher economy, acquisitions of smaller cap companies could provide a tailwind for the Fund. The Fund has had three holdings acquired in the past twelve months.

We were active during the intra-quarter swings this past fiscal year, trying to take advantage of the valuation dislocation that happened in a number of names. In many cases, we were able to acquire superior businesses at the same valuation as existing holdings, so we took the opportunity to upgrade. Additionally, we continue to refine our risk control measures with a heightened focus on valuation, competitive positioning, and weightings. We believe active management in this segment of the market during heightened market volatility and broad market movements has its advantages.

On January 21, 2016, the Fund was re-opened to new investors. Given the market volatility and valuation dislocations seen in many areas, we believe cash inflows could allow the Fund to take advantage of attractive opportunities in our universe. The Fund had been closed to new accounts since November 18, 2013.

Buffalo Flexible Income Fund

For the twelve months ended March 31, 2016, the Buffalo Flexible Income Fund returned -2.24%. During the same time period, the S&P 500 Index returned 1.78% and the Bank of America Merrill Lynch High Yield Master II Index returned -3.99%.

Equity

•  For the fiscal year ended March 31, 2016, the equity portion of the portfolio returned 0.82% compared to 1.78% for the S&P 500 Index. The Flexible Income Fund's equity component is primarily focused on large cap dividend payers, which we believe possess significant competitive advantages. The primary sectors that led to the underperformance were energy and consumer discretionary. Energy's underperformance resulted from sector allocation and security selection. The Fund was roughly 1700 basis points (bps) overweight energy, which was the worst performing sector in the S&P. Security selection also contributed to the underperformance in the sector as various energy holdings experienced price declines in sympathy with the drop in oil prices. Kinder Morgan and Conoco Phillips were two of the larger detractors. Both companies experienced declines attributed to fears concerning their balance sheets, which ultimately led both companies to cut their dividends. The underperformance in consumer discretionary was due to both sector allocation and security selection. The Fund was 700bps underweight the sector which returned roughly 6.00% over the year. Additionally, the Fund's largest holding within the sector, Lions Gate Entertainment, negatively impacted performance by 152bps. Lions Gate reported weak fourth quarter earnings and lowered guidance because several films did not perform as expected.

•  Top contributors to the Fund in fiscal 2016 were Microsoft (MSFT), General Electric (GE) and AT&T (T). MSFT's performance has been driven by new management, which is focused on its commercial and cloud businesses as well as returning capital to shareholders. Over the past twelve months, General Electric underwent a transformational process that included divesting most of its GE Capital subsidiary as well as its appliance segment. They are now primarily focused on industrial end markets that include aerospace and energy. One of the potential benefits of exiting the GE Capital business is the Company will be less subject to government capital requirements. Investors have rewarded the Company because of its successful transformation and its focus on the higher return industrial businesses. ATT's performance was driven by its acquisition of DIRECTV and its expected synergies, which include: free cash flow generation, stable wireless results and growth opportunities in Mexico. The top detractors to the Fund in fiscal 2016 were Lions Gate Entertainment, Kinder Morgan and Conoco Phillips, and were all discussed in the preceding paragraph.

Fixed income

•  The fixed income portion of the Fund generated a loss of 7.52% for the fiscal year ended March 31, 2016; underperforming the Bank of America Merrill Lynch Master II Index return of -4.15%. The primary sectors detracting from performance were consumer discretionary and materials. The underperformance in the

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discretionary sector relative to the Bank of America Merrill Lynch Master II Index reflects both an overweight sector allocation and security selection. The Fund was roughly 1700bps overweight the sector, and security selection negatively impacted performance by roughly 1400bps. The underperformance resulting from security selection was attributable to Lions Gate, which as mentioned above, reported weak fourth quarter earnings. The underperformance within materials was due to security selection, and was primarily attributable to Alpha Natural Resources. Alpha Natural Resources has been negatively impacted by poor coal fundamentals and a levered balance sheet. The top contributors to the Fund's fixed income performance included Bankrate, Gulfport and Examworks. The three top detractors were Lions Gate Entertainment, Swift Energy and Alpha Natural Resources.

As we look ahead, we remain focused on finding attractive yield opportunities that we believe have favorable risk reward outlooks. Within the equity space, we remain focused on large cap dividend payers as well as select MLPs. Within fixed income, we are primarily focused on three asset classes, high yield bonds, convertible bonds and floating rate bank debt.

Buffalo Growth Fund

During fiscal year 2016, the future path of interest rates dominated domestic economic discussion. With the economic expansion entering its sixth year, interest rates had not budged representing a hangover from the 2008 financial crisis. Low inflation and lower than normal economic growth favored keeping rates lower, while improving employment and generationally low interest rates favored increasing. Ultimately the Federal Reserve raised rates in December 2015. However, since then the rate increase policy has turned more dovish. Early in 2016 signs of weakening growth out of China, Japan, and Europe dimmed the global economic outlook and set off volatility in equity markets across the world. Stimulus followed in those countries, and the Federal Reserve backed off talk of multiple rate increases in 2016. The current expectation has declined closer to one rate increase during 2016, as the Fed signaled it would give greater consideration to global weakness in weighing a rate increase. The best scenario for the stock market would be a sustained improvement in global Gross Domestic Product that would stimulate earnings growth and support expansion of valuation multiples. In lieu of such evidence, market volatility is to be expected as economic data will be weighed to discern the potential of improving or declining global growth.

With this as the backdrop, the Buffalo Growth Fund returned -0.96% for the fiscal year ending March 31, 2016,

compared to its benchmark the Russell 1000 Growth Index (the "Index") return of 2.52%. Relative to the Index, energy and financials ended the fiscal year as the two largest overweight sectors, with information technology and health care as the most underweight. The underweight in health care was helpful, where the Fund mostly avoided the selloff in the biotechnology space. However, this was more than offset by the overweight in energy, which was a drag on performance.

Among the leading contributors, Amazon.com experienced robust profit growth within its Web Services division, which benefitted from the transition to cloud computing. In addition, its e-commerce business showed improved profitability resulting from heavy investment made in prior years. Next, Google shares posted solid returns on strong growth in its core search product with mobile search leading the way. Google is proving it can maintain growth and market share with the shift of ad dollars from desktop to mobile. Its Android operating system has helped Google secure a dominant position in mobile advertising. Finally, Facebook shares advanced by proving it could sustain high sales and profit growth. Additionally, the company has continued to build its core Facebook audience, while significantly growing its audience in other products including messaging and Instagram. Facebook continues to gain a share of advertising budgets as it offers advertisers a mobile audience rivaled only by Google.

Stocks which underperformed during the period included Chart Industries, Whole Foods Market and Affiliated Managers Group. Chart's sales and outlook were negatively impacted by lower energy prices. In addition, Chart continues to experience backlog delays related to Chinese spending to develop LNG (liquefied natural gas) pipelines. Next, Whole Foods Market sold off on comparable store sales growth which was lower than anticipated. The lower sales growth resulted in a rehash of pre-existing concerns about competitive intensity and sales cannibalization from new stores opening within existing markets as geographic density of stores increases. Last, Affiliated Managers Group is an asset manager whose shares declined due to its exposure to emerging and developing markets.

The domestic economy appears to be on solid footing with the memory of the destruction from the past recession having helped prevention of equal excesses in this expansion. However, the global environment has been less than stellar and concerns are numerous with China and Europe weighing most heavily on the global growth outlook. There have been numerous efforts to stimulate growth, but so far none have yielded durable impact. An improved global growth outlook continues to be a catalyst we eagerly await based on its potential to drive the market higher.

Portfolio Management Review

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Buffalo High Yield Fund

The Buffalo High Yield Fund declined 0.41% for the fiscal year ended March 31, 2016. During the period, the Fund outperformed by 358 basis points our primary benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index (the "Index"), which had a return of -3.99% during the comparable period. Our outperformance relative to the Index is largely attributable to the Fund's strategy of owning higher credit quality issues with shorter durations which outperformed riskier names for much of the year, as well as a significant underweight in the energy sector. These factors were offset somewhat by underperformance in the Fund's convertible bond securities. In fiscal 2016, the high yield markets experienced significant volatility driven by: (i) investor concern over continued interest rate increases by the Fed; (ii) uncertainty about the health of the global economies and state of the credit cycle; and (iii) underperformance of the energy sector which declined by 26% for the twelve months ended March 31, 2016 according to J.P. Morgan. The Fund's energy allocation was about 5% compared to the Index's 12% weighting, and this was a key driver of outperformance in the first nine months of the fiscal year. From an asset class perspective, contributions from our holdings of straight corporate bonds, bank loans, convertible preferred and common stocks all outperformed the Index, while our convertible bonds underperformed.

A more detailed look at the portfolio demonstrates how the performance was generated during the fiscal year 2016:

	APPROXIMATE WEIGHTING RANGES		APPROXIMATE ASSET CLASS
	LOW	HIGH	RETURN
Straight Corporates	60%	69%	2%
Convertibles	12	17	-7
Bank Loans	2	8	3
Convertible Preferreds	1	2	2
Common Stocks	3	6	1
Cash (net of fees)	5	17	-1
Total			-0

Primary contributors to the straight corporate bond portfolio included: Bankrate 6.125% '18, Casella Waste 7.75% '19, Sirius XM 4.25% '20. These bonds were relatively large weights within the portfolio, above average credit quality, and lower duration, and hence performed well in the declining markets. Securities that underperformed in this asset class included: Hornbeck 5.8875% '20, Crestwood Midstream 6% '20, and Valeant Pharmaceuticals (multiple issues).

The Fund's convertible segment was the largest drag on performance in the year. Lions Gate (multiple issues), and Greenbrier 3.5% '18, generated negative returns as the underlying common stocks of these issuers declined.

However, this was partially offset by a strong return from the Dealertrack 1.5% '17; as the company was acquired for a large premium relative to its conversion price.

During the fiscal year, the Fund increased its exposure to bank loans materially; as we were able to find numerous issues with attractive pricing, favorable credit quality, and perceived less exposure to rising interest rates than fixed rate bonds. Primary contributors in this segment included: Akorn, Concordia Healthcare, and Mattress Firm. Within this segment there weren't any securities that served as a drag on performance.

The Fund owned only one convertible preferred stock position at the end of the fiscal year, which was the AMG 5.15% preferred. AMG declined as the underlying common stock declined; however, it had minimal impact on the Fund's returns during the year.

Within the common stock segment of the portfolio, names which contributed positively to performance included: FirstService Corporation, Johnson & Johnson, and Mondelez. Names which underperformed included: HealthSouth and Abbott Laboratories.

After declines in the first three fiscal quarters, the broad high yield market saw significant strength in our fourth fiscal quarter; as every sector in the Index experienced positive returns, according to JP Morgan Research. Recent economic news continues to be mixed with the unemployment rate relatively strong, while the number of jobs created and inflation numbers remain below expectations. Thus, the rhetoric coming out of the Federal Open Market Committee meetings has been has been considerably more dovish. In response, U.S. Treasury yields are well below their 2015 year-end levels and the U.S. dollar has depreciated 5.5% since late January, which has given support to commodity prices as well as U.S. and corporate growth expectations.

Within this environment, we continue to manage the Fund cautiously yet actively as we look into the new fiscal year. In managing the Fund, we continue to focus on high-quality issuers with defensive business models and manageable credit metrics. In the first half of the quarter, yields and spreads widened to what we consider to be more reasonable risk/return levels for high yield bonds. Accordingly, we decreased our cash and equity exposure and increased the weightings in straight corporates and bank loans. We will continue to deploy the Fund's cash in opportunities we believe offer the most appealing risk/reward tradeoffs with a bias toward high credit quality, appealing business models, relatively short duration, and attractive relative values.

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Buffalo International Fund

Monkey better than Goat

The Year of the Goat 2015 was an interesting, if a not terribly profitable year for global equity markets. Many Chinese astrologists suggested the Year of the Goat would promise much more favorable times as compared to the recent past, with renewed faith in stable economic growth and many leaping to the conclusion that recent stock market history would continue its celebratory march to greater heights. Another of these want-to-bes, Nostradamus, said of the Goat, "diligence applied to hard work ensures prosperity".

The Chinese stock market started out the Year of the Goat with bright horoscopes in place, and within the first few months of 2015 managed to gain over 64%. But this is the Goat we're talking about, and they're not known to trot in a straight-line.

Of course, astrologists are predisposed to provide cheery forecasts, yet the more arcane of these Chinese scribes suggested the Goat represents the passing from one era into the next, with all the dislocations and hope such a change engenders. And, perhaps this change is what market participants are experiencing. The Chinese markets gave back all of their early ebullience and the U.S. Federal Reserve began to raise rates for the first time since 2006; possibly leaving investors pining for the days of Zero Interest Rate Policy and "buy the dip" stock mentality.

While we believe it was well past the time for central banks to begin to normalize monetary policy, the Fed has delayed and delayed to the point of little credibility. It brings to mind another Chinese proverb:

    There was a Chinese boy called Lei, who had a large flock of goats. But one day, Lei lost a goat and didn't take care of his fence. Gradually more goats escaped until, at last, there was only one goat left. Only then did Lei realize the seriousness of his situation, and belatedly repaired the fence. From that moment, none of his goats were ever lost.

While we let readers ponder the moral of the story, suffice it to say Central Banks have provided ample time for fences to be fixed.

While the Fed began to raise rates, they and other central banks don't want to be too hasty in their move along their path to normalization. The Fed indicated their planning to remain fairly accommodative for some time to come; citing low inflation, weak global growth, potential dislocation in China and the steep decline in most commodity prices.

With this as the backdrop, global equity markets failed to find much traction with the Lipper International Fund

Index (the "Index") posting a loss of 7.58% for the twelve month period ended, March 31, 2016; even after gaining +6.81% in the month of March alone. The Buffalo International Fund beat the Index with a -4.02% return for the year. Relative to the global indices, Consumer, Healthcare and Information Technology sectors remain heavily weighted. Given our long-term growth approach, we benefited from our natural underweighting in commodity and heavily cyclical oriented sectors over the past year. Stock selection in general benefited us, especially in Information Technology while selection in Consumer Discretionary and Consumer Staples hurt relative performance.

Notable positive performers for the twelve months ending March 31, 2016 included: Broadcom, Kuka and Fresenius. Broadcom, a manufacturer of semiconductors and related devices, benefited from increased wireless RF band filters in smartphones, as wireless carriers switched more customers over to 4g as well as a successful integration of LSI, Corp. Kuka, a manufacturer of industrial robots, continued to grow smartly as robots increasingly replace manual labor, especially in China. Fresenius benefited from the continuing growth in diabetes care and investor's perception of the stability in its business model.

It was our holdings in stocks beginning with "L" that led the detractors of performance, though we doubt their alphabetical placing had anything to do with their performance. The leading "L" detractors included Linde, Liberty Global and LafargeHolcim. Linde, a manufacturer and supplier of industrial gases, was forced to reduce guidance stemming from a slowdown in global manufacturing activity. While acknowledging the correlation to general economic activity, there still remains plenty of room to grow as new technologies and healthcare continue to drive demand for clean and reliant gases such as oxygen, nitrogen and hydrogen. Liberty Global, a European cable and internet service provider, was weak during the year as investors became more concerned about competitive threats from telephone service providers and OTT (over-the-top) media distribution strategies. At the end of the day, we believe Liberty's ability to economically deliver fast broadband speeds and integrate future wireless access will continue to drive it's successful growth, not simple viewership of cable TV. As for LafargeHolcim, a global cement company, the integration between Holcim and Lafarge has not gone as smoothly as planned. Investors have become skeptical of the Company's resolve to remove the necessary cost synergies from the newly combined entities.

Now, the Year of the Monkey is upon us. The Monkey is known for being unpredictable, but also has a tendency to provide new opportunity and avenues for positive change.

Portfolio Management Review

(Continued) (Unaudited)

While we don't know what the Monkey may bring, current market participants are unsure of the direction of central bank liquidity measures, and weak commodity prices suggest economic malaise. In our opinion, we expect these unsettled markets to provide opportunity for higher returns. We believe central banks remain ready to increase liquidity should the need arise and that much of the commodity weakness stems from strategic and political maneuvering as well as the shift away from a manufacturing centered economy in China. We don't believe economies are as weak as commodities might suggest. Still, given that much of the global flow of money is increased by various leverage techniques, we believe interest rates and the related flow of money will dominate market direction in the shorter-term.

As always, our investment process favors a long-term secular growth perspective coupled with our country specific economic and risk factor analyses. While our process remains unchanged, we are excited by the potential the Monkey may bring for increased volatility and the opportunity this volatility may provide to buy or add to companies that are exposed to secular growth trends at better prices.

Buffalo Large Cap Fund

The equity market rollercoaster that characterized the second half of 2015 continued into 2016 with an approximate ten percent sell off during the first half of the quarter, and then a complete recovery with the Russell 1000 Growth Index (the "Index") finishing up just shy of 1% in the period. Cyclical names with commodity exposure have been under pressure for quite some time due to weak emerging market GDP growth. In comparison, the equities of growth companies experienced substantial declines in the first quarter of 2016, with the healthcare sector being the hardest hit. The perfect storm that drove the healthcare sell off included: drug pricing pressure, several late stage clinical trial disappointments, a more hawkish Federal Drug Administration, slowing growth in the insured population subsidized by the Affordable Care Act, and a challenging mergers and acquisitions environment. As growth stocks came under pressure capital rotated into value stocks. Companies with exposure to commodities saw impressive inflows in the back half of the quarter. In fact, the industrial, energy and materials sectors all outperformed the Index in the quarter. In addition, the U.S. Federal Reserve comments suggesting a more measured approach to interest rate hikes drove a flight from interest rate sensitive stocks to dividend yielding stocks such as consumer staples and utilities.

Against this backdrop we made some meaningful changes to the Fund. The Buffalo Large Cap Fund has consistently communicated the process guiding our decision making, namely that we invest in companies that can be beneficiaries of the Buffalo Secular Growth Trends. Overall in the period we exited several equities with exposure to business cycles and commodities. While these stocks were poised for a short term bounce, we did not believe the outperformance would be sustainable given our opinion that growth will be challenged over the intermediate term. This harvested capital was allocated to secular growth companies in the information technology, industrial and consumer discretionary sectors. We also broadened out the healthcare exposure adding a few low beta names early in the quarter that sold off and were trading at attractive valuations. These healthcare companies offered better growth, better valuation and similar resilient business models to many of the staple and utilities companies that attracted capital in the quarter. Stated another way, we employed a barbell approach to positioning the portfolio. Number one, we made bets in some secular growth companies that had significant pullback in the quarter which we felt to be unwarranted. Number two, we added potential downside protection, but did so at attractive valuations by buying low beta healthcare names that sold off in sympathy with the sector. We funded this repositioning by selling companies with cyclical exposure and questionable long term growth profiles, as well as growth stocks trading at stretched valuations. Over the short term these changes negatively impacted performance, but over the intermediate to long term we believe this quarter will prove pivotal in establishing the foundation to potentially deliver excess returns in 2016.

For the fiscal year ended March 31, 2016 the Index gained 2.52% while the Buffalo Large Cap Fund declined 1.56%. Stock selection accounted for about 40% of the relative underperformance. Specifically, stock picking within the consumer staples and discretionary sectors detracted from relative performance. In addition, the Fund's overweight of energy and underweight of consumer staples drove the negative sector allocation affect.

The top two contributors for the year were Amazon and Equinix. Although in the most recent quarter Amazon's stock lost ground, over the past twelve months the equity has had strong returns due to accelerating growth in both the consumer ecommerce business and the web services business. In particular, the potential profitability of the web service business exceeded expectations in the first three quarters of the fiscal year. Equinix is a beneficiary of growth in cloud computing and the stock's multiple has expanded as the market rewarded consistent operating performance.

The top two detractors in the year were Whole Foods and Restoration Hardware. Whole Foods has seen slowing same store growth as the traditional grocer expands its offering of organic meat and produce. We continue to like

(Unaudited)

the name at current valuations given the profitability potential and cash generation of the business. In addition we believe that same store sales should accelerate as the company refreshes the stores, debuts the value brand retail concept, 365 and selectively invests in price. Restoration Hardware was a top performer through the third quarter of 2015, at which time growth faltered in a few geographic markets and the stock began to sell off. The situation was exacerbated when the new concept, RH Modern, failed to meet customer demand in the fourth quarter of 2015, creating significant back orders which led to cancellations.

We ended the year with 44 stocks representing 43 companies as we hold both the Class A and Class C shares of Alphabet. During the year we exited nine positons and added nine new holdings to the Fund. This turnover is higher than is typical and reflects the repositioning that occurred in the first half of the quarter.

2015 marked the seventh year of the current U.S. economic expansion. While the domestic economy appears stable and to have decoupled from emerging markets, increasing downward pressures in these developing markets, extending now from the industrial segment to the consumer segment puts additional pressure on our domestic multinational companies. Furthermore, the strengthening of the U.S. dollar, as capital gravitates to a perceived "safe haven", makes our exports less competitive. In China specifically, now representing around 16% of global GDP, economic and fiscal stimulus could curb the impact on the consumer and result in a soft landing as the country transitions from an industrial driven economy to a consumer driven economy. Nevertheless, we believe the path forward for China will likely be long and winding, as the excesses that occurred during the expansion are digested. Taken together, we are more cautious on the outlook for sustainable global growth. We continue to believe that North America offers selective investors attractive secular growth opportunities. Companies that can be beneficiaries of the Buffalo Secular Growth Trends should distinguish themselves in this context. A key mandate of the Buffalo Large Cap Fund is that each holding must have a growth opportunity in North America. Consequently, we believe the Fund is well positioned to outperform in the current global economic environment.

Buffalo Mid Cap Fund

Performance Commentary

The Buffalo Mid Cap Fund produced a total return of -8.83% for the fiscal year ending March 31, 2016. Weak stock performance from the portfolio's consumer-related positions was responsible for a significant portion of the decline for the Fund's fiscal year. Offsetting some of the weak consumer related areas was strong stock selection in financials and information technology sectors. Within consumer, negative returns from Restoration Hardware Holdings and Lions Gate Entertainment, in particular, created significant drag on the portfolio's performance during the period. Restoration Hardware, a retailer of high-end furniture, experienced weakness in certain geographies like Texas and Florida and was subject to delayed deliveries of orders from its new RH Modern concept. As a result the company's stock fell by more than 60% over the past twelve months. Meanwhile Lions Gate Entertainment, the motion picture production, distribution, television programming and entertainment company also declined significantly during the annual reporting period. The company reported disappointing third quarter earnings as a result of lower profitability in the Motion Pictures segment due to Mockingjay-Part 2, where costs were much higher than expected and domestic box office disappointed and in the Television Production segment where revenue was affected by timing of deliveries during the period. The company's stock retreated by nearly 35% for the year ending March 31, 2016. In spite of the negative short-term results, we remain positive on the company's long-term fundamentals and believe the stock's risk/reward tradeoff is favorable at this level.

Certain segments of the portfolio's health care-related positions also contributed to the performance decline for the fiscal year. Advisory Board Company, a leading provider of insight-driven technology, research, and services for organizations in transforming industries (healthcare and higher education) reported better than expected fourth quarter earnings, but 2016 guidance fell below expectations due to the lack of recent acquisitions and a sharp slowdown across the company's healthcare business, particularly in the revenue cycle management related sales. We are currently reviewing our investment thesis for the company. There were a few positives related to our portfolio positioning within healthcare during the period. One of which was our considerable underweight to biotechnology companies, a poor performing industry over the period. Performance for that industry declined by more than 35% within the Russell Midcap Growth Index, and our significant underweight helped offset some of the index-relative shortfall from individual securities above.

The financials were a bright spot for the Fund during the period with strong contributions from MarketAxess Holdings and MSCI, Inc. MarketAxess Holdings made the largest performance contribution to the portfolio as the company continued to benefit from the trend in electronic trading of fixed income securities away from traditional phone orders. Meanwhile MSCI, which offers a broad range of products and services for the investment community,

Portfolio Management Review

(Continued) (Unaudited)

including indexes and portfolio risk and performance analytics, advanced over 20% during the period. The company's strengths include entrenched customer relationships, high barriers to entry, recurring revenue streams and very scalable operations. Its core business continued to benefit from positive Exchange Traded Fund (ETF) flows and the company demonstrated better cost control and more aggressive capital allocation (share repurchases). Within consumer, Homeaway, Inc., a leading vacation rental listing service, was acquired by Expedia for a 25% premium driving that position to become one of the top contributors to performance results for the period. Information technology was another area with strong relative performance during the period. The portfolio produced a return that was nearly flat for the year within information technology while the Russell Midcap Growth Index's return for that sector declined by about 9.5%.

The portfolio continues to broaden out considerably and we ended the quarter with 62 holdings, a fairly significant increase from the lower 50s at the start of last year (2015). We've been taking advantage of the recent uptick in volatility to enhance the portfolio's risk/reward profile and have been able to add several premier companies on declines in their valuation multiples. Overall we believe the U.S. consumer's financial condition is strong due to low gas prices, improving wages, continued improvement in the housing market, and modest job gains. We are constructive on companies that should benefit from any uptick in consumer and business spending including select consumer brands, restaurants, industrials and technology. We expect corporate earnings to improve in the second half of the year due to more favorable comparisons with the year-ago period. We continue to believe that volatility will likely be elevated this year as the market sorts through inconsistent global economic growth and an uncertain interest rate environment. As we have mentioned in prior updates, medium sized companies remain the beneficiary of stronger U.S. growth as these companies have less exposure to weaker overseas economies which creates a nice backdrop for the asset class.

Buffalo Small Cap Fund

The Buffalo Small Cap Fund produced a return of -13.28% for the annual period, which trailed the Russell 2000 Growth Index return of -11.84%. While the Fund enjoyed solid relative performance in Healthcare and Technology, weakness in Consumer Discretionary and Staples as well as Financials hurt relative performance.

Following strong performance in our financial holdings over the past few years, we experienced some underperformance in this area over the last twelve months. The underperformance was largely due to an overweight position in companies that are reliant upon the capital markets, namely Stifel Financial, Wisdomtree Investments, and Envestnet. While a decline in the equity markets, reduced investment banking activity, and postponement of interest rate increases by the Fed have weighed on the performance of these companies, additional fundamental issues have also weighed on certain names. Envestnet announced an acquisition that was poorly received by the market and Stifel Financial was pressured by the Department of Labor's new fiduciary rule on retirement assets. We have exited the Envestment position and reduced the weighting in Stifel in order to reduce our overall weighting in capital markets.

Consumer Discretionary underperformed mainly due to one position, Restoration Hardware. A retailer of high-end furniture, the company experienced weakness in certain geographies like Texas and Florida and was subject to delayed deliveries of orders from its new RH Modern concept. Due to their exposure to affluent customers, stock market volatility will likely have an effect on their ability to drive same store sales during a period where the company is moving to a much larger and more expensive store format. Due to inconsistency in their business and execution, the position has been eliminated from the portfolio.

Healthcare was the best performing sector relative to the index as our considerable underweight in biotechnology (which declined 34% over the year) was a very solid contributor to performance. While the biotech underweight certainly helped relative return, the portfolio's remaining Healthcare positions also added additional relative outperformance, especially in specialty pharmaceuticals. Performance from the Technology and Telecommunications sectors also showed improvement with both sectors adding positive relative performance for the year.

While we are disappointed with the relative underperformance during the period, we are very pleased with the changes we have made to the portfolio over this time period. We have refreshed the portfolio with many new ideas and have eliminated many names we believe are likely to be underperformers going forward. We continue to look for stocks that could benefit from the long term trends we are excited about while being disciplined on valuation and using market volatility to our advantage.

We believe the U.S. consumer's financial condition is strong due to low gas prices, improving wages, continued improvement in the housing market, and modest job gains. We are constructive on companies that should benefit from any uptick in consumer and business spending including select consumer brands, restaurants, industrials and technology. We expect corporate earnings to improve in the second half of the year due to more favorable comparisons with the year-ago period. We continue to believe that

(Unaudited)

volatility will likely be elevated this year as the market sorts through inconsistent global economic growth and an uncertain interest rate environment.

Sincerely,

John C. Kornitzer
President, KCM

Earnings growth is not representative of the fund's future performance.

A basis point is one hundredth of a percentage point (0.01%)

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.

Cash flow is the net amount of cash moving into and out of a business.

Scarcity refers to the basic economic problem, the gap between limited — that is, scarce — resources and theoretically limitless wants.

Yield is the income return on an investment.

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

A Standard & Poor's Rating of B means an obligor is more vulnerable the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. A Standard and Poor's Rating of BB means an obligor is less vulnerable in the near term than other lower-rated obligors. A Standard and Poor's Rating of CCC means an obligor is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. The highest rating is AAA and the lowest rating is D. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Duration is a commonly used measure of the potential volatility of the price of debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Morningstar U.S. Market Index is a diversified broad market index that targets 97% market capitalization coverage of the investable universe. Morningstar's Style Index Family tracks the equity market in the U.S. by capitalization and investment style. Morningstar Indexes are based on the same methodology as the Morningstar Style Box. Morningstar Style Index categories include among others: Small Growth, Mid Growth and Large Growth.

Investment Results

Total Returns as of March 31, 2016 (Unaudited)

			AVERAGE ANNUAL
	GROSS EXPENSE RATIO*	THREE MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Buffalo Discovery Fund (inception date 4/16/01)	1.01%	-1.58%	-3.33%	11.86%	9.23%	8.35%
Russell 3000 Growth Index	N/A	0.34%	1.34%	12.00%	8.09%	5.94%
Lipper Multi-Cap Growth Funds Index	N/A	-3.90%	-5.29%	9.42%	6.50%	5.22%
Buffalo Dividend Focus Fund (inception date 12/03/12)	0.95%	0.90%	-0.88%	N/A	N/A	13.30%
S&P 500 Index	N/A	1.35%	1.78%	N/A	N/A	14.49%
Lipper Equity Income Funds Index	N/A	2.46%	-0.56%	N/A	N/A	11.56%
Buffalo Emerging Opportunities Fund (inception date 5/21/04)	1.47%	-3.27%	-15.47%	9.67%	4.40%	6.38%
Russell 2000 Growth Index	N/A	-4.68%	-11.84%	7.70%	6.00%	7.98%
Lipper Small-Cap Growth Funds Index	N/A	-3.92%	-10.18%	6.86%	5.06%	6.99%
Buffalo Flexible Income Fund (inception date 8/12/94)	1.02%	0.58%	-2.24%	6.41%	6.11%	7.01%
S&P 500 Index	N/A	1.35%	1.78%	11.58%	7.01%	9.24%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	1.29%	-2.12%	5.61%	4.69%	6.77%
Buffalo Growth Fund (inception date 5/19/95)	0.91%	0.35%	-0.96%	10.27%	8.10%	9.60%
Russell 1000 Growth Index	N/A	0.74%	2.52%	12.38%	8.28%	8.33%
Lipper Large Cap Growth Funds Index	N/A	-4.24%	-2.24%	10.17%	6.46%	7.13%
Buffalo High Yield Fund (inception date 5/19/95)	1.03%	0.52%	-0.41%	4.83%	6.04%	7.21%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	3.23%	-3.99%	4.71%	6.85%	6.97%
Lipper High Yield Bond Funds Index	N/A	2.13%	-5.17%	4.08%	5.46%	5.63%
Buffalo International Fund (inception date 9/28/07)	1.06%	0.62%	-4.02%	3.55%	N/A	2.08%
MSCI AC World (ex USA) Index	N/A	-0.38%	-9.19%	0.31%	N/A	-1.32%
Lipper International Funds Index	N/A	-1.58%	-7.58%	2.24%	N/A	-0.39%
Russell Global (ex USA) Index Net	N/A	-0.23%	-7.85%	0.75%	N/A	-0.76%
Buffalo Large Cap Fund (inception date 5/19/95)	0.96%	-2.37%	-1.56%	10.57%	7.40%	8.86%
Russell 1000 Growth Index	N/A	0.74%	2.52%	12.38%	8.28%	8.33%
Lipper Large-Cap Growth Funds Index	N/A	-4.24%	-2.24%	10.17%	6.46%	7.13%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.01%	-1.89%	-8.83%	7.03%	5.74%	7.42%
Russell Midcap Growth Index	N/A	0.58%	-4.75%	9.99%	7.43%	7.98%
Lipper Mid-Cap Growth Funds Index	N/A	-1.52%	-7.18%	7.47%	6.66%	6.84%
Buffalo Small Cap Fund (inception date 4/14/98)	1.00%	-5.72%	-13.28%	5.60%	4.62%	10.54%
Russell 2000 Growth Index	N/A	-4.68%	-11.84%	7.70%	6.00%	4.72%
Lipper Small-Cap Growth Funds Index	N/A	-3.92%	-10.18%	6.86%	5.06%	5.46%

*  As reported in the Funds' Prospectus dated July 29, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The Buffalo Discovery, Dividend Focus, Flexible Income, International, Large Cap, Mid Cap, and Growth Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Emerging Opportunities and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days.

(Unaudited)

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI AC World (ex USA) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Russell 2000 Growth Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell Global Index is designed to measure the performance of the global equity market based on all investable equity securities. The Russell Global Index represents 98% of the investable universe, reflecting the performance of over 10,000 securities in 47 countries. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

(Unaudited)

Buffalo Discovery Fund

Growth of a $10,000 Investment

Buffalo Dividend Focus Fund

Growth of a $10,000 Investment

Buffalo Emerging Opportunities Fund

Growth of a $10,000 Investment

Buffalo Flexible Income Fund

Growth of a $10,000 Investment

Buffalo Growth Fund

Growth of a $10,000 Investment

Buffalo High Yield Fund

Growth of a $10,000 Investment

Buffalo International Fund

Growth of a $10,000 Investment

Buffalo Large Cap Fund

Growth of a $10,000 Investment

(Unaudited)

Buffalo Mid Cap Fund

Growth of a $10,000 Investment

Buffalo Small Cap Fund

Growth of a $10,000 Investment

Expense Example

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or trans- action fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at pre- vailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Flexible Income, Dividend Focus, International, Large Cap, Mid Cap, Discovery and Growth Funds within 60 days of purchase. The Buffalo High Yield, Emerging Opportunities and Small Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$1,034.50	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$1,071.90	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,015.30	$4.89

*  Expenses are equal to the Fund's annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$994.00	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,010.30	$7.39

*  Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(Unaudited)

BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$1,049.90	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.05

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$1,057.00	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,015.90	$4.59

*  Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$1,006.90	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$1,047.60	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,014.70	$5.19

*  Expenses are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$1,030.00	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,015.60	$4.74

*  Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$985.60	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD OCTOBER 1, 2015 - MARCH 31, 2016*
Actual	$1,000.00	$986.50	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Allocation of Portfolio Holdings

Percentages represent market value as a percentage of investments as of March 31, 2016 (Unaudited)

BUFFALO DISCOVERY FUND

Common Stock	93.45%
Short-Term Investments	6.55%
100.00%

BUFFALO DIVIDEND FOCUS FUND

Common Stock	90.59%
Short-Term Investments	9.41%
100.00%

BUFFALO EMERGING OPPORTUNITIES FUND

Common Stock	92.27%
Short-Term Investments	7.73%
100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	74.03%
Corporate Bonds	16.43%
Convertible Bonds	6.44%
REITS	2.57%
Short-Term Investments	0.53%
100.00%

BUFFALO GROWTH FUND

Common Stock	95.07%
Short-Term Investments	4.93%
100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	63.39%
Short-Term Investments	13.41%
Convertible Bonds	11.50%
Bank Loans	8.06%
Common Stocks	2.87%
Preferred Stocks	0.77%
100.00%

BUFFALO INTERNATIONAL FUND

Common Stock	98.03%
Short-Term Investments	1.97%
100.00%

BUFFALO LARGE CAP FUND

Common Stock	96.76%
Short-Term Investments	3.24%
100.00%

(Unaudited)

BUFFALO MID CAP FUND

Common Stock	89.45%
Short-Term Investments	10.55%
100.00%

BUFFALO SMALL CAP FUND

Common Stock	98.26%
Short-Term Investments	1.74%
100.00%

Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 93.26%
CONSUMER DISCRETIONARY — 15.66%
	Auto Components — 1.52%
367,883	Gentherm Inc.(a)	$15,300,254
	Distributors — 1.41%
446,180	LKQ Corp.(a)	14,246,528
	Diversified Consumer Services — 1.25%
334,966	ServiceMaster Global Holdings Inc.(a)	12,621,519
	Hotels, Restaurants & Leisure — 1.04%
22,330	Chipotle Mexican Grill, Inc.(a)	10,516,760
	Household Durables — 2.96%
341,467	Garmin Ltd.(b)	13,645,021
183,095	Harman International Industries, Inc.	16,302,779
		29,947,800
	Internet & Catalog Retail — 1.25%
80,795	Expedia, Inc.	8,711,317
38,575	Netflix Inc.(a)	3,943,522
		12,654,839
	Internet Software & Services — 0.46%
518,780	Pandora Media Inc.(a)	4,643,081
	Leisure Products — 1.22%
124,955	Polaris Industries Inc.	12,305,568
	Media — 1.25%
579,254	Lions Gate Entertainment Corp.(b)	12,656,700
	Specialty Retail — 1.33%
244,895	Williams-Sonoma, Inc.	13,405,552
	Textiles, Apparel & Luxury Goods — 1.97%
205,915	Columbia Sportswear Co.	12,373,432
37,725	lululemon athletica, Inc.(a)	2,554,360
58,705	Under Armour, Inc. — Class A(a)	4,979,945
		19,907,737
	Total Consumer Discretionary (Cost $148,349,462)	158,206,338
CONSUMER STAPLES — 3.54%
	Food & Staples Retailing — 2.21%
137,010	CVS Health Corp.	14,212,048
260,900	Whole Foods Market, Inc.	8,116,599
		22,328,647
	Household Products — 0.94%
75,255	The Clorox Co.	9,486,645
	Personal Products — 0.39%
41,675	The Estee Lauder Companies Inc. — Class A	3,930,369
	Total Consumer Staples (Cost $33,049,060)	35,745,661
FINANCIALS — 7.82%
	Capital Markets — 1.42%
332,520	SEI Investments Management Corp.	14,314,986

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS (Continued)
	Diversified Financial Services — 6.40%
69,940	Intercontinental Exchange, Inc.	$16,445,691
180,600	McGraw Hill Financial, Inc.	17,875,788
192,545	MSCI, Inc.	14,263,734
242,960	Nasdaq, Inc.	16,127,685
		64,712,898
	Total Financials (Cost $72,301,694)	79,027,884
HEALTH CARE — 17.51%
	Biotechnology — 3.35%
93,394	Alnylam Pharmaceuticals Inc.(a)	5,862,341
345,712	Baxalta, Inc.	13,966,765
421,500	Cepheid, Inc.(a)	14,061,240
		33,890,346
	Health Care Equipment & Supplies — 4.05%
1,153,533	Accuray Inc.(a)	6,667,421
214,674	Align Technology, Inc.(a)	15,604,653
184,696	Inogen Inc.(a)	8,307,626
251,780	Insulet Corp.(a)	8,349,025
79,778	Oxford Immunotec Global PLC(a)(b)	790,600
86,380	The Spectranetics Corp.(a)	1,254,237
		40,973,562
	Health Care Technology — 3.12%
105,115	athenahealth Inc.(a)	14,587,860
319,860	Cerner Corp.(a)	16,939,786
		31,527,646
	Life Sciences Tools & Services — 3.99%
427,260	Agilent Technologies, Inc.	17,026,311
158,062	Charles River Laboratories International, Inc.(a)	12,003,228
418,145	VWR Corp.(a)	11,315,004
		40,344,543
	Pharmaceuticals — 3.00%
663,750	Akorn, Inc.(a)	15,618,037
461,015	The Medicines Co.(a)	14,646,447
		30,264,484
	Total Health Care (Cost $151,101,322)	177,000,581
INDUSTRIALS — 17.43%
	Aerospace & Defense — 1.15%
266,477	Hexcel Corp.	11,647,710
	Building Products — 1.14%
181,155	Allegion PLC(b)	11,541,385
	Commercial Services & Supplies — 3.29%
353,230	Republic Services, Inc.	16,831,410
130,538	Stericycle, Inc.(a)	16,472,590
		33,304,000
	Electrical Equipment — 1.99%
52,955	Acuity Brands, Inc.	11,551,603
74,865	Rockwell Automation, Inc.	8,515,894
		20,067,497

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Industrial Conglomerates — 3.12%
191,455	Danaher Corp.	$18,161,421
72,950	Roper Industries, Inc.	13,333,072
		31,494,493
	Machinery — 1.74%
90,555	Chart Industries, Inc.(a)	1,966,854
140,820	Parker-Hannifin Corp.	15,642,286
		17,609,140
	Professional Services — 5.00%
134,725	IHS Inc. — Class A(a)	16,727,456
334,698	Nielsen Holdings PLC(b)	17,625,197
202,168	Verisk Analytics, Inc(a)	16,157,266
		50,509,919
	Total Industrials (Cost $149,508,349)	176,174,144
INFORMATION TECHNOLOGY — 23.24%
	Communications Equipment — 1.86%
144,075	F5 Networks, Inc.(a)	15,250,339
140,050	Juniper Networks, Inc.	3,572,675
		18,823,014
	Electronic Equipment, Instruments & Components — 1.91%
248,680	National Instruments Corp.	7,487,755
477,445	Trimble Navigation Ltd.(a)	11,840,636
		19,328,391
	Internet Software & Services — 5.05%
132,548	Akamai Technologies, Inc.(a)	7,365,692
34,635	Alphabet, Inc. — Class A(a)	26,423,042
150,810	Facebook Inc. — Class A(a)	17,207,421
		50,996,155
	IT Services — 2.07%
170,649	MasterCard, Inc. — Class A	16,126,330
180,365	Teradata Corp.(a)	4,732,778
		20,859,108
	Semiconductors & Semiconductor Equipment — 4.48%
1,127,732	Micron Technology, Inc.(a)	11,807,354
236,855	QUALCOMM, Inc.	12,112,765
418,441	Semtech Corp.(a)	9,201,518
212,115	Texas Instruments, Inc.	12,179,643
		45,301,280
	Software — 6.24%
114,860	ACI Worldwide, Inc.(a)	2,387,939
41,410	ANSYS, Inc.(a)	3,704,539
137,120	Aspen Technology, Inc.(a)	4,954,146
493,705	CommVault Systems, Inc.(a)	21,313,245
156,105	Imperva Inc.(a)	7,883,302
180,309	Red Hat, Inc.(a)	13,434,824
126,635	salesforce.com, inc.(a)	9,349,462
		63,027,457

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Technology Hardware, Storage & Peripherals — 1.63%
151,360	Apple Inc.	$16,496,726
	Total Information Technology (Cost $187,562,448)	234,832,131
MATERIALS — 8.06%
	Chemicals — 7.32%
118,035	Airgas, Inc.	16,718,477
103,970	Ecolab Inc.	11,594,734
300,850	FMC Corp.	12,145,315
57,300	International Flavors & Fragrances Inc.	6,519,021
111,725	Monsanto Co.	9,802,752
150,325	Praxair, Inc.	17,204,696
		73,984,995
	Containers & Packaging — 0.74%
156,500	Sealed Air Corporation	7,513,565
	Total Materials (Cost $72,361,605)	81,498,560
TOTAL COMMON STOCKS (COST $814,233,940)		942,485,299
REITS — 1.57%
FINANCIALS — 1.57%
	Real Estate Investment Trusts (REITs) — 1.57%
48,019	Equinix Inc.	15,880,364
	Total Financials (Cost $8,899,345)	15,880,364
TOTAL REITS (COST $8,899,345)		15,880,364
SHORT TERM INVESTMENTS — 6.65%
INVESTMENT COMPANY — 6.65%
67,189,875	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	67,189,875
	Total Investment Company	67,189,875
TOTAL SHORT TERM INVESTMENTS (COST $67,189,875)		67,189,875
TOTAL INVESTMENTS — 101.48% (COST $890,323,160)		1,025,555,538
Liabilities in Excess of Other Assets — (1.48)%		(14,972,666)
TOTAL NET ASSETS — 100.00%		$1,010,582,872

PLC — Public Limited Company

  (a)  Non-income producing.

  (b)  Foreign Issued Security. The total value of these securities amounted to $56,258,903 (5.57% of net assets) at March 31, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 90.22%
CONSUMER DISCRETIONARY — 9.99%
	Automobiles — 0.49%
5,900	General Motors Co.	$185,437
	Hotels, Restaurants & Leisure — 3.12%
9,725	Carnival Corp.(b)	513,188
6,375	Cedar Fair, L.P.	378,994
4,225	Marriott International, Inc. — Class A	300,735
		1,192,917
	Media — 3.15%
7,100	Comcast Corp. — Class A	433,668
12,250	Twenty-First Century Fox, Inc. — Class A	341,530
4,300	The Walt Disney Co.	427,033
		1,202,231
	Multiline Retail — 1.31%
6,100	Target Corporation	501,908
	Specialty Retail — 1.92%
3,175	Foot Locker, Inc.	204,788
3,975	The Home Depot, Inc.	530,384
		735,172
	Total Consumer Discretionary (Cost $3,339,737)	3,817,665
CONSUMER STAPLES — 11.25%
	Beverages — 2.04%
7,600	PepsiCo, Inc.	778,848
	Food & Staples Retailing — 1.40%
7,850	Wal-Mart Stores, Inc.	537,647
	Food Products — 2.58%
7,875	The Kraft Heinz Co.	618,660
8,200	Pinnacle Foods Inc.	366,376
		985,036
	Household Products — 3.18%
7,150	Colgate-Palmolive Co.	505,147
8,625	The Procter & Gamble Co.	709,924
		1,215,071
	Personal Products — 1.07%
9,125	Unilever N.V. NY Shares — ADR(b)	407,705
	Tobacco — 0.98%
6,000	Altria Group, Inc.	375,960
	Total Consumer Staples (Cost $3,697,384)	4,300,267
ENERGY — 8.50%
	Energy Equipment & Services — 1.80%
18,100	Patterson-UTI Energy, Inc.	318,922
5,000	Schlumberger Ltd.(b)	368,750
		687,672

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
	Oil, Gas & Consumable Fuels — 6.70%
414	California Resources Corporation	$427
4,350	Chevron Corp.	414,990
1,500	Devon Energy Corporation	41,160
10,600	Enterprise Products Partners L.P.	260,972
4,875	EQT Midstream Partners LP	362,846
8,800	Exxon Mobil Corp.	735,592
7,325	Hess Corp.	385,661
5,275	Occidental Petroleum Corp.	360,968
		2,562,616
	Total Energy (Cost $3,113,974)	3,250,288
FINANCIALS — 12.35%
	Banks — 6.06%
34,450	Bank of America Corp.	465,764
16,000	BB&T Corp.	532,320
10,675	JPMorgan Chase & Co.	632,173
14,200	Wells Fargo & Co.	686,712
		2,316,969
	Capital Markets — 1.02%
900	BlackRock, Inc.	306,513
1,700	Oaktree Capital Group LLC	83,861
		390,374
	Diversified Financial Services — 3.78%
3,850	Berkshire Hathaway Inc. — Class B(a)	546,238
4,925	CME Group Inc.	473,046
4,300	McGraw Hill Financial, Inc.	425,614
		1,444,898
	Insurance — 1.49%
9,725	Arthur J. Gallagher & Co.	432,568
3,125	MetLife, Inc.	137,313
		569,881
	Total Financials (Cost $4,466,939)	4,722,122
HEALTH CARE — 13.56%
	Biotechnology — 3.60%
9,425	AbbVie Inc.	538,356
3,250	Amgen Inc.	487,272
3,800	Gilead Sciences, Inc.	349,068
		1,374,696
	Health Care Equipment & Supplies — 0.82%
4,200	Medtronic, PLC(b)	315,000
	Health Care Providers & Services — 3.00%
2,325	Anthem, Inc.	323,152
5,325	Cardinal Health, Inc.	436,384
3,000	UnitedHealth Group Inc.	386,700
		1,146,236

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Pharmaceuticals — 6.14%
4,200	Bristol-Myers Squibb Co.	$268,296
3,150	Eli Lilly & Co.	226,831
6,825	Johnson & Johnson	738,465
9,750	Merck & Co., Inc.	515,873
20,150	Pfizer Inc.	597,246
		2,346,711
	Total Health Care (Cost $4,862,320)	5,182,643
INDUSTRIALS — 8.10%
	Aerospace & Defense — 2.62%
3,175	The Boeing Co.	403,035
2,300	Honeywell International, Inc.	257,715
3,400	United Technologies Corp.	340,340
		1,001,090
	Airlines — 1.03%
8,100	Delta Air Lines, Inc.	394,308
	Commercial Services & Supplies — 1.27%
8,200	Waste Management, Inc.	483,800
	Industrial Conglomerates — 2.93%
1,950	3M Co.	324,929
25,050	General Electric Co.	796,339
		1,121,268
	Road & Rail — 0.25%
1,125	Norfolk Southern Corp.	93,656
	Total Industrials (Cost $2,630,743)	3,094,122
INFORMATION TECHNOLOGY — 18.20%
	Communications Equipment — 1.15%
15,500	Cisco Systems, Inc.	441,285
	Internet Software & Services — 1.74%
430	Alphabet, Inc. — Class A(a)	328,047
450	Alphabet, Inc. — Class C(a)	335,227
		663,274
	IT Services — 2.81%
5,975	Paychex, Inc.	322,710
9,825	Visa Inc. — Class A	751,416
		1,074,126
	Semiconductors & Semiconductor Equipment — 3.22%
11,600	Intel Corp.	375,260
7,175	QUALCOMM, Inc.	366,930
8,500	Texas Instruments Inc.	488,070
		1,230,260
	Software — 4.96%
10,700	Activision Blizzard, Inc.	362,088
19,950	Microsoft Corp.	1,101,838
10,525	Oracle Corp.	430,578
		1,894,504

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Technology Hardware, Storage & Peripherals — 4.32%
11,720	Apple Inc.	$1,277,363
14,075	EMC Corp.	375,099
		1,652,462
	Total Information Technology (Cost $5,558,471)	6,955,911
MATERIALS — 1.12%
	Chemicals — 1.12%
6,075	The Dow Chemical Co.	308,974
1,400	LyondellBasell Industries NV — Class A(b)	119,812
	Total Materials (Cost $411,899)	428,786
TELECOMMUNICATION SERVICES — 2.68%
	Diversified Telecommunication Services — 2.68%
12,450	AT&T Inc.	487,666
9,925	Verizon Communications, Inc.	536,744
	Total Telecommunication Services (Cost $885,409)	1,024,410
UTILITIES — 4.47%
	Electric Utilities — 4.47%
7,650	American Electric Power Co., Inc.	507,960
7,250	Edison International	521,202
1,837	NextEra Energy, Inc.	217,391
11,025	Xcel Energy, Inc.	461,066
	Total Utilities (Cost $1,483,495)	1,707,619
TOTAL COMMON STOCKS (COST $30,450,371)		34,483,833
SHORT TERM INVESTMENTS — 9.37%
INVESTMENT COMPANY — 9.37%
3,581,162	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	3,581,162
	Total Investment Company	3,581,162
TOTAL SHORT TERM INVESTMENTS (COST $3,581,162)		3,581,162
TOTAL INVESTMENTS — 99.59% (COST $34,031,533)		38,064,995
Other Assets in Excess of Liabilities — 0.41%		156,983
TOTAL NET ASSETS — 100.00%		$38,221,978

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non-income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $1,724,455 (4.51% of net assets) at March 31, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 93.63%
CONSUMER DISCRETIONARY — 24.31%
	Auto Components — 2.63%
79,100	Motorcar Parts of America, Inc.(a)	$3,004,218
	Hotels, Restaurants & Leisure — 7.37%
102,900	Fiesta Restaurant Group, Inc.(a)	3,373,062
106,300	Fogo De Chao, Inc.(a)	1,659,343
167,900	Kona Grill, Inc.(a)	2,174,305
89,000	Potbelly Corp.(a)	1,211,290
		8,418,000
	Household Durables — 1.75%
56,800	iRobot Corp.(a)	2,005,040
	Internet & Catalog Retail — 1.39%
81,797	Duluth Holdings Inc.(a)	1,594,223
	Leisure Products — 2.73%
122,500	MCBC Holdings, Inc.(a)	1,724,800
72,000	Nautilus, Inc.(a)	1,391,040
		3,115,840
	Media — 2.94%
142,200	MDC Partners Inc. — Class A(b)	3,355,920
	Specialty Retail — 3.49%
41,600	Restoration Hardware Holdings Inc.(a)	1,743,040
150,801	The Tile Shop Holdings, Inc.(a)	2,248,443
		3,991,483
	Textiles, Apparel & Luxury Goods — 2.01%
34,100	Oxford Industries, Inc.	2,292,543
	Total Consumer Discretionary (Cost $25,358,450)	27,777,267
CONSUMER STAPLES — 4.88%
	Beverages — 0.52%
14,000	National Beverage Corp.(a)	592,480
	Food & Staples Retailing — 2.24%
89,041	The Chefs' Warehouse Inc.(a)	1,806,642
35,400	Natural Grocers By Vitamin Cottage Inc.(a)	752,958
		2,559,600
	Food Products — 2.12%
169,450	Amplify Snack Brands, Inc.(a)	2,426,524
	Total Consumer Staples (Cost $4,888,986)	5,578,604
FINANCIALS — 3.71%
	Capital Markets — 3.01%
109,500	Financial Engines Inc.	3,441,585
	Diversified Financial Services — 0.70%
102,200	On Deck Capital, Inc.(a)	796,138
	Total Financials (Cost $4,602,114)	4,237,723

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 14.96%
	Health Care Equipment & Supplies — 6.71%
179,992	Accuray Inc.(a)	$1,040,354
164,200	ConforMIS Inc.(a)	1,765,150
14,300	ICU Medical, Inc.(a)	1,488,630
41,600	Inogen Inc.(a)	1,871,168
10,875	Neogen Corp.(a)	547,556
65,400	The Spectranetics Corp.(a)	949,608
		7,662,466
	Health Care Providers & Services — 2.23%
103,295	HealthEquity, Inc.(a)	2,548,288
	Health Care Technology — 2.56%
105,003	Omnicell, Inc.(a)	2,926,433
	Pharmaceuticals — 3.46%
181,400	Aratana Therapeutics, Inc.(a)	1,001,328
127,400	Intersect ENT, Inc.(a)	2,420,600
40,000	Syndax Pharmaceuticals, Inc.(a)	532,800
		3,954,728
	Total Health Care (Cost $13,190,970)	17,091,915
INDUSTRIALS — 5.47%
	Building Products — 1.86%
48,500	Apogee Enterprises, Inc.	2,128,665
	Commercial Services & Supplies — 0.87%
160,000	CECO Environmental Corp.	993,600
	Machinery — 0.83%
12,200	Proto Labs, Inc.(a)	940,498
	Professional Services — 1.91%
13,300	Exponent, Inc.	678,433
29,700	WageWorks, Inc.(a)	1,503,117
		2,181,550
	Total Industrials (Cost $3,778,286)	6,244,313
INFORMATION TECHNOLOGY — 33.79%
	Communications Equipment — 3.53%
133,200	CalAmp Corp.(a)	2,388,276
168,000	Ruckus Wireless Inc.(a)	1,648,080
		4,036,356
	Electronic Equipment, Instruments & Components — 0.65%
23,014	FARO Technologies, Inc.(a)	741,281
	Internet Software & Services — 16.88%
29,775	Alarm.com Holdings, Inc(a)	705,667
257,000	Amber Road Inc.(a)	1,390,370
103,400	Apigee Corporation(a)	859,254
9,100	Appfolio, Inc. — Class A(a)	111,384
51,400	Benefitfocus, Inc.(a)	1,714,190
43,400	Demandware Inc.(a)	1,696,940
83,605	Envestnet, Inc.(a)	2,274,056
103,894	Instructure, Inc.(a)	1,863,858
325,201	Internap Network Services Corp.(a)	887,799
58,800	LogMeIn, Inc.(a)	2,967,048
80,650	Mimecast Ltd(a)(b)	784,725
68,600	NIC, Inc.	1,236,858
65,100	SPS Commerce Inc.(a)	2,795,394
		19,287,543

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	IT Services — 2.05%
62,600	Virtusa Corp.(a)	$2,344,996
	Semiconductors & Semiconductor Equipment — 1.75%
149,868	PDF Solutions, Inc.(a)	2,005,234
	Software — 8.93%
151,886	Exa Corp.(a)	1,966,924
54,500	Imperva Inc.(a)	2,752,250
222,500	Materialise NV — ADR(a)(b)(c)	1,691,000
110,000	MobileIron, Inc.(a)	497,200
17,300	Proofpoint, Inc.(a)	930,394
129,300	The Rubicon Project, Inc.(a)	2,363,604
		10,201,372
	Total Information Technology (Cost $35,915,613)	38,616,782
MATERIALS — 2.04%
	Chemicals — 2.04%
363,300	AgroFresh Solutions, Inc.(a)	2,325,120
	Total Materials (Cost $3,717,588)	2,325,120
TELECOMMUNICATION SERVICES — 4.47%
	Diversified Telecommunication Services — 4.47%
287,599	8x8, Inc.(a)	2,893,246
249,500	inContact Inc.(a)	2,218,055
	Total Telecommunication Services (Cost $4,226,439)	5,111,301
TOTAL COMMON STOCKS (COST $95,678,446)		106,983,025
SHORT TERM INVESTMENTS — 7.84%
INVESTMENT COMPANY — 7.84%
8,961,284	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(d)	8,961,284
	Total Investment Company	8,961,284
TOTAL SHORT TERM INVESTMENTS (COST $8,961,284)		8,961,284
TOTAL INVESTMENTS — 101.47% (COST $104,639,730)		115,944,309
Liabilities in Excess of Other Assets — (1.47)%		(1,674,611)
TOTAL NET ASSETS — 100.00%		$114,269,698

ADR — American Depositary Receipt

  (a)  Non-income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $5,831,645 (5.10% of net assets) at March 31, 2016.

  (c)  A portion of these securities is deemed illiquid. The total value of the illiquid portions of these securities amounted to $788,356 (0.69% of net assets) at March 31, 2016.

  (d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 73.65%
CONSUMER DISCRETIONARY — 2.60%
	Automobiles — 0.65%
435,000	Ford Motor Co.	$5,872,500
	Media — 1.95%
800,000	Lions Gate Entertainment Corp.(d)	17,480,000
	Total Consumer Discretionary (Cost $31,069,720)	23,352,500
CONSUMER STAPLES — 14.41%
	Beverages — 4.71%
400,000	The Coca Cola Co.	18,556,000
35,000	Diageo PLC — ADR(d)	3,775,450
75,000	Dr. Pepper Snapple Group, Inc.	6,706,500
130,000	PepsiCo, Inc.	13,322,400
		42,360,350
	Food & Staples Retailing — 1.51%
50,000	Costco Wholesale Corp.	7,879,000
100,000	Sysco Corp.	4,673,000
15,000	Wal-Mart Stores, Inc.	1,027,350
		13,579,350
	Food Products — 3.20%
285,000	General Mills, Inc.	18,054,750
55,000	Kellogg Co.	4,210,250
47,000	The Kraft Heinz Co.	3,692,320
70,000	Mondelez International Inc. — Class A	2,808,400
		28,765,720
	Household Products — 4.99%
100,000	The Clorox Co.	12,606,000
30,000	Colgate-Palmolive Co.	2,119,500
50,000	Kimberly-Clark Corp.	6,725,500
285,000	The Procter & Gamble Co.	23,458,350
		44,909,350
	Total Consumer Staples (Cost $84,157,188)	129,614,770
ENERGY — 17.78%
	Energy Equipment & Services — 2.40%
190,000	Baker Hughes, Inc.(c)	8,327,700
75,000	Helmerich & Payne, Inc.	4,404,000
120,000	Schlumberger Ltd.(d)	8,850,000
		21,581,700
	Oil, Gas & Consumable Fuels — 15.38%
400,000	BP PLC — ADR(d)	12,072,000
170,000	Chevron Corp.	16,218,000
370,000	ConocoPhillips	14,899,900
140,000	Delek Logistics Partners LP	4,396,000
134,490	EQT Midstream Partners LP	10,010,091
255,000	Exxon Mobil Corp.	21,315,450
105,000	Hess Corp.	5,528,250
425,000	HollyFrontier Corp.	15,011,000
345,000	Kinder Morgan Inc.	6,161,700
175,000	Marathon Oil Corp.	1,949,500
100,000	Marathon Petroleum Corp.	3,718,000
25,000	Phillips 66	2,164,750

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
300,000	Royal Dutch Shell PLC. — Class A — ADR(d)	$14,535,000
200,000	Suncor Energy, Inc.(d)	5,562,000
144,800	Sunoco LP	4,797,224
		138,338,865
	Total Energy (Cost $172,167,883)	159,920,565
FINANCIALS — 3.35%
	Banks — 1.48%
400,000	BB&T Corp.	13,308,000
	Insurance — 1.87%
184,000	The Allstate Corp.	12,396,080
100,000	Arthur J. Gallagher & Co.	4,448,000
		16,844,080
	Total Financials (Cost $25,835,528)	30,152,080
HEALTH CARE — 9.22%
	Biotechnology — 0.63%
140,000	Baxalta, Inc.	5,656,000
	Health Care Equipment & Supplies — 1.74%
80,000	Abbott Laboratories	3,346,400
300,000	Baxter International, Inc.	12,324,000
		15,670,400
	Pharmaceuticals — 6.85%
75,000	Eli Lilly & Co.	5,400,750
500,000	GlaxoSmithKline PLC — ADR(d)	20,275,000
175,000	Johnson & Johnson	18,935,000
180,000	Merck & Co., Inc.	9,523,800
250,000	Pfizer Inc.	7,410,000
		61,544,550
	Total Health Care (Cost $65,276,151)	82,870,950
INDUSTRIALS — 9.13%
	Aerospace & Defense — 1.62%
115,000	The Boeing Co.	14,598,100
	Commercial Services & Supplies — 4.04%
1,000,000	Pitney Bowes Inc.	21,540,000
250,000	Waste Management, Inc.	14,750,000
		36,290,000
	Industrial Conglomerates — 3.18%
900,000	General Electric Co.(c)	28,611,000
	Road & Rail — 0.29%
100,000	CSX Corp.	2,575,000
	Total Industrials (Cost $53,162,522)	82,074,100
INFORMATION TECHNOLOGY — 7.88%
	Communications Equipment — 0.63%
200,000	Cisco Systems, Inc.	5,694,000
	IT Services — 2.02%
120,000	International Business Machines Corp. (IBM)	18,174,000

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Semiconductors & Semiconductor Equipment — 2.16%
600,000	Intel Corp.	$19,410,000
	Software — 3.07%
500,000	Microsoft Corp.(c)	27,615,000
	Total Information Technology (Cost $53,240,761)	70,893,000
MATERIALS — 3.07%
	Chemicals — 2.87%
340,000	The Dow Chemical Co.	17,292,400
100,000	E.I. du Pont de Nemours and Co.	6,332,000
30,000	Eastman Chemical Co.	2,166,900
		25,791,300
	Metals & Mining — 0.20%
63,800	Rio Tinto PLC — ADR(d)	1,803,626
	Total Materials (Cost $19,704,647)	27,594,926
TELECOMMUNICATION SERVICES — 5.41%
	Diversified Telecommunication Services — 5.41%
690,000	AT&T Inc.(c)	27,027,300
400,000	Verizon Communications, Inc.	21,632,000
	Total Telecommunication Services (Cost $43,160,616)	48,659,300
UTILITIES — 0.80%
	Gas Utilities — 0.80%
291,000	Questar Corp.	7,216,800
	Total Utilities (Cost $5,967,021)	7,216,800
TOTAL COMMON STOCKS (COST $553,742,037)		662,348,991
REITS — 2.56%
FINANCIALS — 2.56%
	Real Estate Investment Trusts (REITs) — 2.56%
185,000	Digital Realty Trust, Inc.	16,370,650
215,000	Weyerhaeuser Co.	6,660,700
	Total Financials (Cost $17,587,957)	23,031,350
TOTAL REITS (COST $17,587,957)		23,031,350
CONVERTIBLE BONDS — 6.41%
CONSUMER DISCRETIONARY — 3.80%
	Media — 3.80%
	Lions Gate Entertainment Inc.
$2,000,000	4.000%, 01/11/2017(a)	4,225,000
30,000,000	1.250%, 04/15/2018(a)	29,981,250
	Total Consumer Discretionary (Cost $32,000,000)	34,206,250

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 0.67%
	Health Care Equipment & Supplies — 0.29%
	Alere, Inc.
$2,250,000	3.000%, 05/15/2016	$2,612,813
	Pharmaceuticals — 0.38%
	The Medicines Company
3,000,000	2.500%, 01/15/2022	3,405,000
	Total Health Care (Cost $5,361,387)	6,017,813
INDUSTRIALS — 0.52%
	Air Freight & Logistics — 0.52%
	UTi Worldwide, Inc.
4,600,000	4.500%, 03/01/2019(d)	4,651,750
	Total Industrials (Cost $4,600,000)	4,651,750
INFORMATION TECHNOLOGY — 1.42%
	Internet Software & Services — 0.53%
	Cornerstone OnDemand, Inc.
4,750,000	1.500%, 07/01/2018	4,723,281
	Software — 0.89%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035	7,995,375
	Total Information Technology (Cost $12,006,620)	12,718,656
TOTAL CONVERTIBLE BONDS (COST $53,968,007)		57,594,469
CORPORATE BONDS — 16.34%
CONSUMER DISCRETIONARY — 3.52%
	Leisure Products — 0.27%
	Brunswick Corp.
2,200,000	7.375%, 09/01/2023	2,376,000
	Media — 2.96%
	Lions Gate Entertainment Corp.
15,000,000	5.250%, 08/01/2018(a)(d)	15,375,000
	Live Nation Entertainment Inc.
1,800,000	7.000%, 09/01/2020 (Acquired Various Dates, Cost $1,821,277)(b)(e)	1,894,500
	Sirius XM Radio, Inc.
2,000,000	4.250%, 05/15/2020 (Acquired Various Dates, Cost $1,929,577)(b)(e)	2,037,500
7,000,000	5.875%, 10/01/2020 (Acquired Various Dates, Cost $7,050,000)(b)(e)	7,340,200
		26,647,200
	Specialty Retail — 0.29%
	Rent-A-Center Inc.
3,000,000	6.625%, 11/15/2020	2,610,000
	Total Consumer Discretionary (Cost $30,961,214)	31,633,200
CONSUMER STAPLES — 0.09%
	Food & Staples Retailing — 0.09%
	Family Tree Escrow LLC.
800,000	5.250%, 03/01/2020 (Acquired Various Dates, Cost $800,000)(b)(e)	841,000
	Total Consumer Staples (Cost $800,000)	841,000

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY — 2.41%
	Energy Equipment & Services — 0.48%
	Forum Energy Technologies Inc.
$5,000,000	6.250%, 10/01/2021	$4,325,000
	Oil, Gas & Consumable Fuels — 1.93%
	Approach Resources, Inc.
3,000,000	7.000%, 06/15/2021	1,447,500
	Gulfport Energy Corp.
15,200,000	7.750%, 11/01/2020	15,276,000
	Swift Energy Co.
11,000,000	7.125%, 06/01/2017	605,000
		17,328,500
	Total Energy (Cost $34,181,974)	21,653,500
HEALTH CARE — 2.84%
	Health Care Providers & Services — 1.06%
	CHS / Community Health Systems, Inc.
2,000,000	6.875%, 02/01/2022	1,815,000
	ExamWorks Group, Inc.
7,500,000	5.625%, 04/15/2023	7,678,125
		9,493,125
	Pharmaceuticals — 1.78%
	Valeant Pharmaceuticals International, Inc.
4,050,000	6.750%, 08/15/2018 (Acquired Various Dates, Cost $4,132,927)(b)(d)(e)	3,695,625
13,000,000	6.375%, 10/15/2020 (Acquired Various Dates, Cost $1,3434,548)(b)(e)	10,855,000
	VRX Escrow Corp.
1,800,000	5.375%, 03/15/2020 (Acquired Various Dates, Cost $1,806,000)(b)(d)(e)	1,476,000
		16,026,625
	Total Health Care (Cost $28,935,975)	25,519,750
INDUSTRIALS — 1.65%
	Aerospace & Defense — 0.59%
	DigitalGlobe Inc.
2,500,000	5.250%, 02/01/2021	2,287,500
	TransDigm, Inc.
3,000,000	5.500%, 10/15/2020	3,024,000
		5,311,500
	Commercial Services & Supplies — 0.45%
	R.R. Donnelley & Sons Co.
4,000,000	8.600%, 08/15/2016	4,082,912
	Construction & Engineering — 0.61%
	Tutor Perini Corp.
5,575,000	7.625%, 11/01/2018	5,505,312
	Total Industrials (Cost $14,989,283)	14,899,724
INFORMATION TECHNOLOGY — 4.83%
	Cable & Satellite TV — 0.76%
	CCO Holdings LLC / CCO Holdings Capital Corp.
858,000	7.000%, 01/15/2019	875,314
3,706,000	5.250%, 03/15/2021	3,844,975
2,000,000	6.625%, 01/31/2022	2,110,000
		6,830,289

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Internet Software & Services — 2.46%
	Bankrate Inc.
$22,000,000	6.125%, 08/15/2018(e)	$22,111,760
	IT Services — 0.46%
	NeuStar, Inc.
5,000,000	4.500%, 01/15/2023	4,100,000
	Software — 1.15%
	ACI Worldwide, Inc.
3,750,000	6.375%, 08/15/2020 (Acquired Various Dates, Cost $3,750,000)(b)(e)	3,862,500
	Nuance Communications, Inc.
6,400,000	5.375%, 08/15/2020 (Acquired Various Dates, Cost $6,488,750)(b)(e)	6,524,000
		10,386,500
	Total Information Technology (Cost $43,262,684)	43,428,549
MATERIALS — 0.51%
	Chemicals — 0.17%
	OMNOVA Solutions, Inc.
1,504,000	7.875%, 11/01/2018	1,496,480
	Construction Materials — 0.34%
	Headwaters, Inc.
3,000,000	7.250%, 01/15/2019	3,105,000
	Total Materials (Cost $4,573,892)	4,601,480
TELECOMMUNICATION SERVICES — 0.49%
	Diversified Telecommunication Services — 0.49%
	Consolidated Communications Inc
5,000,000	6.500%, 10/01/2022	4,387,500
	Total Telecommunication Services (Cost $4,956,500)	4,387,500
TOTAL CORPORATE BONDS (COST $162,661,522)		146,964,703

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENTS — 0.53%
INVESTMENT COMPANY — 0.53%
4,762,484	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(f)	$4,762,484
	Total Investment Company	4,762,484
TOTAL SHORT TERM INVESTMENTS (COST $4,762,484)		4,762,484
TOTAL INVESTMENTS — 99.49% (COST $792,722,007)		894,701,997
Other Assets in Excess of Liabilities — 0.51%		4,544,236
TOTAL NET ASSETS — 100.00%		$899,246,233

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  These securities are deemed illiquid. The total value of these securities amounted to $49,581,250 (5.51% of net assets) at March 31, 2016.

  (b)  Restricted security deemed liquid. The total value of restricted securities is $38,526,325 (4.28% of net assets) at March 31, 2016.

  (c)  A portion of these investments are segregated as collateral for open written option contracts.

  (d)  Foreign Issued Securities. The total value of these securities amounted to $109,551,451 (12.18% of net assets) at March 31, 2016.

  (e)  144A Securities. The total value of 144A securities is $60,638,085 (6.74% of net assets) at March 31, 2016.

  (f)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

Buffalo Flexible Income Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2016

CONTRACTS		VALUE
CALL OPTIONS
	AT&T Inc.
1,000	Expiration: July 2016, Exercise Price: $40.00	$52,000
	Baker Hughes, Inc.
400	Expiration: April 2016, Exercise Price: $60.00	2,400
	General Electric Co.
500	Expiration: April 2016, Exercise Price: $31.00	46,000
	Microsoft Corp.
500	Expiration: April 2016, Exercise Price: $55.00	47,000
	Total Written Options (Premiums received $113,034)	$147,400

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 93.40%
CONSUMER DISCRETIONARY — 20.16%
	Hotels, Restaurants & Leisure — 5.25%
12,040	Chipotle Mexican Grill, Inc.(a)	$5,670,479
106,825	Dunkin' Brands Group Inc.	5,038,935
92,325	Starbucks Corporation	5,511,802
54,625	Starwood Hotels & Resorts Worldwide, Inc.	4,557,364
		20,778,580
	Internet & Catalog Retail — 5.22%
16,575	Amazon.com, Inc.(a)	9,839,583
12,010	Netflix Inc.(a)	1,227,782
7,440	The Priceline Group Inc.(a)	9,589,863
		20,657,228
	Internet Software & Services — 0.63%
277,165	Pandora Media Inc.(a)	2,480,627
	Media — 1.69%
67,310	The Walt Disney Co.	6,684,556
	Specialty Retail — 3.54%
75,635	The Home Depot, Inc.	10,091,978
71,400	Williams-Sonoma, Inc.	3,908,436
		14,000,414
	Textiles, Apparel & Luxury Goods — 3.83%
77,610	lululemon athletica, Inc.(a)	5,254,973
121,930	NIKE, Inc. — Class B	7,495,037
28,110	Under Armour, Inc. — Class A(a)	2,384,571
		15,134,581
	Total Consumer Discretionary (Cost $63,692,171)	79,735,986
CONSUMER STAPLES — 10.39%
	Beverages — 2.11%
66,845	Anheuser-Busch InBev SA/NV — ADR(b)	8,332,898
	Food & Staples Retailing — 3.15%
42,095	Costco Wholesale Corp.	6,633,330
186,911	Whole Foods Market, Inc.	5,814,801
		12,448,131
	Food Products — 1.66%
163,495	Mondelez International Inc. — Class A	6,559,419
	Household Products — 3.47%
68,795	Kimberly-Clark Corp.	9,253,615
54,505	The Procter & Gamble Co.	4,486,307
		13,739,922
	Total Consumer Staples (Cost $35,814,175)	41,080,370
ENERGY — 1.90%
	Energy Equipment & Services — 1.90%
78,909	Baker Hughes, Inc.	3,458,581
55,190	Schlumberger Ltd.(b)	4,070,263
	Total Energy (Cost $7,120,483)	7,528,844

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS — 6.56%
	Banks — 1.48%
120,710	Wells Fargo & Co.	$5,837,536
	Diversified Financial Services — 5.08%
76,190	CME Group Inc.	7,318,049
28,850	Intercontinental Exchange, Inc.	6,783,789
60,603	McGraw Hill Financial, Inc.	5,998,485
		20,100,323
	Total Financials (Cost $20,649,434)	25,937,859
HEALTH CARE — 13.37%
	Biotechnology — 1.20%
18,288	Biogen Idec Inc.(a)	4,760,732
	Health Care Equipment & Supplies — 5.94%
202,750	Abbott Laboratories	8,481,033
93,913	Align Technology, Inc.(a)	6,826,536
199,499	Baxter International, Inc.	8,195,419
		23,502,988
	Health Care Technology — 1.07%
79,750	Cerner Corp.(a)	4,223,560
	Life Sciences Tools & Services — 1.75%
106,020	Quintiles Transnational Holdings Inc.(a)	6,901,902
	Pharmaceuticals — 3.41%
14,630	Allergan plc(a)(b)	3,921,279
46,335	Johnson & Johnson	5,013,447
86,311	Merck & Co., Inc.	4,566,715
		13,501,441
	Total Health Care (Cost $41,486,784)	52,890,623
INDUSTRIALS — 11.51%
	Aerospace & Defense — 2.08%
73,435	Honeywell International, Inc.	8,228,392
	Air Freight & Logistics — 1.45%
35,295	FedEx Corp.	5,743,202
	Commercial Services & Supplies — 1.81%
56,663	Stericycle, Inc.(a)	7,150,304
	Industrial Conglomerates — 3.66%
34,217	3M Co.	5,701,579
92,615	Danaher Corp.	8,785,459
		14,487,038
	Machinery — 0.33%
60,692	Chart Industries, Inc.(a)	1,318,230
	Professional Services — 1.47%
110,022	Nielsen Holdings PLC(b)	5,793,759
	Road & Rail — 0.71%
35,140	Union Pacific Corp.	2,795,387
	Total Industrials (Cost $33,760,911)	45,516,312

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 22.30%
	Communications Equipment — 1.83%
254,140	Cisco Systems, Inc.	$7,235,366
	Internet Software & Services — 8.07%
47,645	Akamai Technologies, Inc.(a)	2,647,633
10,485	Alphabet, Inc. — Class A(a)	7,999,007
11,091	Alphabet, Inc. — Class C(a)	8,262,240
113,857	Facebook Inc. — Class A(a)	12,991,084
		31,899,964
	IT Services — 2.30%
119,088	Visa Inc. — Class A	9,107,850
	Semiconductors & Semiconductor Equipment — 1.32%
101,771	QUALCOMM, Inc.	5,204,569
	Software — 5.19%
161,255	Microsoft Corp.	8,906,114
176,250	Oracle Corp.	7,210,387
28,600	Red Hat, Inc.(a)	2,130,986
31,000	salesforce.com, inc.(a)	2,288,730
		20,536,217
	Technology Hardware, Storage & Peripherals — 3.59%
130,380	Apple Inc.	14,210,116
	Total Information Technology (Cost $43,009,862)	88,194,082
MATERIALS — 4.03%
	Chemicals — 4.03%
42,430	Ecolab Inc.	4,731,794
48,120	Monsanto Co.	4,222,049
61,170	Praxair, Inc.	7,000,906
	Total Materials (Cost $11,901,510)	15,954,749
TELECOMMUNICATION SERVICES — 3.18%
	Diversified Telecommunication Services — 3.18%
152,500	AT&T Inc.	5,973,425
121,930	Verizon Communications, Inc.	6,593,974
	Total Telecommunication Services (Cost $12,170,585)	12,567,399
TOTAL COMMON STOCKS (COST $269,605,915)		369,406,224
REITS — 1.65%
FINANCIALS — 1.65%
	Real Estate Investment Trusts (REITs) — 1.65%
19,779	Equinix Inc.	6,541,113
	Total Financials (Cost $3,311,446)	6,541,113
TOTAL REITS (COST $3,311,446)		6,541,113

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENTS — 4.93%
INVESTMENT COMPANY — 4.93%
19,488,541	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$19,488,541
	Total Investment Company	19,488,541
TOTAL SHORT TERM INVESTMENTS (COST $19,488,541)		19,488,541
TOTAL INVESTMENTS — 99.98% (Cost $292,405,902)		395,435,878
Other Assets in Excess of Liabilities — 0.02%		74,684
TOTAL NET ASSETS — 100.00%		$395,510,562

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non-income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $22,118,199 (5.59% of net assets) at March 31, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 2.92%
CONSUMER STAPLES — 0.21%
	Food Products — 0.21%
15,000	Mondelez International Inc. — Class A	$601,800
	Total Consumer Staples (Cost $300,846)	601,800
FINANCIALS — 0.44%
	Banks — 0.44%
20,800	JPMorgan Chase & Co.	1,231,776
	Total Financials (Cost $945,957)	1,231,776
HEALTH CARE — 2.27%
	Biotechnology — 0.83%
41,000	AbbVie Inc.	2,341,920
	Health Care Equipment & Supplies — 0.71%
48,000	Abbott Laboratories	2,007,840
	Pharmaceuticals — 0.73%
19,000	Johnson & Johnson	2,055,800
	Total Health Care (Cost $3,173,047)	6,405,560
TOTAL COMMON STOCKS (COST $4,419,850)		8,239,136
PREFERRED STOCKS — 0.78%
FINANCIALS — 0.78%
	Capital Markets — 0.78%
40,000	AMG Capital Trust I	2,218,752
	Total Financials (Cost $2,535,000)	2,218,752
TOTAL PREFERRED STOCKS (COST $2,535,000)		2,218,752
CONVERTIBLE BONDS — 11.70%
CONSUMER DISCRETIONARY — 3.24%
	Diversified Consumer Services — 0.39%
	Carriage Services, Inc.
$1,000,000	2.750%, 03/15/2021	1,100,625
	Media — 2.85%
	Lions Gate Entertainment Inc.
500,000	4.000%, 01/11/2017(a)	1,056,250
5,000,000	1.250%, 04/15/2018(a)	4,996,875
	Live Nation Entertainment Inc.
2,000,000	2.500%, 05/15/2019	1,985,000
		8,038,125
	Total Consumer Discretionary (Cost $8,495,000)	9,138,750

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 2.83%
	Biotechnology — 0.48%
	Cepheid
$1,500,000	1.250%, 02/01/2021	$1,343,438
	Health Care Equipment & Supplies — 1.75%
	Accuray, Inc.
500,000	3.750%, 08/01/2016	498,125
1,500,000	3.500%, 02/01/2018	1,803,750
	Alere, Inc.
750,000	3.000%, 05/15/2016	870,937
	Insulet Corporation
1,000,000	2.000%, 06/15/2019	970,000
	The Spectranetics Corporation
1,000,000	2.625%, 06/01/2034	795,625
		4,938,437
	Pharmaceuticals — 0.60%
	The Medicines Co.
1,500,000	2.500%, 01/15/2022	1,702,500
	Total Health Care (Cost $7,556,469)	7,984,375
INDUSTRIALS — 2.23%
	Air Freight & Logistics — 0.68%
	UTi Worldwide, Inc.
1,900,000	4.500%, 03/01/2019(c)	1,921,375
	Machinery — 1.07%
	Chart Industries, Inc.
1,000,000	2.000%, 08/01/2018	893,125
	The Greenbrier Companies, Inc.
2,000,000	3.500%, 04/01/2018	2,135,000
		3,028,125
	Trading Companies & Distributors — 0.48%
	WESCO International, Inc.
710,000	6.000%, 09/15/2029	1,363,644
	Total Industrials (Cost $5,429,012)	6,313,144
INFORMATION TECHNOLOGY — 3.40%
	Internet Software & Services — 2.37%
	Cornerstone OnDemand, Inc.
3,000,000	1.500%, 07/01/2018	2,983,125
	Envestnet, Inc.
1,500,000	1.750%, 12/15/2019	1,300,312
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,263,750
	WebMD Health Corp.
1,000,000	2.500%, 01/31/2018	1,147,500
		6,694,687
	Software — 1.03%
	Nuance Communications, Inc.
2,060,000	1.500%, 11/01/2035	2,132,100

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	PROS Holdings, Inc.
$1,000,000	2.000%, 12/01/2019 (Acquired Various Dates, Cost $942,393)(b)(d)	$773,750
		2,905,850
	Total Information Technology (Cost $9,522,520)	9,600,537
TOTAL CONVERTIBLE BONDS (COST $31,003,001)		33,036,806
CORPORATE BONDS — 64.50%
CONSUMER DISCRETIONARY — 18.62%
	Distributors — 0.44%
	LKQ Corp.
1,250,000	4.750%, 05/15/2023	1,221,875
	Diversified Consumer Services — 1.77%
	Monitronics International Inc.
3,000,000	9.125%, 04/01/2020	2,445,000
	Perry Ellis International, Inc.
1,510,000	7.875%, 04/01/2019	1,521,325
	Service Corp International
1,000,000	4.500%, 11/15/2020	1,035,000
		5,001,325
	Hotels, Restaurants & Leisure — 0.65%
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(c)	1,837,062
	Internet & Catalog Retail — 0.47%
	Netflix, Inc.
250,000	5.500%, 02/15/2022	262,985
1,000,000	5.750%, 03/01/2024	1,060,000
		1,322,985
	Leisure Products — 1.15%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,240,000
	Media — 9.31%
	AMC Networks Inc.
1,500,000	5.000%, 04/01/2024	1,509,375
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	1,028,750
	Lamar Media Corp.
250,000	5.875%, 02/01/2022	264,375
250,000	5.000%, 05/01/2023	261,405
250,000	5.375%, 01/15/2024	261,950
100,000	5.750%, 02/01/2026 (Acquired Various Dates, Cost $100,000)(b)(d)	105,250
	Lions Gate Entertainment Corp.
7,000,000	5.250%, 08/01/2018(a)(c)	7,175,000
	Live Nation Entertainment Inc.
1,250,000	7.000%, 09/01/2020 (Acquired Various Dates, Cost $1,265,523)(b)(d)	1,315,625
3,100,000	5.375%, 06/15/2022 (Acquired Various Dates, Cost $3,110,000)(b)(d)	3,169,750
	MDC Partners Inc.
1,250,000	6.750%, 04/01/2020 (Acquired Various Dates, Cost $1,250,000)(b)(c)(d)	1,292,969
1,000,000	6.500%, 05/01/2024 (Acquired Various Dates, Cost $1,000,000)(b)(c)(d)	1,023,750

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
CONSUMER DISCRETIONARY (Continued)
	Regal Entertainment Group
$2,600,000	5.750%, 06/15/2023	$2,665,000
	Sirius XM Radio, Inc.
3,095,000	4.250%, 05/15/2020 (Acquired Various Dates, Cost $2,989,637)(b)(d)	3,153,031
1,000,000	5.875%, 10/01/2020 (Acquired Various Dates, Cost $1,000,000)(b)(d)	1,048,600
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023 (Acquired Various Dates, Cost $2,019,796)(b)(d)	2,021,250
		26,296,080
	Specialty Retail — 2.81%
	Outerwall, Inc.
1,000,000	6.000%, 03/15/2019	855,000
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,562,500
	Rent-A-Center Inc.
1,750,000	6.625%, 11/15/2020	1,522,500
2,000,000	4.750%, 05/01/2021	1,515,000
	Sonic Automotive, Inc.
1,500,000	5.000%, 05/15/2023	1,485,000
		7,940,000
	Textiles, Apparel & Luxury Goods — 2.02%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,619,200
	Wolverine World Wide, Inc.
2,000,000	6.125%, 10/15/2020	2,090,000
		5,709,200
	Total Consumer Discretionary (Cost $51,452,798)	52,568,527
CONSUMER STAPLES — 4.27%
	Beverages — 0.85%
	Cott Beverages, Inc.
2,000,000	6.750%, 01/01/2020	2,105,000
300,000	5.375%, 07/01/2022	306,000
		2,411,000
	Food & Staples Retailing — 0.08%
	Family Tree Escrow LLC.
200,000	5.250%, 03/01/2020 (Acquired Various Dates, Cost $200,000)(b)(d)	210,250
	Food Products — 3.34%
	Darling Ingredients, Inc.
1,100,000	5.375%, 01/15/2022	1,130,943
	Post Holdings, Inc.
125,000	7.375%, 02/15/2022	132,656
	Smithfield Foods, Inc.
2,750,000	7.750%, 07/01/2017	2,925,313
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	2,055,000
3,000,000	6.000%, 02/15/2024 (Acquired Various Dates, Cost $3,000,000)(b)(d)	3,195,000
		9,438,912
	Total Consumer Staples (Cost $11,471,436)	12,060,162

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY — 5.03%
	Energy Equipment & Services — 0.37%
	Forum Energy Technologies Inc.
$1,000,000	6.250%, 10/01/2021	$865,000
	SESI LLC
250,000	7.125%, 12/15/2021	189,375
		1,054,375
	Oil, Gas & Consumable Fuels — 4.66%
	Concho Resources, Inc.
1,050,000	6.500%, 01/15/2022	1,052,625
	Diamondback Energy Inc
1,000,000	7.625%, 10/01/2021	1,035,000
	Gulfport Energy Corp.
4,000,000	7.750%, 11/01/2020	4,020,000
	Holly Energy Partners, L.P.
1,650,000	6.500%, 03/01/2020	1,641,750
	Marathon Oil Corporation
500,000	6.000%, 10/01/2017	507,010
	Parsley Energy Inc.
1,500,000	7.500%, 02/15/2022 (Acquired Various Dates, Cost $1,466,909)(b)(d)	1,500,000
	Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
1,861,000	7.375%, 08/01/2021	1,902,873
500,000	5.500%, 06/01/2024	485,000
	Tesoro Logistics LP
1,000,000	5.500%, 10/15/2019 (Acquired Various Dates, Cost $947,594)(b)(d)	1,000,000
		13,144,258
	Total Energy (Cost $14,158,629)	14,198,633
FINANCIALS — 2.81%
	Capital Markets — 1.23%
	KCG Holdings, Inc.
4,000,000	6.875%, 03/15/2020 (Acquired Various Dates, Cost $3,902,630)(b)(d)	3,460,000
	Diversified Financial Services — 1.58%
	Cogent Communications Finance Inc.
3,000,000	5.625%, 04/15/2021 (Acquired Various Dates, Cost $2,973,750)(b)(d)	2,910,000
	MSCI Inc.
1,500,000	5.250%, 11/15/2024 (Acquired Various Dates, Cost $1,500,000)(b)(d)	1,554,375
		4,464,375
	Total Financials (Cost $8,376,380)	7,924,375
HEALTH CARE — 7.61%
	Health Care Equipment & Supplies — 1.66%
	Alere, Inc.
1,000,000	6.500%, 06/15/2020	1,024,000
	Greatbatch, Inc.
500,000	9.125%, 11/01/2023 (Acquired Various Dates, Cost $513,125)(b)(d)	496,875
	Mallinckrodt International Finance S.A.
3,000,000	3.500%, 04/15/2018(c)	2,895,000
	Prestige Brands Holdings, Inc.
250,000	6.375%, 03/01/2024 (Acquired Various Dates, Cost $250,000)(b)(d)	261,875
		4,677,750

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Providers & Services — 2.77%
	Centene Corporation
$1,500,000	5.625%, 02/15/2021 (Acquired Various Dates, Cost $1,500,000)(b)(d)	$1,567,500
500,000	6.125%, 02/15/2024 (Acquired Various Dates, Cost $500,000)(b)(d)	527,500
	CHS / Community Health Systems, Inc.
1,000,000	8.000%, 11/15/2019	978,750
2,200,000	7.125%, 07/15/2020	2,090,000
	ExamWorks Group, Inc.
2,500,000	5.625%, 04/15/2023	2,559,375
	Tenet Healthcare Corp.
100,000	6.000%, 10/01/2020	107,000
		7,830,125
	Pharmaceuticals — 3.18%
	Endo Finance LLC
4,500,000	5.750%, 01/15/2022 (Acquired Various Dates, Cost $4,382,191)(b)(d)	4,286,250
	Valeant Pharmaceuticals International, Inc.
2,000,000	6.750%, 08/15/2018 (Acquired Various Dates, Cost $1,972,764)(b)(c)(d)	1,825,000
3,000,000	6.375%, 10/15/2020 (Acquired Various Dates, Cost $3,099,191)(b)(d)	2,505,000
	VRX Escrow Corp.
450,000	5.375%, 03/15/2020 (Acquired Various Dates, Cost $451,500)(b)(c)(d)	369,000
		8,985,250
	Total Health Care (Cost $22,518,892)	21,493,125
INDUSTRIALS — 13.02%
	Aerospace & Defense — 4.80%
	DigitalGlobe Inc.
3,450,000	5.250%, 02/01/2021 (Acquired Various Dates, Cost $3,412,732)(b)	3,156,750
	KLX Inc.
2,000,000	5.875%, 12/01/2022 (Acquired Various Dates, Cost $3,902,630)(b)(d)	2,000,000
	LMI Aerospace, Inc.
1,000,000	7.375%, 07/15/2019	945,000
	Moog, Inc.
250,000	5.250%, 12/01/2022 (Acquired Various Dates, Cost $250,000)(b)(d)	250,937
	TransDigm, Inc.
2,000,000	5.500%, 10/15/2020	2,016,000
1,000,000	7.500%, 07/15/2021	1,052,500
250,000	6.000%, 07/15/2022	250,313
	Triumph Group Inc.
4,000,000	4.875%, 04/01/2021	3,649,600
250,000	5.250%, 06/01/2022	226,250
		13,547,350
	Commercial Services & Supplies — 2.80%
	Casella Waste Systems, Inc.
3,410,000	7.750%, 02/15/2019	3,476,069
	Clean Harbors, Inc.
100,000	5.250%, 08/01/2020	102,990
	Covanta Holding Corp.
1,000,000	7.250%, 12/01/2020	1,036,250
250,000	5.875%, 03/01/2024	243,750
	R.R. Donnelley & Sons Co.
3,000,000	8.600%, 08/15/2016	3,062,184
		7,921,243

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Construction & Engineering — 1.57%
	Tutor Perini Corp.
$4,500,000	7.625%, 11/01/2018	$4,443,750
	Machinery — 0.10%
	Manitowoc Foodservice, Inc.
250,000	9.500%, 02/15/2024 (Acquired Various Dates, Cost $250,000)(b)(d)	273,750
	Professional Services — 2.11%
	CEB, Inc.
2,000,000	5.625%, 06/15/2023 (Acquired Various Dates, Cost $2,000,000)(b)(d)	2,040,000
	FTI Consulting, Inc.
3,625,000	6.000%, 11/15/2022	3,810,781
	IHS, Inc.
100,000	5.000%, 11/01/2022	104,125
		5,954,906
	Trading Companies & Distributors — 1.64%
	Fly Leasing Ltd.
2,000,000	6.750%, 12/15/2020(c)	1,970,000
2,000,000	6.375%, 10/15/2021(c)	1,902,500
	WESCO Distribution Inc.
750,000	5.375%, 12/15/2021	761,250
		4,633,750
	Total Industrials (Cost $37,172,742)	36,774,749
INFORMATION TECHNOLOGY — 8.67%
	Cable & Satellite TV — 0.81%
	CCO Holdings LLC / CCO Holdings Capital Corp.
2,200,000	5.250%, 03/15/2021	2,282,500
	Electronic Equipment, Instruments & Components — 0.36%
	Anixter Inc.
500,000	5.625%, 05/01/2019	525,625
500,000	5.125%, 10/01/2021	505,000
		1,030,625
	Internet Software & Services — 4.12%
	Bankrate Inc.
7,000,000	6.125%, 08/15/2018(d)	7,035,560
	j2 Global, Inc.
1,100,000	8.000%, 08/01/2020	1,153,625
	Rackspace Hosting, Inc.
3,500,000	6.500%, 01/15/2024(d)	3,447,500
		11,636,685
	IT Services — 1.73%
	NeuStar, Inc.
4,000,000	4.500%, 01/15/2023	3,280,000
	ServiceSource International Inc.
2,000,000	1.500%, 08/01/2018	1,610,000
		4,890,000
	Semiconductors & Semiconductor Equipment — 0.57%
	National Semiconductor Corp.
1,500,000	6.600%, 06/15/2017	1,599,222

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Software — 1.08%
	ACI Worldwide, Inc.
$1,250,000	6.375%, 08/15/2020 (Acquired Various Dates, Cost $1,250,000)(b)(d)	$1,287,500
	Activision Blizzard, Inc.
500,000	5.625%, 09/15/2021 (Acquired Various Dates, Cost $500,000)(b)(d)	528,125
	Outfront Media Capital LLC / Outfront Media Capital Corp
200,000	5.250%, 02/15/2022	205,750
	SS&C Technologies Holdings, Inc.
1,000,000	5.875%, 07/15/2023 (Acquired Various Dates, Cost $1,000,000)(b)(d)	1,037,500
		3,058,875
	Total Information Technology (Cost $24,722,020)	24,497,907
MATERIALS — 2.52%
	Chemicals — 1.18%
	A Schulman, Inc.
2,000,000	6.875%, 06/01/2023 (Acquired Various Dates, Cost $1,924,525)(b)(d)	1,980,000
	GCP Applied Technologies Inc
1,250,000	9.500%, 02/01/2023 (Acquired Various Dates, Cost $1,299,942)(b)(d)	1,359,375
		3,339,375
	Construction Materials — 0.73%
	Headwaters, Inc.
2,000,000	7.250%, 01/15/2019	2,070,000
	Metals & Mining — 0.61%
	Allegheny Technologies, Inc.
1,000,000	5.950%, 01/15/2021	845,000
	Steel Dynamics, Inc.
250,000	6.125%, 08/15/2019	259,375
100,000	5.125%, 10/01/2021	101,500
500,000	5.250%, 04/15/2023	503,750
		1,709,625
	Total Materials (Cost $7,008,802)	7,119,000
TELECOMMUNICATION SERVICES — 1.95%
	Broadcast Media — 0.71%
	Nexstar Broadcasting, Inc.
2,000,000	6.125%, 02/15/2022 (Acquired Various Dates, Cost $1,995,000)(b)(d)	1,995,000
	Diversified Telecommunication Services — 1.24%
	Consolidated Communications Inc.
4,000,000	6.500%, 10/01/2022	3,510,000
	Total Telecommunication Services (Cost $5,725,631)	5,505,000
TOTAL CORPORATE BONDS (COST $182,607,330)		182,141,478
BANK LOANS — 8.21%
	Chemicals — 1.07%
3,000,000	GCP Applied Technologies Inc. 5.250%, 02/28/2022	3,007,500
	Diversified Consumer Services — 0.88%
2,493,671	ServiceMaster Global Holdings Inc. 4.250%, 07/01/2021 (Acquired Various Dates, Cost $2,484,921)(b)	2,497,100

SHARES OR FACE AMOUNT		FAIR VALUE*
	Diversified Telecommunication Services — 0.16%
	Consolidated Communications Inc. — Term Loan B 4.250%, 12/23/2020
$448,037	(Acquired Various Dates, Cost $450,363)(b)	$448,485
	Health Care Equipment & Supplies — 1.40%
2,000,000	Catalent, Inc. 4.250%, 05/20/2021 (Acquired Various Dates, Cost $1,998,750)(b)	2,002,220
997,500	Greatbatch, Inc. 5.250%, 10/27/2022(a)	997,969
980,000	Mallinckrodt International Finance S.A. — Term Load B 3.250%, 05/19/2021	948,351
		3,948,540
	Machinery — 0.18%
500,000	Manitowoc Foodservice, Inc. 5.750%, 02/06/2023(a)	503,332
	Oil, Gas & Consumable Fuels — 0.52%
1,500,000	Callon Petroleum Co. (2nd Lien) 8.500%, 10/07/2021	1,464,375
	Pharmaceuticals — 3.12%
5,915,783	Akorn Inc. — Term Loan B 6.00%, 04/16/2021	5,908,388
2,000,000	Concordia Healthcare Corp. 5.250%, 10/01/2021 (Acquired Various Dates, Cost $1,927,500)(b)	1,953,000
	Valeant Pharmaceuticals International, Inc. 5.250%, 02/13/2019
1,000,000	(Acquired Various Dates, Cost $953,580)(b)	949,250
		8,810,638
	Software — 0.18%
500,000	Zebra Technologies Corp. 4.750%, 10/27/2021 (Acquired Various Dates, Cost $500,617)(b)	503,630
	Specialty Retail — 0.70%
2,000,000	Mattress Firm Holding Corp. 6.250%, 10/20/2021	1,990,000
TOTAL BANK LOANS (COST $23,049,663)		23,173,600
SHORT TERM INVESTMENTS — 13.65%
INVESTMENT COMPANY — 13.65%
26,313,180	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(e)	26,313,180
12,226,242	The STIT-Treasury Portfolio — 0.01%(e)	12,226,242
	Total Investment Company	38,539,422
TOTAL SHORT TERM INVESTMENTS (COST $38,539,422)		38,539,422
TOTAL INVESTMENTS (COST $282,154,266) — 101.76%		287,349,194
Liabilities in Excess of Other Assets — (1.76)%		(4,964,012)
TOTAL NET ASSETS — 100.00%		$282,385,182

  (a)  These securities are deemed illiquid. The total value of these securities amounted to $14,729,426 (5.21% of net assets) at March 31, 2016.

  (b)  Restricted security deemed liquid. The total value of these securities amounted to $63,835,222 (22.61% of net assets) at March 31, 2016.

  (c)  Foreign Issued Securities. The total value of these securities amounted to $22,211,656 (7.87% of net assets) at March 31, 2016.

  (d)  144A Securities. The total value of these securities amounted to $62,807,847 (22.24% of net assets) at March 31, 2016.

  (e)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 97.89%
BELGIUM — 1.48%
	Beverages — 1.48%
28,000	Anheuser-Busch InBev N.V.	$3,480,843
	Total Belgium (Cost $2,878,358)	3,480,843
BRAZIL — 0.84%
	Beverages — 0.84%
380,000	Ambev SA — ADR	1,968,400
	Total Brazil (Cost $2,210,749)	1,968,400
CANADA — 1.53%
	Road & Rail — 1.53%
42,000	Canadian National Railway Co.	2,623,320
7,300	Canadian Pacific Railway Ltd.	968,637
		3,591,957
	Total Canada (Cost $3,582,005)	3,591,957
CHILE — 0.88%
	Beverages — 0.88%
92,507	Cia Cervecerias Unidas SA — ADR	2,076,782
	Total Chile (Cost $2,062,489)	2,076,782
FINLAND — 0.40%
	Leisure Products — 0.40%
32,000	Amer Sports Corp.	930,349
	Total Finland (Cost $897,109)	930,349
FRANCE — 15.54%
	Air Freight & Logistics — 1.14%
686,400	Bollore SA	2,666,526
	Beverages — 1.26%
26,500	Pernod Ricard SA	2,955,133
	Chemicals — 1.55%
32,320	Air Liquide SA	3,636,878
	Electrical Equipment — 0.91%
34,000	Schneider Electric SE	2,148,769
	Food Products — 1.62%
29,503	Naturex(a)(b)	2,455,086
18,280	Vilmorin & Cie S.A.(b)	1,352,056
		3,807,142
	Hotels, Restaurants & Leisure — 1.41%
78,000	Accor SA	3,305,288
	Internet Software & Services — 1.14%
64,500	Criteo SA — ADR(a)	2,671,590
	Life Sciences Tools & Services — 0.47%
3,000	Eurofins Scientific SE	1,100,409
	Media — 1.86%
62,000	Publicis Groupe SA	4,353,637

SHARES OR FACE AMOUNT		FAIR VALUE*
FRANCE (Continued)
	Software — 1.52%
45,000	Dassault Systemes	$3,570,567
	Textiles, Apparel & Luxury Goods — 2.66%
20,000	Kering	3,575,289
15,500	LVMH Moet Hennessy Louis Vuitton SA	2,654,442
		6,229,731
	Total France (Cost $37,379,511)	36,445,670
GERMANY — 24.78%
	Chemicals — 3.44%
27,300	Linde A.G.	3,977,839
61,000	Symrise AG	4,095,311
		8,073,150
	Construction Materials — 1.52%
41,500	HeidelbergCement AG	3,553,527
	Electronic Equipment, Instruments & Components — 0.98%
143,711	Jenoptik AG	2,297,584
	Food Products — 0.38%
2,700	KWS Saat AG	880,992
	Health Care Equipment & Supplies — 0.76%
57,525	Carl Zeiss Meditec AG	1,776,526
	Health Care Providers & Services — 3.12%
100,000	Fresenius SE & Co. KGaA	7,306,471
	Household Products — 1.50%
35,900	Henkel AG & Co. KGaA	3,528,275
	Industrial Conglomerates — 1.34%
29,700	Siemens A.G.	3,148,069
	Insurance — 1.71%
19,700	Muenchener Rueckversicherungs-Gesellschaft AG.	4,006,981
	IT Services — 1.62%
100,000	Wirecard AG	3,789,215
	Machinery — 3.12%
69,900	KUKA AG	7,320,009
	Pharmaceuticals — 1.85%
9,000	Bayer AG — ADR	1,055,700
28,000	Bayer AG	3,291,269
		4,346,969
	Software — 2.24%
65,300	SAP SE — ADR	5,251,426
	Textiles, Apparel & Luxury Goods — 0.96%
19,200	Adidas AG	2,250,316
	Trading Companies & Distributors — 0.24%
10,000	Brenntag AG	571,227
	Total Germany (Cost $46,697,936)	58,100,737

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HONG KONG — 3.67%
	Industrial Conglomerates — 2.73%
400,000	Beijing Enterprise Holdings Ltd.	$2,188,892
44,184	Jardine Matheson Holding Ltd.	2,522,022
56,695	Jardine Strategic Holdings Ltd.	1,692,346
		6,403,260
	Specialty Retail — 0.94%
1,230,750	L'Occitane International SA	2,195,799
	Total Hong Kong (Cost $9,290,831)	8,599,059
INDIA — 1.94%
	Banks — 1.27%
415,000	ICICI Bank Ltd. — ADR	2,971,400
	Pharmaceuticals — 0.67%
35,000	Dr. Reddy's Laboratories Ltd. — ADR	1,581,650
	Total India (Cost $5,439,998)	4,553,050
IRELAND — 2.40%
	Pharmaceuticals — 2.40%
21,000	Allergan plc(a)	5,628,630
	Total Ireland (Cost $3,973,582)	5,628,630
ISRAEL — 1.11%
	Pharmaceuticals — 1.11%
48,600	Teva Pharmaceutical Industries Ltd. — ADR	2,600,586
	Total Israel (Cost $2,371,498)	2,600,586
ITALY — 1.58%
	Beverages — 1.58%
370,000	Davide Campari-Milano SpA	3,698,695
	Total Italy (Cost $2,856,564)	3,698,695
JAPAN — 4.23%
	Beverages — 0.42%
32,000	Asahi Group Holdings Ltd.	997,148
	Electronic Equipment, Instruments & Components — 2.24%
25,000	Murata Manufacturing Co., Ltd.	3,014,350
75,000	Omron Corp.	2,232,440
		5,246,790
	Internet & Catalog Retail — 0.52%
30,000	START TODAY Co., LTD.	1,210,183
	Machinery — 0.93%
14,000	FANUC CORP.	2,175,041
	Wireless Telecommunication Services — 0.12%
6,200	SoftBank Group Corp.	295,608
	Total Japan (Cost $10,098,786)	9,924,770

SHARES OR FACE AMOUNT		FAIR VALUE*
NETHERLANDS — 4.78%
	IT Services — 2.25%
152,499	InterXion Holding NV(a)	$5,273,415
	Personal Products — 1.23%
64,700	Unilever N.V. — NY Shares — ADR	2,890,796
	Semiconductors & Semiconductor Equipment — 1.30%
30,241	ASML Holding NV — NY Shares — ADR	3,035,894
	Total Netherlands (Cost $8,101,597)	11,200,105
NORWAY — 1.62%
	Commercial Services & Supplies — 0.85%
192,000	Tomra Systems ASA	2,001,281
	Diversified Telecommunication Services — 0.77%
111,000	Telenor ASA	1,796,186
	Total Norway (Cost $3,937,728)	3,797,467
REPUBLIC OF KOREA — 0.39%
	Semiconductors & Semiconductor Equipment — 0.39%
800	Samsung Electronic Co., Ltd.	917,803
	Total Republic of Korea (Cost $894,090)	917,803
SINGAPORE — 3.21%
	Semiconductors & Semiconductor Equipment — 3.21%
48,770	Broadcom Limited	7,534,965
	Total Singapore (Cost $1,750,830)	7,534,965
SPAIN — 0.97%
	Specialty Retail — 0.97%
67,500	Inditex SA	2,270,841
	Total Spain (Cost $1,360,312)	2,270,841
SWEDEN — 0.88%
	Communications Equipment — 0.88%
205,000	Telefonaktirbolaget LM Ericsson — ADR	2,056,150
	Total Sweden (Cost $2,272,266)	2,056,150
SWITZERLAND — 9.18%
	Capital Markets — 1.85%
141,900	GAM Holding AG	2,051,282
53,337	Julius Baer Group Ltd.	2,290,903
		4,342,185
	Chemicals — 1.22%
34,500	Syngenta AG — ADR	2,857,290
	Construction Materials — 1.13%
56,500	Holcim Ltd.	2,657,683
	Insurance — 1.78%
45,000	Swiss Re AG	4,160,470

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SWITZERLAND (Continued)
	Pharmaceuticals — 1.39%
50,000	Roche Holding AG — ADR	$1,531,250
7,000	Roche Holding AG	1,723,156
		3,254,406
	Specialty Retail — 1.81%
34,500	Dufry AG(a)	4,244,553
	Total Switzerland (Cost $22,751,997)	21,516,587
TAIWAN, PROVINCE OF CHINA — 1.80%
	Semiconductors & Semiconductor Equipment — 1.80%
161,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	4,225,562
	Total Taiwan, Province of China (Cost $2,178,768)	4,225,562
UNITED KINGDOM — 14.68%
	Beverages — 3.11%
40,300	Diageo PLC — ADR	4,347,161
48,000	SABMiller PLC.	2,934,076
		7,281,237
	Capital Markets — 1.96%
491,250	Aberdeen Asset Management PLC	1,957,211
36,500	Schroders PLC	1,406,508
42,164	Schroders PLC — Non Voting	1,224,479
		4,588,198
	Health Care Equipment & Supplies — 1.29%
91,000	Smith & Nephew PLC. — ADR	3,032,120
	Hotels, Restaurants & Leisure — 3.05%
93,692	InterContinental Hotels Group PLC	3,863,352
58,000	Whitbread PLC	3,298,768
		7,162,120
	Insurance — 1.43%
32,000	Aon PLC	3,342,400
	Internet Software & Services — 0.49%
119,200	Mimecast Ltd(a)	1,159,816
	Media — 2.35%
140,600	Liberty Global PLC — Series C(a)	5,280,936
6,130	Liberty Global PLC LiLAC — Series C(a)	232,204
		5,513,140
	Textiles, Apparel & Luxury Goods — 1.00%
119,000	Burberry Group PLC	2,332,965
	Total United Kingdom (Cost $33,848,119)	34,411,996
TOTAL COMMON STOCKS (COST $206,835,123)		229,531,004

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENTS — 1.97%
INVESTMENT COMPANY — 1.97%
4,615,431	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$4,615,431
	Total Investment Company	4,615,431
TOTAL SHORT TERM INVESTMENTS (COST $4,615,431)		4,615,431
TOTAL INVESTMENTS — 99.86% (COST $211,450,554)		234,146,435
Other Assets in Excess of Liabilities — 0.14%		299,186
TOTAL NET ASSETS — 100.00%		$234,445,621

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non-income producing.

  (b)  A portion of these securities is deemed illiquid. The total value of the illiquid portions of these securities amounted to $306,497 (0.13% of net assets) at March 31, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

Buffalo International Fund

(Continued)

As of March 31, 2016, the industry diversification was as follows:

	FAIR VALUE	PERCENTAGE
Common Stocks
Air Freight & Logistics	$2,666,526	1.14%
Banks	2,971,400	1.27%
Beverages	22,458,238	9.58%
Capital Markets	8,930,383	3.81%
Chemicals	14,567,318	6.21%
Commercial Services & Supplies	2,001,281	0.85%
Communications Equipment	2,056,150	0.88%
Construction Materials	6,211,210	2.65%
Diversified Telecommunication Services	1,796,186	0.77%
Electrical Equipment	2,148,769	0.92%
Electronic Equipment, Instruments & Components	7,544,374	3.22%
Food Products	4,688,134	2.00%
Health Care Equipment & Supplies	4,808,646	2.05%
Health Care Providers & Services	7,306,471	3.12%
Hotels, Restaurants & Leisure	10,467,408	4.46%
Household Products	3,528,275	1.50%
Industrial Conglomerates	9,551,329	4.07%
Insurance	11,509,851	4.91%
Internet & Catalog Retail	1,210,183	0.52%
Internet Software & Services	3,831,406	1.63%
IT Services	9,062,630	3.86%
Leisure Products	930,349	0.40%
Life Sciences Tools & Services	1,100,409	0.47%
Machinery	9,495,050	4.05%
Media	9,866,777	4.21%
Personal Products	2,890,796	1.23%
Pharmaceuticals	17,412,241	7.43%
Road & Rail	3,591,957	1.53%
Semiconductors & Semiconductor Equipment	15,714,224	6.70%
Software	8,821,993	3.76%
Specialty Retail	8,711,193	3.71%
Textiles, Apparel & Luxury Goods	10,813,012	4.61%
Trading Companies & Distributors	571,227	0.24%
Wireless Telecommunication Services	295,608	0.13%
Total Common Stocks	229,531,004	97.89%
Short Term Investments
Investment Company	4,615,431	1.97%
Total Short Term Investments	4,615,431	1.97%
Total Investments	234,146,435	99.86%
Other Assets in Excess of Liabilities	299,186	0.14%
TOTAL NET ASSETS	$234,445,621	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 92.30%
CONSUMER DISCRETIONARY — 20.46%
	Hotels, Restaurants & Leisure — 3.60%
1,725	Chipotle Mexican Grill, Inc.(a)	$812,423
12,755	Marriott International, Inc. — Class A	907,901
		1,720,324
	Household Durables — 2.18%
11,700	Harman International Industries, Inc.	1,041,768
	Internet & Catalog Retail — 6.93%
3,625	Amazon.com, Inc.(a)	2,151,945
900	The Priceline Group Inc.(a)	1,160,064
		3,312,009
	Media — 2.71%
6,400	Charter Communications, Inc. — Class A(a)	1,295,552
	Specialty Retail — 5.04%
11,300	Lowe's Companies, Inc.	855,975
6,930	Restoration Hardware Holdings Inc.(a)	290,367
16,100	TJX Companies, Inc.	1,261,435
		2,407,777
	Total Consumer Discretionary (Cost $7,642,327)	9,777,430
CONSUMER STAPLES — 6.42%
	Food & Staples Retailing — 6.42%
6,200	Costco Wholesale Corp.	976,996
10,700	CVS Health Corp.	1,109,911
31,600	Whole Foods Market, Inc.	983,076
	Total Consumer Staples (Cost $2,412,684)	3,069,983
ENERGY — 2.42%
	Energy Equipment & Services — 2.42%
15,679	Schlumberger Ltd.(b)	1,156,326
	Total Energy (Cost $911,191)	1,156,326
FINANCIALS — 8.58%
	Capital Markets — 1.55%
10,100	T. Rowe Price Group Inc.	741,946
	Diversified Financial Services — 7.03%
11,900	CME Group Inc.	1,142,995
4,575	Intercontinental Exchange, Inc.	1,075,765
11,500	McGraw Hill Financial, Inc.	1,138,270
		3,357,030
	Total Financials (Cost $3,490,910)	4,098,976
HEALTH CARE — 18.75%
	Biotechnology — 4.77%
7,900	Alnylam Pharmaceuticals Inc.(a)	495,883
3,900	Biogen Idec Inc.(a)	1,015,248
23,100	Cepheid, Inc.(a)	770,616
		2,281,747

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 2.04%
13,000	Medtronic, PLC(b)	$975,000
	Health Care Technology — 4.80%
6,650	athenahealth Inc.(a)	922,887
25,900	Cerner Corp.(a)	1,371,664
		2,294,551
	Pharmaceuticals — 7.14%
29,200	Akorn, Inc.(a)	687,076
25,300	The Medicines Co.(a)	803,781
31,000	Roche Holding AG — ADR(b)	949,375
21,900	Zoetis, Inc.	970,827
		3,411,059
	Total Health Care (Cost $9,217,500)	8,962,357
INDUSTRIALS — 7.42%
	Aerospace & Defense — 2.81%
6,150	The Boeing Co.	780,681
5,000	Honeywell International, Inc.	560,250
		1,340,931
	Air Freight & Logistics — 2.38%
10,800	United Parcel Service, Inc. — Class B	1,139,076
	Commercial Services & Supplies — 2.23%
18,100	Waste Management, Inc.	1,067,900
	Total Industrials (Cost $2,814,733)	3,547,907
INFORMATION TECHNOLOGY — 25.07%
	Internet Software & Services — 9.00%
2,245	Alphabet, Inc. — Class A(a)	1,712,710
1,148	Alphabet, Inc. — Class C(a)	855,203
15,200	Facebook Inc. — Class A(a)	1,734,320
		4,302,233
	IT Services — 3.85%
3,900	Alliance Data Systems Corporation(a)	858,000
12,800	Visa Inc. — Class A	978,944
		1,836,944
	Semiconductors & Semiconductor Equipment — 4.08%
69,800	Micron Technology, Inc.(a)	730,806
23,815	QUALCOMM, Inc.	1,217,899
		1,948,705
	Software — 4.70%
20,000	Microsoft Corp.	1,104,600
27,940	Oracle Corp.	1,143,026
		2,247,626
	Technology Hardware, Storage & Peripherals — 3.44%
15,095	Apple Inc.	1,645,204
	Total Information Technology (Cost $8,525,707)	11,980,712

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 3.18%
	Chemicals — 3.18%
6,000	Monsanto Co.	$526,440
8,700	Praxair, Inc.	995,715
	Total Materials (Cost $1,282,875)	1,522,155
TOTAL COMMON STOCKS (COST $36,297,927)		44,115,846
REITS — 3.05%
FINANCIALS — 3.05%
	Real Estate Investment Trusts (REITs) — 3.05%
4,411	Equinix Inc.	1,458,762
	Total Financials (Cost $843,181)	1,458,762
TOTAL REITS (COST $843,181)		1,458,762
SHORT TERM INVESTMENTS — 3.20%
INVESTMENT COMPANY — 3.20%
1,527,140	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	1,527,140
	Total Investment Company	1,527,140
TOTAL SHORT TERM INVESTMENTS (COST $1,527,140)		1,527,140
TOTAL INVESTMENTS — 98.55% (COST $38,668,248)		47,101,748
Other Assets in Excess of Liabilities — 1.45%		692,061
TOTAL NET ASSETS — 100.00%		$47,793,809

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non-income producing.

  (b)  Foreign Issued Security. The total value of these securities amounted to $3,080,701 (6.45% of net assets) at March 31, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 90.69%
CONSUMER DISCRETIONARY — 23.18%
	Auto Components — 1.91%
228,190	BorgWarner, Inc.	$8,762,496
	Distributors — 1.86%
266,505	LKQ Corp.(a)	8,509,505
	Hotels, Restaurants & Leisure — 3.14%
13,055	Chipotle Mexican Grill, Inc.(a)	6,148,513
174,680	Dunkin' Brands Group Inc.	8,239,656
		14,388,169
	Household Durables — 1.59%
81,915	Harman International Industries, Inc.	7,293,712
	Internet & Catalog Retail — 1.84%
78,227	Expedia, Inc.	8,434,435
	Internet Software & Services — 0.51%
259,540	Pandora Media Inc.(a)	2,322,883
	Leisure Products — 1.50%
69,640	Polaris Industries Inc.	6,858,147
	Media — 2.28%
73,925	AMC Networks, Inc. — Class A(a)	4,800,689
259,595	Lions Gate Entertainment Corp.(b)	5,672,151
		10,472,840
	Specialty Retail — 5.93%
40,665	Advance Auto Parts, Inc.	6,520,226
6,590	O'Reilly Automotive, Inc.(a)	1,803,419
122,280	Tractor Supply Co.	11,061,449
142,965	Williams-Sonoma, Inc.	7,825,904
		27,210,998
	Textiles, Apparel & Luxury Goods — 2.62%
65,030	Ralph Lauren Corp.	6,259,788
68,070	Under Armour, Inc. — Class A(a)	5,774,378
		12,034,166
	Total Consumer Discretionary (Cost $87,250,097)	106,287,351
CONSUMER STAPLES — 9.26%
	Beverages — 2.71%
31,080	The Boston Beer Co, Inc. — Class A(a)	5,751,975
44,055	Constellation Brands, Inc. — Class A	6,656,270
		12,408,245
	Food Products — 5.89%
165,420	The Hain Celestial Group, Inc.(a)	6,767,332
38,375	Ingredion, Inc.	4,098,067
53,295	Kellogg Co.	4,079,732
297,055	WhiteWave Foods Co.(a)	12,072,315
		27,017,446
	Household Products — 0.66%
24,060	The Clorox Co.	3,033,004
	Total Consumer Staples (Cost $36,361,070)	42,458,695

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS — 12.80%
	Capital Markets — 4.06%
231,030	Financial Engines Inc.	$7,261,273
122,530	Northern Trust Corp.	7,985,280
78,610	SEI Investments Management Corp.	3,384,160
		18,630,713
	Diversified Financial Services — 8.74%
89,200	CME Group Inc.	8,567,660
93,780	MarketAxess Holdings, Inc.	11,706,557
95,080	Moody's Corp.	9,180,925
143,395	MSCI, Inc.	10,622,702
		40,077,844
	Total Financials (Cost $34,506,251)	58,708,557
HEALTH CARE — 11.80%
	Biotechnology — 1.59%
219,310	Cepheid, Inc.(a)	7,316,182
	Health Care Equipment & Supplies — 3.08%
114,880	Align Technology, Inc.(a)	8,350,627
72,110	Varian Medical Systems, Inc.(a)	5,770,242
		14,120,869
	Health Care Technology — 1.36%
117,705	Cerner Corp.(a)	6,233,657
	Life Sciences Tools & Services — 2.89%
87,225	Bio-Techne Corp.	8,244,507
30,960	Illumina, Inc.(a)	5,018,926
		13,263,433
	Pharmaceuticals — 2.88%
96,650	Akorn, Inc.(a)	2,274,175
181,485	The Medicines Co.(a)	5,765,778
40,365	Perrigo Co. PLC(b)	5,163,894
		13,203,847
	Total Health Care (Cost $47,933,500)	54,137,988
INDUSTRIALS — 15.27%
	Building Products — 1.66%
158,630	Trex Co., Inc.(a)	7,603,136
	Electrical Equipment — 1.96%
41,157	Acuity Brands, Inc.	8,977,988
	Machinery — 3.81%
91,945	Chart Industries, Inc.(a)	1,997,045
91,940	Nordson Corporation	6,991,117
110,385	Proto Labs, Inc.(a)	8,509,580
		17,497,742
	Professional Services — 4.24%
187,955	Nielsen Holdings PLC(b)	9,897,710
119,305	Verisk Analytics, Inc(a)	9,534,856
		19,432,566
	Road & Rail — 2.11%
113,535	Kansas City Southern	9,701,566

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Trading Companies & Distributors — 1.49%
139,200	Fastenal Co.	$6,820,800
	Total Industrials (Cost $53,055,421)	70,033,798
INFORMATION TECHNOLOGY — 15.42%
	Communications Equipment — 1.75%
76,005	F5 Networks, Inc.(a)	8,045,129
	Electronic Equipment, Instruments & Components — 2.95%
142,565	Cognex Corp.	5,552,907
264,450	National Instruments Corp.	7,962,589
		13,515,496
	Internet Software & Services — 2.28%
125,805	Akamai Technologies, Inc.(a)	6,990,984
18,315	CoStar Group, Inc.(a)	3,446,334
		10,437,318
	IT Services — 1.38%
28,860	Alliance Data Systems Corporation(a)	6,349,200
	Software — 7.06%
75,840	ANSYS, Inc.(a)	6,784,647
74,380	Aspen Technology, Inc.(a)	2,687,349
219,470	CommVault Systems, Inc.(a)	9,474,520
334,130	RealPage, Inc.(a)	6,963,269
86,580	Red Hat, Inc.(a)	6,451,076
		32,360,861
	Total Information Technology (Cost $55,288,832)	70,708,004
MATERIALS — 2.96%
	Chemicals — 2.96%
47,045	Air Products & Chemicals, Inc.	6,776,832
168,695	FMC Corp.	6,810,217
	Total Materials (Cost $11,671,770)	13,587,049
TOTAL COMMON STOCKS (COST $326,066,941)		415,921,442
REITS — 1.67%
FINANCIALS — 1.67%
	Real Estate Investment Trusts (REITs) — 1.67%
23,149	Equinix Inc.	7,655,606
	Total Financials (Cost $4,164,357)	7,655,606
TOTAL REITS (COST $4,164,357)		7,655,606

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENTS — 10.89%
INVESTMENT COMPANY — 10.89%
45,626,162	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$45,626,162
4,327,907	The STIT-Treasury Portfolio — 0.01%(c)	4,327,907
	Total Investment Company	49,954,069
TOTAL SHORT TERM INVESTMENTS (COST $49,954,069)		49,954,069
TOTAL INVESTMENTS — 103.25% (COST $380,185,367)		473,531,117
Liabilities in Excess of Other Assets — (3.25)%		(14,895,905)
TOTAL NET ASSETS — 100.00%		$458,635,212

PLC — Public Limited Company

  (a)  Non-income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $20,733,755 (4.52% of net assets) at March 31, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 98.06%
CONSUMER DISCRETIONARY — 18.95%
	Auto Components — 4.31%
347,280	Dorman Products, Inc.(a)	$18,898,977
658,858	Gentex Corp.	10,337,482
293,015	Gentherm Inc.(a)	12,186,494
		41,422,953
	Hotels, Restaurants & Leisure — 6.67%
63,495	Buffalo Wild Wings Inc.(a)	9,404,880
458,140	Dave & Buster's Entertainment, Inc.(a)	17,766,669
352,955	Fiesta Restaurant Group, Inc.(a)	11,569,865
721,815	Sonic Corp.	25,379,015
		64,120,429
	Specialty Retail — 4.29%
495,830	Five Below, Inc.(a)	20,497,612
226,265	Mattress Firm Holding Corp.(a)	9,591,374
156,915	Monro Muffler Brake, Inc.	11,214,715
		41,303,701
	Textiles, Apparel & Luxury Goods — 3.68%
114,945	Deckers Outdoor Corp.(a)	6,886,355
328,447	Oxford Industries, Inc.	22,081,492
172,980	Steven Madden, Ltd.(a)	6,407,179
		35,375,026
	Total Consumer Discretionary (Cost $146,525,375)	182,222,109
CONSUMER STAPLES — 1.86%
	Beverages — 0.80%
41,589	The Boston Beer Co, Inc. — Class A(a)	7,696,876
	Food Products — 1.06%
248,835	The Hain Celestial Group, Inc.(a)	10,179,840
	Total Consumer Staples (Cost $16,129,872)	17,876,716
FINANCIALS — 10.94%
	Capital Markets — 5.03%
928,090	Financial Engines Inc.	29,169,869
254,555	Stifel Financial Corp.(a)	7,534,828
1,016,460	WisdomTree Investments, Inc.	11,618,138
		48,322,835
	Diversified Financial Services — 2.79%
215,076	MarketAxess Holdings, Inc.	26,847,937
	Real Estate Management & Development — 3.12%
417,260	Colliers International Group, Inc.(b)	15,797,463
347,235	FirstService Corp.(b)	14,215,801
		30,013,264
	Total Financials (Cost $38,082,569)	105,184,036

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 20.74%
	Biotechnology — 1.59%
459,420	Cepheid, Inc.(a)	$15,326,251
	Health Care Equipment & Supplies — 4.07%
294,859	Align Technology, Inc.(a)	21,433,301
315,258	Nevro Corp.(a)	17,736,415
		39,169,716
	Health Care Providers & Services — 2.82%
437,660	ExamWorks Group, Inc.(a)	12,937,230
573,423	HealthEquity, Inc.(a)	14,146,345
		27,083,575
	Health Care Technology — 2.52%
77,685	athenahealth Inc.(a)	10,781,124
346,635	Medidata Solutions, Inc.(a)	13,418,241
		24,199,365
	Life Sciences Tools & Services — 4.45%
197,110	Bio-Techne Corp.	18,630,837
289,312	ICON PLC(a)(b)	21,727,331
58,720	INC Research Holdings Inc(a)	2,419,851
		42,778,019
	Pharmaceuticals — 5.29%
463,580	Akorn, Inc.(a)	10,908,037
434,640	Impax Laboratories, Inc.(a)	13,917,173
472,260	The Medicines Co.(a)	15,003,700
722,470	Supernus Pharmaceuticals Inc.(a)	11,017,668
		50,846,578
	Total Health Care (Cost $141,166,983)	199,403,504
INDUSTRIALS — 12.54%
	Aerospace & Defense — 1.94%
426,480	Hexcel Corp.	18,641,441
	Building Products — 2.58%
517,420	Trex Co., Inc.(a)	24,799,941
	Electrical Equipment — 1.77%
456,575	Generac Holdings, Inc.(a)	17,002,853
	Machinery — 1.99%
247,960	Proto Labs, Inc.(a)	19,115,236
	Professional Services — 4.26%
383,285	CEB, Inc.	24,810,038
318,990	WageWorks, Inc.(a)	16,144,084
		40,954,122
	Total Industrials (Cost $71,562,445)	120,513,593

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 30.58%
	Communications Equipment — 1.63%
289,085	Ciena Corp.(a)	$5,498,396
632,515	Infinera Corp.(a)	10,158,191
		15,656,587
	Electronic Equipment, Instruments & Components — 1.84%
275,335	Cognex Corp.	10,724,298
457,830	Fitbit, Inc.(a)	6,936,125
		17,660,423
	Internet Software & Services — 9.75%
303,262	comScore Inc.(a)	9,109,990
119,340	CoStar Group, Inc.(a)	22,456,208
671,710	GoDaddy, Inc. — Class A(a)	21,716,384
432,580	LogMeIn, Inc.(a)	21,827,987
652,370	Mimecast Ltd(a)(b)	6,347,560
286,940	SPS Commerce Inc.(a)	12,321,204
		93,779,333
	IT Services — 2.58%
718,426	InterXion Holding NV(a)(b)	24,843,171
	Semiconductors & Semiconductor Equipment — 3.74%
238,355	Cavium, Inc.(a)	14,577,792
335,500	Monolithic Power Systems Inc	21,351,220
		35,929,012
	Software — 11.04%
260,773	ACI Worldwide, Inc.(a)	5,421,471
578,085	BroadSoft Inc.(a)	23,325,730
257,415	CyberArk Software Ltd.(a)(b)	10,973,601
120,435	HubSpot, Inc.(a)	5,253,375
211,160	Imperva Inc.(a)	10,663,580
646,125	Paylocity Holding Corp.(a)	21,154,132
151,430	The Ultimate Software Group, Inc.(a)	29,301,705
		106,093,594
	Total Information Technology (Cost $213,482,856)	293,962,120
TELECOMMUNICATION SERVICES — 2.45%
	Diversified Telecommunication Services — 2.45%
604,735	Cogent Communications Holdings Inc.	23,602,807
	Total Telecommunication Services (Cost $19,359,931)	23,602,807
TOTAL COMMON STOCKS (COST $646,310,031)		942,764,885

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENTS — 1.74%
INVESTMENT COMPANY — 1.74%
16,685,615	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$16,685,615
	Total Investment Company	16,685,615
TOTAL SHORT TERM INVESTMENTS (COST $16,685,615)		16,685,615
TOTAL INVESTMENTS — 99.80% (COST $662,995,646)		959,450,500
Other Assets in Excess of Liabilities — 0.20%		1,960,676
TOTAL NET ASSETS — 100.00%		$961,411,176

PLC — Public Limited Company

  (a)  Non-income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $93,904,927 (9.77% of net assets) at March 31, 2016.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2016.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

March 31, 2016

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$890,323,160	$34,031,533	$104,639,730	$792,722,007	$292,405,902
Investments in securities of affiliated issuers (Note 7)	—	—	—	—	—
Total investments, at cost	$890,323,160	$34,031,533	$104,639,730	$792,722,007	$292,405,902
Investments in securities, at value:
Investments in securities of unaffiliated issuers	$1,025,555,538	$38,064,995	$115,944,309	$894,701,997	$395,435,878
Investments in securities of affiliated issuers (Note 7)	—	—	—	—	—
Total investments, at value	1,025,555,538	38,064,995	115,944,309	894,701,997	395,435,878
Cash:	—	—	—	—	—
Receivables:
Investments sold	18,188,362	157,869	3,566,229	1,267,906	—
Fund shares sold	5,772,225	259,084	49,345	220,672	391,690
Dividends	318,784	54,917	11,348	1,792,720	291,559
Interest	17,785	668	1,629	3,050,269	3,485
Other assets	53,600	14,299	17,294	24,987	24,683
Total assets	1,049,906,294	38,551,832	119,590,154	901,058,551	396,147,295
LIABILITIES:
Payables:
Investments purchased	34,763,109	293,978	4,699,681	—	—
Written options, at value(2) (Note 8)	—	—	—	147,400	—
Cash denominated in foreign currency, at value:(1)	—	—	—	—	—
Fund shares purchased	3,724,530	4,926	474,817	820,705	321,486
Management fees (Note 3)	827,042	28,448	137,571	763,828	297,527
Custodian (Note 3)	—	—	—	—	—
Accrued expenses	8,741	2,502	8,387	80,385	17,720
Total liabilities	39,323,422	329,854	5,320,456	1,812,318	636,733
NET ASSETS	$1,010,582,872	$38,221,978	$114,269,698	$899,246,233	$395,510,562
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$877,168,727	$34,358,176	$108,366,554	$796,146,384	$290,519,220
Undistributed (distribution in excess of) net investment income (loss)	(254,936)	14,641	(339,286)	17,077	247,432
Accumulated net realized gain (loss) from investment and foreign currency transactions	(1,563,297)	(184,301)	(5,062,149)	1,137,148	1,713,934
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	135,232,378	4,033,462	11,304,579	101,945,624	103,029,976
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,010,582,872	$38,221,978	$114,269,698	$899,246,233	$395,510,562
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Issued and outstanding	52,353,473	2,896,592	8,228,881	65,631,677	13,704,318
NET ASSET VALUE PER SHARE	$19.30	$13.20	$13.89	$13.70	$28.86
(1) Cash denominated in foreign currencies, at cost	—	—	—	—	—
(2) Written options, premiums received	—	—	—	113,034	—

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$282,154,266	$211,450,554	$38,668,248	$380,185,367	$662,995,646
Investments in securities of affiliated issuers (Note 7)	—	—	—	—	—
Total investments, at cost	$282,154,266	$211,450,554	$38,668,248	$380,185,367	$662,995,646
Investments in securities, at value:
Investments in securities of unaffiliated issuers	$287,349,194	$234,146,435	$47,101,748	$473,531,117	$959,450,500
Investments in securities of affiliated issuers (Note 7)	—	—	—	—	—
Total investments, at value	287,349,194	234,146,435	47,101,748	473,531,117	959,450,500
Cash:	—	—	—	—	—
Receivables:
Investments sold	464,850	—	834,445	8,390,494	9,507,246
Fund shares sold	1,360,650	53,022	289,421	1,323,516	721,569
Dividends	37,244	671,683	54,531	231,857	262,919
Interest	3,641,418	890	219	8,825	5,928
Other assets	23,597	14,690	15,645	26,288	35,445
Total assets	292,876,953	234,886,720	48,296,009	483,512,097	969,983,607
LIABILITIES:
Payables:
Investments purchased	9,352,631	—	281,440	23,465,150	3,582,937
Written options, at value(2) (Note 8)	—	—	—	—	—
Cash denominated in foreign currency, at value:(1)	—	1,213	—	—	—
Fund shares purchased	901,100	164,000	178,514	1,012,070	4,173,501
Management fees (Note 3)	235,813	194,125	35,649	382,738	809,709
Custodian (Note 3)	—	15,025	—	—	—
Accrued expenses	2,227	66,736	6,597	16,927	6,284
Total liabilities	10,491,771	441,099	502,200	24,876,885	8,572,431
NET ASSETS	$282,385,182	$234,445,621	$47,793,809	$458,635,212	$961,411,176
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$275,463,514	$217,739,100	$39,192,069	$367,376,169	$667,130,419
Undistributed (distribution in excess of) net investment income (loss)	(473,362)	8,937	197,030	(98,171)	(1,371,626)
Accumulated net realized gain (loss) from investment and foreign currency transactions	2,200,102	(5,998,295)	(28,790)	(1,988,536)	(802,471)
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	5,194,928	22,695,879	8,433,500	93,345,750	296,454,854
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$282,385,182	$234,445,621	$47,793,809	$458,635,212	$961,411,176
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Issued and outstanding	25,578,979	20,564,485	2,069,622	30,489,212	57,793,022
NET ASSET VALUE PER SHARE	$11.04	$11.40	$23.09	$15.04	$16.64
(1) Cash denominated in foreign currencies, at cost	—	(1,211)	—	—	—
(2) Written options, premiums received	—	—	—	—	—

Statements of Operations

For the Year Ended March 31, 2016

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
INVESTMENT INCOME:
Interest	$47,012	$2,106	$4,540	$14,376,104	$10,002
Dividends:
Dividends from securities of unaffiliated issuers	7,064,193	808,557	493,549	27,469,080	6,117,459
Dividends from securities of affiliated issuers (Note 7)	—	—	—	—	—
Foreign tax withheld	(34,076)	(5,376)	(16,947)	(200,700)	(56,028)
Total investment income	7,077,129	805,287	481,142	41,644,484	6,071,433
EXPENSES:
Management fees (Note 3)	8,593,423	333,104	2,501,538	11,169,909	3,829,953
Registration fees	55,707	23,838	23,034	50,000	28,800
Custody fees	—	—	—	—	—
Other	11,909	1,795	4,111	49,418	7,447
Total expenses	8,661,039	358,737	2,528,683	11,269,327	3,866,200
Net investment income (loss)	(1,583,910)	446,550	(2,047,541)	30,375,157	2,205,233
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions of unaffiliated issuers	25,128,654	336,393	9,756,332	12,101,870	25,988,182
Investment transactions of affiliated issuers (Note 7)	—	—	—	—	—
Options written (Note 8)	—	—	—	1,939,801	—
Net unrealized appreciation/depreciation during the period on:
Investments	(49,860,804)	(1,055,808)	(37,776,879)	(77,427,934)	(33,316,627)
Options written (Note 8)	—	—	—	(175,594)	—
Net realized and unrealized loss on investments	(24,732,150)	(719,415)	(28,020,547)	(63,561,857)	(7,328,445)
Net decrease in net assets resulting from operations	$(26,316,060)	$(272,865)	$(30,068,088)	$(33,186,700)	$(5,123,212)

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
INVESTMENT INCOME:
Interest	$12,151,236	$7,416	$902	$23,181	$17,123
Dividends:
Dividends from securities of unaffiliated issuers	406,076	4,395,180	654,259	4,652,827	6,017,277
Dividends from securities of affiliated issuers (Note 7)	—	—	—	—	516,466
Foreign tax withheld	(1,530)	(476,639)	(6,113)	(22,784)	(30,143)
Total investment income	12,555,782	3,925,957	649,048	4,653,224	6,520,723
EXPENSES:
Management fees (Note 3)	2,613,728	2,519,672	432,256	5,107,550	16,286,434
Registration fees	25,851	23,004	17,930	44,027	67,421
Custody fees	—	61,049	—	—	—
Other	5,837	4,795	1,832	8,770	40,229
Total expenses	2,645,416	2,608,520	452,018	5,160,347	16,394,084
Net investment income (loss)	9,910,366	1,317,437	197,030	(507,123)	(9,873,361)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions of unaffiliated issuers	6,340,981	(805,435)	1,861,798	38,443,497	590,748,522
Investment transactions of affiliated issuers (Note 7)	—	—	—	—	79,934,919
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the period on:
Investments	(17,065,889)	(13,191,116)	(3,292,171)	(87,809,809)	(864,853,179)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized loss on investments	(10,724,908)	(13,996,551)	(1,430,373)	(49,366,312)	(194,169,738)
Net decrease in net assets resulting from operations	$(814,542)	$(12,679,114)	$(1,233,343)	$(49,873,435)	$(204,043,099)

Statements of Changes in Net Assets

	BUFFALO DISCOVERY FUND		BUFFALO DIVIDEND FOCUS FUND		BUFFALO EMERGING OPPORTUNITIES FUND
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015
OPERATIONS:
Net investment income (loss)	$(1,583,910)	$(1,891,094)	$446,550	$320,150	$(2,047,541)	$(4,102,950)
Net realized gain (loss) on investment transactions	25,128,654	80,193,349	336,393	2,182,795	9,756,332	(3,829,708)
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(49,860,804)	18,800,661	(1,055,808)	2,273,927	(37,776,879)	(21,049,812)
Net increase (decrease) in net assets resulting from operations	(26,316,060)	97,102,916	(272,865)	4,776,872	(30,068,088)	(28,982,470)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(457,462)	(320,954)	—	—
Net realized gain from investment transactions	(64,511,020)	(65,032,196)	(713,884)	(1,761,094)	(10,988,773)	(18,880,842)
Total distributions to shareholders	(64,511,020)	(65,032,196)	(1,171,346)	(2,082,048)	(10,988,773)	(18,880,842)
CAPITAL SHARE TRANSACTIONS:
Shares sold	528,747,474	251,810,031	14,439,497	32,321,321	10,707,189	51,764,222
Reinvested dividends and distributions	62,796,612	63,266,179	1,147,831	1,873,070	10,621,854	18,306,236
Shares issued	591,544,086	315,076,210	15,587,328	34,194,391	21,329,043	70,070,458
Redemptions	(264,387,236)	(222,553,064)	(17,053,654)	(14,482,153)	(104,856,342)	(309,917,957)
Redemption fees (Note 5)	65,718	57,478	16,168	7,826	25,924	683,127
Shares repurchased	(264,321,518)	(222,495,586)	(17,037,486)	(14,474,327)	(104,830,418)	(309,234,830)
Net increase (decrease) from capital share transactions	327,222,568	92,580,624	(1,450,158)	19,720,064	(83,501,375)	(239,164,372)
Total increase (decrease) in net assets	236,395,488	124,651,344	(2,894,369)	22,414,888	(124,558,236)	(287,027,684)
NET ASSETS:
Beginning of period	774,187,384	649,536,040	41,116,347	18,701,459	238,827,934	525,855,618
End of period	$1,010,582,872	$774,187,384	$38,221,978	$41,116,347	$114,269,698	$238,827,934
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(254,936)	$—	$14,641	$20,318	$(339,286)	$(658,944)
Fund share transactions:
Shares sold	26,128,516	12,036,161	1,073,035	2,398,935	661,955	2,963,614
Reinvested dividends and distributions	3,253,710	3,185,608	88,056	138,360	748,018	1,081,929
	29,382,226	15,221,769	1,161,091	2,537,295	1,409,973	4,045,543
Shares repurchased	(13,041,105)	(10,853,352)	(1,251,594)	(1,077,127)	(6,562,809)	(17,892,242)
Net increase (decrease) in fund shares	16,341,121	4,368,417	(90,503)	1,460,168	(5,152,836)	(13,846,699)

The accompanying notes are an integral part of these financial statements.

	BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015
OPERATIONS:
Net investment income (loss)	$30,375,157	$30,662,173	$2,205,233	$2,702,476
Net realized gain (loss) on investment transactions	14,041,671	16,588	25,988,182	91,305,329
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(77,603,528)	14,913,019	(33,316,627)	(35,502,624)
Net increase (decrease) in net assets resulting from operations	(33,186,700)	45,591,780	(5,123,212)	58,505,181
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(32,779,631)	(29,873,271)	(2,369,512)	(2,601,493)
Net realized gain from investment transactions	(7,227,411)	(6,589,756)	(62,948,313)	(65,581,683)
Total distributions to shareholders	(40,007,042)	(36,463,027)	(65,317,825)	(68,183,176)
CAPITAL SHARE TRANSACTIONS:
Shares sold	96,165,630	367,530,181	58,592,597	62,397,903
Reinvested dividends and distributions	38,728,360	35,520,956	63,144,602	65,878,238
Shares issued	134,893,990	403,051,137	121,737,199	128,276,141
Redemptions	(513,424,639)	(459,148,434)	(118,957,106)	(271,502,922)
Redemption fees (Note 5)	25,282	57,154	4,115	28,798
Shares repurchased	(513,399,357)	(459,091,280)	(118,952,991)	(271,474,124)
Net increase (decrease) from capital share transactions	(378,505,367)	(56,040,143)	2,784,208	(143,197,983)
Total increase (decrease) in net assets	(451,699,109)	(46,911,390)	(67,656,829)	(152,875,978)
NET ASSETS:
Beginning of period	1,350,945,342	1,397,856,732	463,167,391	616,043,369
End of period	$899,246,233	$1,350,945,342	$395,510,562	$463,167,391
Undistributed (distribution in excess of) net investment income (loss) at end of year	$17,077	$812,155	$247,432	$411,811
Fund share transactions:
Shares sold	6,893,485	24,905,990	1,828,437	1,766,396
Reinvested dividends and distributions	2,773,162	2,425,849	2,228,895	1,981,896
	9,666,647	27,331,839	4,057,332	3,748,292
Shares repurchased	(36,991,716)	(31,410,658)	(3,739,828)	(7,739,324)
Net increase (decrease) in fund shares	(27,325,069)	(4,078,819)	317,504	(3,991,032)

Statements of Changes in Net Assets

	BUFFALO HIGH YIELD FUND		BUFFALO INTERNATIONAL FUND		BUFFALO LARGE CAP FUND
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015
OPERATIONS:
Net investment income (loss)	$9,910,366	$9,807,403	$1,317,437	$1,813,353	$197,030	$78,804
Net realized gain (loss) on investment transactions	6,340,981	1,407,640	(805,435)	(1,524,661)	1,861,798	3,334,563
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(17,065,889)	(2,045,967)	(13,191,116)	5,428,647	(3,292,171)	3,016,822
Net increase (decrease) in net assets resulting from operations	(814,542)	9,169,076	(12,679,114)	5,717,339	(1,233,343)	6,430,189
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,414,211)	(9,369,546)	(1,095,729)	(1,409,119)	(77,505)	(63,281)
Net realized gain from investment transactions	(3,950,308)	(2,535,676)	—	—	(3,311,860)	(3,614,276)
Total distributions to shareholders	(14,364,519)	(11,905,222)	(1,095,729)	(1,409,119)	(3,389,365)	(3,677,557)
CAPITAL SHARE TRANSACTIONS:
Shares sold	118,275,987	37,616,927	37,639,666	41,149,210	21,633,409	10,156,163
Reinvested dividends and distributions	13,711,474	11,121,539	1,037,216	1,344,943	3,301,395	3,558,114
Shares issued	131,987,461	48,738,466	38,676,882	42,494,153	24,934,804	13,714,277
Redemptions	(90,457,053)	(80,576,926)	(47,082,015)	(15,494,625)	(16,538,370)	(4,565,485)
Redemption fees (Note 5)	46,711	23,475	18,013	650	7,542	82
Shares repurchased	(90,410,342)	(80,553,451)	(47,064,002)	(15,493,975)	(16,530,828)	(4,565,403)
Net increase (decrease) from capital share transactions	41,577,119	(31,814,985)	(8,387,120)	27,000,178	8,403,976	9,148,874
Total increase (decrease) in net assets	26,398,058	(34,551,131)	(22,161,963)	31,308,398	3,781,268	11,901,506
NET ASSETS:
Beginning of period	255,987,124	290,538,255	256,607,584	225,299,186	44,012,541	32,111,035
End of period	$282,385,182	$255,987,124	$234,445,621	$256,607,584	$47,793,809	$44,012,541
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(473,362)	$(68,594)	$8,937	$384,024	$197,030	$78,804
Fund share transactions:
Shares sold	10,459,674	3,217,854	3,234,146	3,507,208	876,830	416,848
Reinvested dividends and distributions	1,212,906	957,498	92,941	117,008	142,363	150,831
	11,672,580	4,175,352	3,327,087	3,624,216	1,019,193	567,679
Shares repurchased	(7,959,324)	(6,850,163)	(4,267,736)	(1,323,795)	(703,631)	(189,383)
Net increase (decrease) in fund shares	3,713,256	(2,674,811)	(940,649)	2,300,421	315,562	378,296

The accompanying notes are an integral part of these financial statements.

	BUFFALO MID CAP FUND		BUFFALO SMALL CAP FUND
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015
OPERATIONS:
Net investment income (loss)	$(507,123)	$(1,057,293)	$(9,873,361)	$(20,802,241)
Net realized gain (loss) on investment transactions	38,443,497	56,675,267	670,683,441	306,888,204
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(87,809,809)	(98,863)	(864,853,179)	(310,233,283)
Net increase (decrease) in net assets resulting from operations	(49,873,435)	55,519,111	(204,043,099)	(24,147,320)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—
Net realized gain from investment transactions	(56,352,667)	(69,353,806)	(519,691,625)	(301,093,346)
Total distributions to shareholders	(56,352,667)	(69,353,806)	(519,691,625)	(301,093,346)
CAPITAL SHARE TRANSACTIONS:
Shares sold	140,844,215	91,731,038	126,590,067	484,135,925
Reinvested dividends and distributions	55,822,440	68,086,243	510,033,365	287,667,722
Shares issued	196,666,655	159,817,281	636,623,432	771,803,647
Redemptions	(198,116,230)	(199,946,710)	(1,957,479,802)	(1,244,026,272)
Redemption fees (Note 5)	9,366	10,583	22,168	62,286
Shares repurchased	(198,106,864)	(199,936,127)	(1,957,457,634)	(1,243,963,986)
Net increase (decrease) from capital share transactions	(1,440,209)	(40,118,846)	(1,320,834,202)	(472,160,339)
Total increase (decrease) in net assets	(107,666,311)	(53,953,541)	(2,044,568,926)	(797,401,005)
NET ASSETS:
Beginning of period	566,301,523	620,255,064	3,005,980,102	3,803,381,107
End of period	$458,635,212	$566,301,523	$961,411,176	$3,005,980,102
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(98,171)	$(446,881)	$(1,371,626)	$(4,238,994)
Fund share transactions:
Shares sold	8,005,587	4,884,778	4,836,540	14,523,805
Reinvested dividends and distributions	3,691,961	3,917,505	29,278,609	9,114,947
	11,697,548	8,802,283	34,115,149	23,638,752
Shares repurchased	(11,521,235)	(10,681,027)	(67,881,153)	(37,661,473)
Net increase (decrease) in fund shares	176,313	(1,878,744)	(33,766,004)	(14,022,721)

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DISCOVERY FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2016	2015	2014	2013(2)	2012
Net asset value, beginning of year	$21.50	$20.53	$17.08	$16.96	$16.28
Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.08)	0.02	(0.07)
Net realized and unrealized gains (losses)	(0.69)	3.08	5.04	1.32	1.74
Total from investment operations	(0.72)	3.03	4.96	1.34	1.67
Less distributions from:
Net investment income	—	—	—	(0.03)	—
Net realized gain from investment transactions	(1.48)	(2.06)	(1.51)	(1.19)	(0.99)
Total distributions	(1.48)	(2.06)	(1.51)	(1.22)	(0.99)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$19.30	$21.50	$20.53	$17.08	$16.96
Total return	(3.33%)	15.56%	29.54%	8.46%	11.50%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$1,010,583	$774,187	$649,536	$515,429	$416,772
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.18%)	(0.28%)	(0.47%)	0.09%	(0.46%)
Portfolio turnover rate	59%	52%	48%	53%	52%

(1)  Less than $0.01 per share.

(2)  Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DIVIDEND FOCUS FUND

Data for a share of capital stock	FOR THE YEAR ENDED MARCH 31,			FOR THE PERIOD FROM DECEMBER 3, 2012 (COMMENCEMENT OF OPERATIONS) TO
outstanding throughout the period.	2016	2015	2014	MARCH 31, 2013
Net asset value, beginning of period	$13.76	$12.25	$10.55	$10.00
Income from investment operations:
Net investment income	0.16	0.13	0.16	0.01
Net realized and unrealized gains (losses)	(0.30)	2.16	2.08	0.55
Total from investment operations	(0.14)	2.29	2.24	0.56
Less distributions from:
Net investment income	(0.17)	(0.13)	(0.16)	(0.01)
Net realized gain from investment transactions	(0.26)	(0.65)	(0.38)	—
Total distributions	(0.43)	(0.78)	(0.54)	(0.01)
Paid-in capital from redemption fees (Note 5)	0.01	— (1)	— (1)	— (1)
Net asset value, end of period	$13.20	$13.76	$12.25	$10.55
Total return*	(0.88%)	18.86%	21.65%	5.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,222	$41,116	$18,701	$13,802
Ratio of expenses to average net assets**	0.97%	0.94%	0.93%	1.61%
Ratio of net investment income to average net assets**	1.21%	1.04%	1.47%	0.59%
Portfolio turnover rate*	65%	62%	77%	8%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO EMERGING OPPORTUNITIES FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2016	2015	2014(2)	2013	2012
Net asset value, beginning of year	$17.85	$19.31	$13.86	$11.71	$10.24
Income from investment operations:
Net investment loss	(0.28)	(0.31)	(0.14)	(0.05)	(0.09)
Net realized and unrealized gains (losses)	(2.45)	0.06	5.59	2.20	1.56
Total from investment operations	(2.73)	(0.25)	5.45	2.15	1.47
Less distributions from:
Net realized gain from investment transactions	(1.23)	(1.25)	(0.05)	—	—
Paid-in capital from redemption fees (Note 5)	— (1)	0.04	0.05	— (1)	— (1)
Net asset value, end of year	$13.89	$17.85	$19.31	$13.86	$11.71
Total return	(15.47%)	(0.71%)	39.66%	18.36%	14.36%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$114,270	$238,828	$525,856	$92,959	$40,981
Ratio of expenses to average net assets	1.47%	1.47%	1.48%	1.50%	1.51%
Ratio of net investment loss to average net assets	(1.19%)	(1.29%)	(1.36%)	(0.69%)	(0.99%)
Portfolio turnover rate	70%	19%	23%	21%	31%

(1)  Less than $0.01 per share.

(2)  Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013 the Fund was known as the Buffalo Micro Cap Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO FLEXIBLE INCOME FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2016	2015	2014	2013	2012(2)
Net asset value, beginning of year	$14.53	$14.41	$13.54	$12.39	$11.76
Income from investment operations:
Net investment income	0.38	0.30	0.29	0.37	0.41
Net realized and unrealized gains (losses)	(0.70)	0.18	0.99	1.20	0.63
Total from investment operations	(0.32)	0.48	1.28	1.57	1.04
Less distributions from:
Net investment income	(0.41)	(0.30)	(0.28)	(0.42)	(0.41)
Net realized gain from investment transactions	(0.10)	(0.06)	(0.13)	—	—
Total distributions	(0.51)	(0.36)	(0.41)	(0.42)	(0.41)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$13.70	$14.53	$14.41	$13.54	$12.39
Total return	(2.24%)	3.33%	9.56%	12.96%	9.15%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$899,246	$1,350,945	$1,397,857	$862,681	$377,851
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.02%	1.01%
Ratio of net investment income to average net assets	2.72%	2.05%	2.06%	2.89%	3.49%
Portfolio turnover rate .	5%	42%	13%	25%	19%

(1)  Less than $0.01 per share.

(2)  Effective July 29, 2011, the Fund name was changed to Buffalo Flexible Income Fund. Prior to July 29, 2011, the Fund was known as the Buffalo Balanced Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2016	2015	2014	2013	2012
Net asset value, beginning of year	$34.60	$35.45	$29.53	$27.93	$26.15
Income from investment operations:
Net investment income	0.18	0.19	0.15	0.15	0.06
Net realized and unrealized gains (losses)	(0.61)	3.63	8.02	1.57	2.17
Total from investment operations	(0.43)	3.82	8.17	1.72	2.23
Less distributions from:
Net investment income	(0.19)	(0.18)	(0.22)	(0.12)	(0.01)
Net realized gain from investment transactions	(5.12)	(4.49)	(2.03)	—	(0.44)
Total distributions	(5.31)	(4.67)	(2.25)	(0.12)	(0.45)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$28.86	$34.60	$35.45	$29.53	$27.93
Total return	(0.96%)	11.32%	27.98%	6.20%	8.78%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$395,511	$463,167	$616,043	$493,659	$507,136
Ratio of expenses to average net assets	0.91%	0.91%	0.91%	0.91%	0.92%
Ratio of net investment income to average net assets	0.52%	0.48%	0.44%	0.51%	0.27%
Portfolio turnover rate	42%	30%	37%	44%	46%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.71	$11.84	$11.67	$11.40	$11.45
Income from investment operations:
Net investment income	0.44	0.44	0.44	0.55	0.66
Net realized and unrealized gains (losses)	(0.48)	(0.03)	0.37	0.35	(0.03)
Total from investment operations	(0.04)	0.41	0.81	0.90	0.63
Less distributions from:
Net investment income	(0.46)	(0.42)	(0.46)	(0.62)	(0.68)
Net realized gain from investment transactions	(0.17)	(0.12)	(0.18)	(0.01)	—
Total distributions	(0.63)	(0.54)	(0.64)	(0.63)	(0.68)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$11.04	$11.71	$11.84	$11.67	$11.40
Total return	(0.41%)	3.58%	7.12%	8.20%	5.86%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$282,385	$255,987	$290,538	$261,112	$255,771
Ratio of expenses to average net assets	1.01%	1.02%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets	3.79%	3.71%	3.72%	4.85%	5.89%
Portfolio turnover rate	44%	25%	39%	32%	21%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period.	2016	2015	2014	2013(1)	2012
Net asset value, beginning of period	$11.93	$11.73	$10.28	$9.52	$9.79
Income from investment operations:
Net investment income	0.06	0.09	0.04	0.04	0.05
Net realized and unrealized gains (losses)	(0.54)	0.18	1.43	0.76	(0.27)
Total from investment operations	(0.48)	0.27	1.47	0.80	(0.22)
Less distributions from:
Net investment income	(0.05)	(0.07)	(0.02)	(0.04)	(0.05)
Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—
Net asset value, end of period	$11.40	$11.93	$11.73	$10.28	$9.52
Total return	(4.02%)	2.32%	14.31%	8.44%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$234,446	$256,608	$225,299	$106,500	$70,805
Ratio of expenses to average net assets	1.04%	1.05%	1.07%	1.09%	1.14%
Ratio of net investment income to average net assets	0.52%	0.77%	0.38%	0.42%	0.58%
Portfolio turnover rate	7%	21%	15%	23%	29%

(1)  Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund. During the year ended March 31, 2013, the Fund incurred $17.3 million in purchases associated with the transfer of assets of the Buffalo China Fund, which merged into the Fund on January 25, 2013. The purchases were excluded from portfolio turnover calculation. Activity after January 25, 2013 reflects the Funds' combined operations.

(2)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2016	2015	2014	2013	2012
Net asset value, beginning of year	$25.09	$23.34	$21.89	$21.58	$20.96
Income from investment operations:
Net investment income	0.09	0.05	0.06	0.08	0.04
Net realized and unrealized gains (losses)	(0.47)	4.51	4.94	1.79	0.74
Total from investment operations	(0.38)	4.56	5.00	1.87	0.78
Less distributions from:
Net investment income	(0.04)	(0.05)	(0.08)	(0.15)	(0.04)
Net realized gain from investment transactions	(1.58)	(2.76)	(3.47)	(1.41)	(0.12)
Total distributions	(1.62)	(2.81)	(3.55)	(1.56)	(0.16)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$23.09	$25.09	$23.34	$21.89	$21.58
Total return	(1.56%)	20.29%	23.13%	9.17%	3.84%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$47,794	$44,013	$32,111	$28,352	$37,990
Ratio of expenses to average net assets	0.94%	0.96%	0.97%	0.97%	0.96%
Ratio of net investment income to average net assets	0.41%	0.23%	0.21%	0.33%	0.17%
Portfolio turnover rate	62%	30%	45%	49%	59%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.68	$19.27	$17.94	$17.95	$17.25
Income from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.04)	0.01	(0.06)
Net realized and unrealized gains (losses)	(1.62)	1.87	4.45	0.78	1.08
Total from investment operations	(1.64)	1.83	4.41	0.79	1.02
Less distributions from:
Net investment income	— (1)	— (1)	— (1)	(0.01)	— (1)
Net realized gain from investment transactions	(2.00)	(2.42)	(3.08)	(0.79)	(0.32)
Total distributions	(2.00)	(2.42)	(3.08)	(0.80)	(0.32)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$15.04	$18.68	$19.27	$17.94	$17.95
Total return	(8.83%)	10.43%	25.46%	4.67%	6.22%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$458,635	$566,302	$620,255	$625,178	$734,567
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.18%)	(0.20%)	0.07%	(0.34%)
Portfolio turnover rate	46%	12%	45%	31%	31%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2016	2015	2014	2013	2012
Net asset value, beginning of year	$32.83	$36.02	$30.93	$28.54	$27.69
Income from investment operations:
Net investment loss	(0.20)	(0.24)	(0.16)	(0.09)	(0.00	)(1)
Net realized and unrealized gains (losses)	(3.60)	0.31	8.44	4.20	0.91
Total from investment operations	(3.80)	0.07	8.28	4.11	0.91
Less distributions from:
Net realized gain from investment transactions	(12.39)	(3.26)	(3.19)	(1.72)	(0.06)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$16.64	$32.83	$36.02	$30.93	$28.54
Total return	(13.28%)	0.56%	26.71%	15.02%	3.31%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$961,411	$3,005,980	$3,803,381	$3,144,179	$2,768,696
Ratio of expenses to average net assets	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.61%)	(0.63%)	(0.45%)	(0.31%)	(0.00	%)(2)
Portfolio turnover rate	41%	17%	22%	34%	24%

(1)  Less than $0.01 per share.

(2)  Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

 Notes to Financial Statements

March 31, 2016

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds"), are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital.

The investment objectives of the Buffalo Flexible Income Fund are the generation of current income and, as a secondary objective, the long-term growth of capital.

The investment objectives of the Buffalo Dividend Focus Fund and the Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2016, none of the Funds held fair valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE").

Debt securities with remaining maturities of 60 days or less are normally valued at market value.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' corporate bond valuation policies.

In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2016. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$942,485,299	$—	$—	$942,485,299
REITS	15,880,364	—	—	15,880,364
Short Term Investments	67,189,875	—	—	67,189,875
Total*	$1,025,555,538	$—	$—	$1,025,555,538

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$34,483,833	$—	$—	$34,483,833
Short Term Investments	3,581,162	—	—	3,581,162
Total*	$38,064,995	$—	$—	$38,064,995

BUFFALO EMERGING OPPORTUNITIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$106,983,025	$—	$—	$106,983,025
Short Term Investments	8,961,284	—	—	8,961,284
Total*	$115,944,309	$—	$—	$115,944,309

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$662,348,991	$—	$—	$662,348,991
REITS	23,031,350	—	—	23,031,350
Convertible Bonds	—	57,594,469	—	57,594,469
Corporate Bonds	—	146,964,703	—	146,964,703
Short Term Investments	4,762,484	—	—	4,762,484
Total*	$690,142,825	$204,559,172	$—	$894,701,997
Written Options	$(145,000)	$(2,400)	$—	$(147,400)

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$369,406,224	$—	$—	$369,406,224
REITS	6,541,113	—	—	6,541,113
Short Term Investments	19,488,541	—	—	19,488,541
Total*	$395,435,878	$—	$—	$395,435,878

 Notes to Financial Statements

March 31, 2016

(Continued)

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,239,136	$—	$—	$8,239,136
Preferred Stock	—	2,218,752	—	2,218,752
Convertible Bonds	—	33,036,806	—	33,036,806
Corporate Bonds	—	182,141,478	—	182,141,478
Bank Loans	—	23,173,600	—	23,173,600
Short Term Investments	38,539,422	—	—	38,539,422
Total*	$46,778,558	$240,570,636	$—	$287,349,194

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$229,531,004	$—	$—	$229,531,004
Short Term Investments	4,615,431	—	—	4,615,431
Total*	$234,146,435	$—	$—	$234,146,435

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$44,115,846	$—	$—	$44,115,846
REITS	1,458,762	—	—	1,458,762
Short Term Investments	1,527,140	—	—	1,527,140
Total*	$47,101,748	$—	$—	$47,101,748

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$415,921,442	$—	$—	$415,921,442
REITS	7,655,606	—	—	7,655,606
Short Term Investments	49,954,069	—	—	49,954,069
Total*	$473,531,117	$—	$—	$473,531,117

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$942,764,885	$—	$—	$942,764,885
Short Term Investments	16,685,615	—	—	16,685,615
Total*	$959,450,500	$—	$—	$959,450,500

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo High Yield Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2016:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED LEVEL 3
Fair Value as of 3/31/2015**	$—
Fair Value as of 3/31/2016**	$—
The amount of total gains or losses for the year included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

**  Includes a security that was valued at $0 based on unobservable inputs as of March 31, 2015. The security was written off during the year and is no longer held as of March 31, 2016.

The following is a reconciliation of the Buffalo International Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2016:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED LEVEL 3
Fair Value as of 3/31/2015	$1,279,885
Total unrealized losses included in earnings	(626,363)
Realized gain included in earnings	82,023
Sales	(735,545)
Fair Value as of 3/31/2016	$—
The amount of total gains or losses for the year included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund. The Buffalo International Fund had transfers from Level 2 into Level 1 with a market value of $135,538,421. On March 31, 2015 the fair valuation trigger was met, therefore the foreign securities were priced using the fair valuation factor provided by the pricing service and thus securities were Level 2. One March 31, 2016, the fair valuation trigger was not met and therefore the foreign securities were Level 1. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2016, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2013 through March 31, 2016. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of

 Notes to Financial Statements

March 31, 2016

(Continued)

the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines. The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in their portfolios or for any other permissible purpose consistent with the Funds' investment objectives. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENT — In August 2014, the FASB issued Accounting Standard Update ("ASU") 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40). The pronouncement determines management's responsibility regarding assessment of the Funds' ability to continue as a going concern, even if the Funds' liquidation is not imminent. Currently, no similar guidance exists. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the Funds' ability to continue as a going concern within one year after the date the financial statements are issued. Substantial doubt exists if these conditions or events indicate that the Funds will be unable to meet their obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management's plan to mitigate, certain disclosures must be made in the financial statements. ASU 2014-15 is effective for annual periods ending after December 15, 2016; however, early adoption is permitted. Management does not believe that the update will have an impact on the Funds' financial statements, but it may require additional disclosures.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2016 and the year ended March 31, 2015 were as follows:

	YEAR ENDED MARCH 31, 2016		YEAR ENDED MARCH 31, 2015
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*
Buffalo Discovery Fund	$10,904,931	$53,606,089	$9,580,402	$55,451,794
Buffalo Dividend Focus Fund	846,019	325,327	1,808,334	273,714
Buffalo Emerging Opportunities Fund	—	10,988,773	10,778,684	8,102,158
Buffalo Flexible Income Fund	32,779,631	7,227,411	32,513,778	3,949,249
Buffalo Growth Fund	3,645,391	61,672,434	6,702,957	61,480,219
Buffalo High Yield Fund	10,414,211	3,950,308	9,708,836	2,196,386
Buffalo International Fund	1,095,729	—	1,409,119	—
Buffalo Large Cap Fund	813,502	2,575,863	1,048,611	2,846,024
Buffalo Mid Cap Fund	—	56,352,667	—	69,353,806
Buffalo Small Cap Fund	—	519,691,625	—	301,093,346

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2016.

Distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo Discovery Fund	$1,328,974	$(11,964,137)	$10,635,163
Buffalo Dividend Focus Fund	5,235	(331,874)	326,639
Buffalo Emerging Opportunities Fund	2,367,199	—	(2,367,199)
Buffalo Flexible Income Fund	1,609,396	(4,697,029)	3,087,633
Buffalo Growth Fund	(100)	(10,896,681)	10,896,781
Buffalo High Yield Fund	99,077	(1,419,149)	1,320,072
Buffalo International Fund	(596,795)	596,795	—
Buffalo Large Cap Fund	(1,299)	(753,549)	754,848
Buffalo Mid Cap Fund	855,833	(13,834,414)	12,978,581
Buffalo Small Cap Fund	12,740,729	(349,362,981)	336,622,252

The permanent differences primarily relate to foreign currency adjustments, sale of discount bonds/contingent payment debt instruments, partnership adjustments, net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Tax cost of Investments(a)	$891,886,457	$34,068,436	$104,773,874	$796,330,594	$292,740,221
Unrealized Appreciation	164,516,847	4,736,305	21,602,849	176,065,705	109,725,566
Unrealized Depreciation	(30,847,766)	(739,746)	(10,432,414)	(77,694,302)	(7,029,909)
Net unrealized appreciation	133,669,081	3,996,559	11,170,435	98,371,403	102,695,657
Undistributed Ordinary Income	—	1,972	—	2,073,167	247,432
Undistributed Long Term Capital Gain	—	—	—	2,704,603	2,048,253
Distributable earnings	—	1,972	—	4,777,770	2,295,685
Other accumulated loss	(254,936)	(134,729)	(5,267,291)	(49,324)	—
Total accumulated gain	133,414,145	3,863,802	5,903,144	103,099,849	104,991,342
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$282,830,847	$211,522,749	$38,697,038	$387,218,302	$663,798,117
Unrealized Appreciation	11,272,614	40,319,935	9,964,116	106,165,002	318,117,375
Unrealized Depreciation	(6,754,267)	(17,696,249)	(1,559,406)	(19,852,187)	(22,464,992)
Net unrealized appreciation	4,518,347	22,623,686	8,404,710	86,312,815	295,652,383
Undistributed Ordinary Income	203,166	8,937	197,031	—	—
Undistributed Long Term Capital Gain	2,200,155	—	—	5,044,399	—
Distributable earnings	2,403,321	8,937	197,031	5,044,399	—
Other accumulated loss	—	(5,926,102)	(1)	(98,171)	(1,371,626)
Total accumulated gain	6,921,668	16,706,521	8,601,740	91,259,043	294,280,757

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late-year loss deferrals and/or unrealized gain/(loss) on derivative positions.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the current year.

Buffalo Flexible Income Fund	273,198
Buffalo Emerging Opportunities Fund	3,553,218
Buffalo International Fund	81,896

 Notes to Financial Statements

March 31, 2016

(Continued)

As of March 31, 2016, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

BUFFALO INTERNATIONAL FUND

MONTH/YEAR REALIZED	MONTH/YEAR EXPIRING	ST	LT
March-09	March-17	2,530,333	N/A
March-10	March-18	1,076,190	N/A
March-15	Unlimited	705,010	1,587,357
Totals		4,311,533	1,587,357

The utilization of certain capital loss carryovers are subject to annual limitations of $652,599, pursuant to IRC Sec. 382 as a result of acquisition of the Buffalo China Fund on January 25, 2013.

RIC Modernization Act — On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their characteristics as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2016. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2016.

At March 31, 2016, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

	LATE YEAR ORDINARY LOSSES	LATE YEAR CAPITAL LOSSES
Buffalo Discovery Fund	$254,936	$—
Buffalo Dividend Focus Fund	$—	$134,729
Buffalo Emerging Opportunities Fund	$339,286	$4,915,347
Buffalo Mid Cap Fund	$98,171	$—
Buffalo Small Cap Fund	$1,371,626	$—

For the year ended March 31, 2016, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND

COUNTRY	GROSS DIVIDEND	TAXES WITHHELD
Belgium	$110,908	$16,636
Bermuda	89,683	—
Brazil	66,784	7,491
Canada	46,812	7,023
Cayman Islands	14,622	—
Chile	55,499	16,245
China	20,631	2,063
Finland	19,370	2,906
France	496,107	97,527
Germany	793,869	114,562
Hong Kong	148,366	11,969
India	72,044	—
Israel	66,096	9,914
Italy	30,224	4,534
Japan	185,153	18,515
Mexico	—	—
Netherlands	108,421	16,263
Norway	137,496	20,624

BUFFALO INTERNATIONAL FUND

COUNTRY	GROSS DIVIDEND	TAXES WITHHELD
South Korea	$14,391	$2,374
Spain	38,903	7,684
Sweden	82,141	12,321
Switzerland	732,770	27,946
Taiwan	116,582	23,316
	$3,446,872	$419,913

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), KCM pays USBFS a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where USBFS receives 25/100 of 1% (0.25%). USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of USBFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(AS A % OF AVERAGE DAILY NET ASSETS)
ASSET LEVEL	MANAGEMENT FEE	USBFS FEE
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any juris- diction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with USBFS and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above. The Buffalo International Fund incurred $61,049 in Custody fees during the year ended March 31, 2016, and recorded a $15,025 Custodian fees payable as of March 31, 2016.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. USBFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the year ended March 31, 2016 was $137,000. Interested trustees who are affiliated with either KCM or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund and Buffalo Mid Cap Fund, sold or exchanged within 60 days of their purchase and shares of the Buffalo Emerging Opportunities Fund, Buffalo High Yield Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

 Notes to Financial Statements

March 31, 2016

(Continued)

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2016 were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Purchases	$741,516,774	$22,117,858	$116,045,056	$50,333,582	$171,313,395
Proceeds from Sales	$473,365,291	$24,390,996	$214,925,047	$399,847,423	$235,627,291
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Purchases	$118,988,305	$30,088,344	$33,832,900	$218,122,967	$659,145,480
Proceeds from Sales	$100,640,418	$15,151,470	$28,479,743	$259,252,629	$2,380,093,423

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended March 31, 2016.

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds at March 31, 2016. A summary of affiliated transactions for the Buffalo Small Cap Fund which was an affiliate during the period ended March 31, 2016 is as follows:

BUFFALO SMALL CAP FUND

	LOGMEIN, INC.	OXFORD INDUSTRIES, INC.	TOTAL
March 31, 2015 Balance
Shares	1,920,170	1,077,992	—
Cost	$55,307,479	$30,541,776	$85,849,255
Gross Additions
Shares	36,330	—	—
Cost	$1,515,651	$—	$1,515,651
Gross Deductions
Shares	1,523,920	749,545	—
Cost	$47,496,897	$26,207,106	$73,704,003
March 31, 2016 Balance
Shares	—	—	—
Cost	$—	$—	$—
Realized gain (loss)	$47,169,561	$32,765,358	$79,934,919
Investment income	$—	$516,466	$516,466

*  As a result of the Fund's beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of an issuer's outstanding securities).

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2016.

The number of option contracts written and the premiums received by the Buffalo Flexible Income Fund during the year ended March 31, 2016 were as follows:

BUFFALO FLEXIBLE INCOME FUND

	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, March 31, 2015.	14,697	820,912
Options written	26,204	1,545,443
Options exercised	(4,756)	(313,904)
Options expired	(33,745)	(1,939,417)
Outstanding, March 31, 2016	2,400	113,034

The following is a summary of the location of derivative investments on the Buffalo Flexible Income Fund's Statement of Assets and Liabilities as of March 31, 2016:

DERIVATIVE INVESTMENT TYPE	VALUE
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$147,400

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Fund as of March 31, 2016:

DERIVATIVE INVESTMENT TYPE	REALIZED GAIN (LOSS) ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$1,939,801
DERIVATIVE INVESTMENT TYPE	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$(175,594)

The following tables present derivative assets and liabilities net of amounts available for offset under a master netting arrangement (MNA) and net of related collateral received or pledged, if any, as of March 31, 2016:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

	GROSS	GROSS AMOUNTS OFFSET IN THE	NET AMOUNTS PRESENTED IN	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
DESCRIPTION	AMOUNTS OF RECOGNIZED LIABILITIES	STATEMENT OF FINANCIAL POSITION	THE STATEMENT OF FINANCIAL POSITION	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED/ RECEIVED	NET AMOUNT
LIABILITIES:
Written Options	$147,400	$—	$147,400	$147,400	$—	$147,000

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations

 Notes to Financial Statements

March 31, 2016

(Continued)

in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2016 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

 Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Buffalo Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Buffalo Funds (comprising, respectively, the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (collectively referred to herein as the Funds), as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each period indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Buffalo Funds at March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
May 26, 2016

Notice to Shareholders

March 31, 2016 (Unaudited)

TAX INFORMATION

For the fiscal year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	27.52%
Buffalo Dividend Focus Fund	76.92%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	82.56%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	4.33%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	44.71%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2016 was as follows (unaudited):

Buffalo Discovery Fund	16.57%
Buffalo Dividend Focus Fund	75.77%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	67.29%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	4.30%
Buffalo International Fund	0.34%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended March 31, 2016 was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	0.00%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	35.32%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	99.75%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2016 was as follows (unaudited).

Buffalo Discovery Fund	100.00%
Buffalo Dividend Focus Fund	45.93%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	0.00%
Buffalo Growth Fund	35.00%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	90.47%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

With respect to the taxable year ended March 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gains of such year:

FUNDS	FROM LONG-TERM CAPITAL GAINS, SUBJECT TO THE 15% RATE GAINS CATEGORY:	FROM LONG-TERM CAPITAL GAINS, USING PROCEEDS FROM SHAREHOLDER REDEMPTIONS:
Buffalo Discovery Fund	$53,606,089	$11,964,137
Buffalo Dividend Focus Fund	325,327	326,681
Buffalo Emerging Opportunities Fund	10,988,773	—
Buffalo Flexible Income Fund	7,227,411	3,090,624
Buffalo Growth Fund	61,672,434	10,896,781
Buffalo High Yield Fund	3,950,308	1,320,071
Buffalo International Fund	—	—
Buffalo Large Cap Fund	2,575,863	753,561
Buffalo Mid Cap Fund	56,352,667	13,834,414
Buffalo Small Cap Fund	519,691,625	349,362,981

Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Trustees ("Trustees") under the laws of the State of Delaware. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED TRUSTEES(1)
Joseph C. Neuberger (54) 615 E. Michigan Streets Milwaukee, WI 53202	Trustee Chairman	Indefinite term and served since May 2003. Indefinite term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Ten	Trustee, USAMUTUALS (an open-end investment company with three portfolios); Trustee, Trust for Professional Managers (an open-end investment company with 38 portfolios).
Clay E. Brethour (47) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee President and Treasurer	Indefinite term and served since August 2013 One year term and served since September 2014.	Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 2000-present.	Ten	None
NON-INTERESTED TRUSTEES
J. Gary Gradinger (73) Golden Star Inc. 6445 Metcalf Ave. Overland Park, KS 66202	Trustee	Indefinite term and served since February 2001	Chairman and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products). 1969-present.	Ten	Formerly Director, MGP Ingredients, Inc. (a food ingredients company)(2005-2014)
Philip J. Kennedy (71) 116 Hermitage Hills Boulevard Hermitage, PA 16148	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.PA. Finance and Accounting Professor, Penn State Shenango (2001-2011).	Ten	None
Rachel F. Lupardus (44) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since October 2015

Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015-present; Chief Financial Officer, Customer Engagement, KBM Group LLC (marketing services company) 2014-2015; Chief Financial Officer, DataCore Marketing, LLC (marketing services company), 2004-2013.

				Ten	None
Hans H. Miller (63) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since October 2015

Strategic business advisor, 2008-present; Senior Advisor and Managing Director, Banc of America Securities, 2005-2008; Senior Operating and Corporate Executive, The Hartford Financial Services Group, Inc. (insurance and investments), 1988-2004.

Ten

Hwa Hong Corporation Limited (real estate development holding company) 2005-present; Protective Life Corporation (insurance holding company) (2009-2015); Tawa PLC (insurance holding company) 2011-2012.

Jeffrey D. Yowell (49) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since October 2015

President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007-present; President, Strategic Services, KBM Group LLC (marketing services company), 2013; President and Chief Executive Officer, DataCore Marketing, LLC (marketing services company), 1992-2012.

				Ten	None

1  Each of these Trustees may be deemed to be an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Brethour are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds' Administrator and Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds' Advisor.

Notice to Shareholders

March 31, 2016 (Unaudited)

(Continued)

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS OF THE FUNDS
Edward L Paz (44) 777 E. Wisconsin Ave. Milwaukee, WI 53202	Secretary	One year term and served since May 2015	Vice President, U.S. Bancorp Fund Services, LLC since July 2007.	N/A	N/A
Fred Coats (51) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since May 2015	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company), May 2015 to present; Private Practice Attorney, May 1993 to present.	N/A	N/A

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or port- folio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Notice to Shareholders

March 31, 2016 (Unaudited)

(Continued)

APPROVAL OF INVESTMENT
ADVISORY CONTRACTS

The Board of Trustees (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Emerging Opportunities Fund, Buffalo International Fund and Buffalo Dividend Focus Fund (all such funds referred to collectively as the "Funds") met on November 18, 2015, to consider the renewal of the Amended and Restated Management Agreements (the "Agreements") between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc., the Funds' investment adviser (the "Adviser" or "KCM"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees' independent legal counsel discussing in detail the Trustees' fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser's Form ADV, information regarding key personnel, information relating to the Adviser's and the Funds' compliance programs, including risk management, and the Code of Ethics), information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees' periodic Board meetings, and other pertinent information. In addition, the Independent Trustees, as defined below, met in executive session with their independent counsel via teleconference on November 11 and in person on November 17 and on November 18, 2015 and immediately prior to the Board meeting held on November 18, 2015, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved the renewal of the Agreements for an additional term of one year ending November 30, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreements between the Trust, on behalf of the Funds, and the Adviser, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by KCM to the Funds and the amount of time devoted to the Funds' affairs by KCM's staff. The Trustees considered KCM's specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by KCM, as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at KCM involved in the day-to-day activities of the Funds. In executive session the Independent Trustees reviewed information provided by KCM in response to the Board's 15(c) requests, including the structure of KCM's compliance program and KCM's continuing commitment to the growth of the Funds' assets. The Trustees noted that during the course of the prior year they had met with representatives of KCM in person to discuss the Funds' performance and outlook, along with the marketing and compliance efforts made by KCM throughout the year. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of KCM. The Trustees also took note of the SEC's recent examination of KCM and its findings, including the findings regarding the profitability information provided by KCM to the Board. The Trustees discussed in detail KCM's handling of compliance matters, including the quarterly and annual reports of the Trust's chief compliance officer to the Trustees on the effectiveness of KCM's compliance program. The Trustees concluded that KCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided to the Funds, as well as KCM's compliance program, were satisfactory and reliable.

2. Investment Performance of the Funds and the Adviser

In assessing the quality of the portfolio management services delivered by KCM, the Trustees compared the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to a benchmark index and in comparison to a peer group as constructed using data from Morningstar, Inc. (each a "Morningstar Peer Group").

Buffalo Discovery Fund. The Trustees noted that the Buffalo Discovery Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2015 was above the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the first quartile of the Morningstar Peer Group for all periods. The Trustees noted the Fund's performance for the five-year and ten-year period ended September 30, 2015 was the best of its Morningstar Peer Group. The Trustees further noted that for the one-year, three-year, five-year, ten-year and since inception periods ended September 30, 2015, the Buffalo Discovery Fund outperformed the Lipper Science & Technology Funds Index, the Lipper Multi Cap Growth Funds Index, and the Russell 3000 Growth Total Return Index. The Trustees also compared the performance of the Buffalo Discovery Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Dividend Focus Fund. The Trustees noted that the Dividend Focus Fund's performance for the year-to-date and one-year periods ended September 30, 2015 was above the median for the Morningstar Peer Group of U.S. open-end large blend category funds, falling within the second quartile for the year-to-date period and the first quartile for the one-year period. The Trustees further noted that for the one-year period ended September 30, 2015, the Buffalo Dividend Focus Fund outperformed the Russell 1000 Value Total Return Index, the Lipper Equity Income Funds Index and the S&P 500 Index.

Buffalo Emerging Opportunities Fund. The Trustees noted that the Buffalo Emerging Opportunities Fund's performance for the year-to-date, one-year, three-year and ten-year periods ended September 30, 2015 was below the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling in the fourth quartile of the Morningstar Peer Group for the year-to-date, one-year and three-year periods ended September 30, 2015. The Trustees further noted that the Buffalo Emerging Opportunities Fund's performance for the five-year period ended September 30, 2015 was above the Morningstar Peer Group median, falling into the top of the first quartile. The Trustees further noted that for the five-year period ended September 30, 2015, the Buffalo Emerging Opportunities Fund outperformed the Russell Microcap Growth Total Return Index, the Russell 2000 Growth Total Return Index, the Russell Microcap Total Return Index, the Lipper Small Cap Growth Funds Index, the Lipper Micro Cap Funds Index, and the Russell 2000 Total Return Index.

Buffalo Flexible Income Fund. The Trustees noted that the Buffalo Flexible Income Fund's performance for the ten year period ended September 30, 2015 was above the median for the Morningstar Peer Group of U.S. open-end moderate allocation funds, falling within the first quartile of the Morningstar Peer Group for the ten-year period. The Trustees also noted the Buffalo Flexible Income Fund's performance was only slightly below the Morningstar Peer Group median for the five-year period ended September 30, 2015, but was in the last quartile for the year-to-date, one-year and three-year periods ended September 30, 2015. The Trustees further noted that for the fifteen-year period ended September 30, 2015, the Buffalo Flexible Income Fund outperformed the S&P 500 Index, and for all other periods the Fund had trailed the S&P 500 Index. The Trustees also noted for the five-year, ten-year, fifteen-year and since-inception periods ended September 30, 2015, the Buffalo Flexible Income Fund outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index.

Buffalo Growth Fund. The Trustees noted that the Buffalo Growth Fund's performance for the year-to-date, one-year, three-year and ten-year periods ended September 30, 2015 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile of the Morningstar Peer Group for the ten-year period. The Trustees also noted that the Growth Fund was at the median for the Morningstar Peer Group for the five-year period ended September 30, 2015. The Trustees further noted that for the fifteen year and since inception periods ended September 30, 2015, the Buffalo Growth Fund outperformed the Russell 1000 Growth Total Return Index, the Lipper Large Cap Growth Funds Index and the S&P 500 Index, and for the one-year and three-year periods ended September 30, 2015 the Buffalo Growth Fund outperformed the S&P 500 Index. The Trustees also compared the performance of the Buffalo Growth Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo High Yield Fund. The Trustees noted that the Buffalo High Yield Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2015 was above the median for the Morningstar Peer Group of U.S. open-end high yield bond funds, falling within the first quartile of the Morningstar Peer Group for all periods, and finishing with the best performance during the one-year period ended September 30, 2015. The Trustees further noted that for the one-year,

Notice to Shareholders

March 31, 2016 (Unaudited)

(Continued)

three-year, five-year and since inception periods ended September 30, 2015, the Buffalo High Yield Fund outperformed the Bank of America Merrill Lynch High Yield Master Index, the Bank of America Merrill Lynch High Yield Master II Index and the Lipper High Yield Bond Funds Index.

Buffalo International Fund. The Trustees noted that the Buffalo International Fund's performance for the one-year period ended September 30, 2015 was above the median for the Morningstar Peer Group of U.S. open-end foreign large growth funds. The Trustees further noted the Buffalo International Fund's performance matched the Morningstar Peer Group median for the three-year period ended September 30, 2015, and was below the median for the year-to-date and five-year periods ended September 30, 2015. The Trustees further noted that for the one-year, three-year, five-year and since-inception periods ended September 30, 2015, the Buffalo International Fund outperformed the MSCI All World Index ex USA Net, the MSCI EAFE Net Index and the Lipper International Funds Index. The Trustees also compared the performance of the Buffalo International Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Large Cap Fund. The Trustees noted that the Buffalo Large Cap Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2015 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile for each period. The Trustees further noted that for the one-year, three-year, fifteen-year and since-inception periods ended September 30, 2015, the Buffalo Large Cap Fund outperformed the S&P 500 Index, the Russell 1000 Growth Total Return Index and the Lipper Large Cap Growth Funds Index. The Trustees also compared the performance of the Buffalo Large Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Mid Cap Fund. The Trustees noted that the Buffalo Mid Cap Fund's performance for the year-to-date, one-year, three-year and ten-year periods ended September 30, 2015 was above the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds. The Trustees further noted the Buffalo Mid Cap Fund's performance for the five-year period ended September 30, 2015 was below the

Morningstar Peer Group median. The Trustees also noted that for the three-year, five-year and ten-year periods ended September 30, 2015, the Buffalo Mid Cap Fund underperformed the Lipper Mid Cap Growth Funds Index, but outperformed the Index for the one-year and since-inception periods ended September 30, 2015. The Trustees further noted the Buffalo Mid Cap Fund underperformed the Russell Midcap Growth Index and the Russell Midcap Total Return Index for the three-year, five-year, ten-year and since-inception periods ended September 30, 2015. The Trustees also compared the performance of the Buffalo Mid Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Small Cap Fund. The Trustees noted that the Buffalo Small Cap Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2015 was below the median and in the bottom quartile of the Morningstar Peer Group of U.S. open-end small growth funds. The Trustees further noted that for the fifteen-year and since-inception periods ended September 30, 2015, the Buffalo Small Cap Fund outperformed the Russell 2000 Growth Total Return Index, the Russell 2000 Total Return Index and the Lipper Small Cap Growth Funds Index. The Trustees also compared the performance of the Buffalo Small Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

After considering all of the information including specific responses regarding Fund performance, including KCM's efforts to improve performance of underperforming Funds, the Trustees concluded that the performance obtained by KCM for the Funds was satisfactory under current market conditions and in light of each Fund's investment objective, strategies and policies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from KCM's continued management.

3. Costs of Services Provided and Profits Realized by the Adviser

The Trustees considered the cost of services and the structure of KCM's fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed related statistical information, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Funds to KCM and examined the level of profits that could be expected to accrue to KCM from the fees payable under the Agreements, as well as the Funds' brokerage commissions and use of soft dollars by KCM. These considerations were based on materials requested by the Trustees specifically for the meeting, as well as the presentations made by KCM over the course of the year.

In reviewing the Morningstar 15(c) materials, the Board noted that unlike the mutual funds comprising the Peer Groups, the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than paid directly by the Funds. The Board noted the difficulty of comparing the Buffalo Funds' to non-unitary fee funds and observed that the net advisory fees in the materials and as discussed below, exclude the fees paid by KCM to U.S. Bancorp Fund Services, LLC under a master servicing agreement.

Buffalo Discovery Fund. The Trustees noted that the Buffalo Discovery Fund's net management fee of 0.70% fell within the first quartile and was below the Morningstar Peer Group average of 0.78% and median of 0.75%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Discovery Fund fell in the second quartile, below the Morningstar Peer Group average and median of 1.04%.

Buffalo Dividend Focus Fund. The Trustees noted that the Buffalo Dividend Focus Fund's net management fee of 0.65% was below the Morningstar Peer Group average and median of 0.83%. The Trustees further noted that the net expense ratio of 0.94% for the Buffalo Dividend Focus Fund fell near the bottom of the first quartile, below the Morningstar Peer Group average of 1.16%, which fell at the bottom of the third quartile.

Buffalo Emerging Opportunities Fund. The Trustees noted that the Buffalo Emerging Opportunities Fund's net management fee of 1.15% fell within the fourth quartile and was above the Morningstar Peer Group average of 0.95% and median of 1.00%. The Trustees further noted that the net expense ratio of 1.47% for the Buffalo Emerging Opportunities Fund fell within the fourth quartile, above the Morningstar Peer Group average and median of 1.20%. KCM noted the challenges in providing a comparable peer group in evaluating the management fees and expense ratio for the Emerging Opportunities Fund explaining that the Morningstar Peer Group for the Emerging Opportunities Fund is composed of a majority of small cap funds (noting that Morningstar does not have a peer group category specifically tailored for micro capitalization funds which more closely reflect the companies owned by the Emerging Opportunities Fund).

Buffalo Flexible Income Fund. The Trustees noted that the Buffalo Flexible Income Fund's net management fee of 0.70% fell at the middle of the third quartile and was above the Morningstar Peer Group average of 0.63%, which fell within the bottom of the second quartile. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Flexible Income Fund fell within the fourth quartile, above the Morningstar Peer Group average and median of 0.85%. The Trustees noted and the Adviser's stated challenges in providing a comparable peer group in evaluating the management fees and expense ratio for the Flexible Income Fund explaining that the Morningstar Peer Group for the Flexible Income Fund is composed of funds that incorporate government treasuries within their fixed income portion of assets, versus high yield corporate bonds, as used by the Flexible Income Fund.

Buffalo Growth Fund. The Trustees noted that the Buffalo Growth Fund's net management fee of 0.65% fell at the bottom of the second quartile, below the Morningstar Peer Group average and median of 0.74%. The Trustees further noted that the net expense ratio of 0.91% for the Buffalo Growth Fund fell within the bottom of the second quartile, below the Morningstar Peer Group average and median of 0.98%.

Buffalo High Yield Fund. The Trustees noted that the Buffalo High Yield Fund's net management fee of 0.70% fell at the dividing point between the third and fourth quartiles, above the Morningstar Peer Group average and median of 0.60%, which fell at the bottom of the second quartile. The Trustees further noted that the net expense ratio of 1.02% for the Buffalo High Yield Fund fell in the fourth quartile, above the Morningstar Peer Group average of 0.84%, which fell within the second quartile.

Buffalo International Fund. The Trustees noted that the Buffalo International Fund's net management fee of 0.70% fell in the first quartile, below the Morningstar Peer Group average of 0.83%, which fell at the top of the second quartile. The Trustees further noted that the net expense ratio of 1.05% for the Buffalo International Fund fell at the dividing point between the first and second quartiles, below the Morningstar Peer Group average and median of 1.14%.

Buffalo Large Cap Fund. The Trustees noted that the Buffalo Large Cap Fund's net management fee of 0.65% fell at the dividing point between the first and second quartiles, below the Morningstar Peer Group average of 0.82%, which

Notice to Shareholders

March 31, 2016 (Unaudited)

(Continued)

fell within the third quartile. The Trustees further noted that the net expense ratio of 0.96% for the Buffalo Large Cap Fund fell within the first quartile, below the Morningstar Peer Group average of 1.13%, which fell within the second quartile.

Buffalo Mid Cap Fund. The Trustees noted that the Buffalo Mid Cap Fund's net management fee of 0.70% fell within the second quartile, below the Morningstar Peer Group average of 0.82%, which fell within the third quartile. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Mid Cap Fund fell in the second quartile, below the Morningstar Peer Group average of 1.07%, which fell at the top of the third quartile.

Buffalo Small Cap Fund. The Trustees noted that the Buffalo Small Cap Fund's net management fee of 0.70% fell within the second quartile and was below the Morningstar Peer Group average and median of 0.81%. The Trustees further noted that the net expense ratio of 1.00% for the Buffalo Small Cap Fund fell within the second quartile, below the Morningstar Peer Group average of 1.04%, which fell at the top of the third quartile. The Trustees further noted that the annual management fee is subject to reduced fees paid on assets in excess of certain levels.

The Trustees concluded that the Funds' expenses and the management fees paid to KCM were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that KCM's profit from sponsoring the Funds had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support the services to the Funds.

4. Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund's expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund's management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that, with the exception of the breakpoint management fee schedule for the Buffalo Small Cap Fund, the Funds' management fee structures did not contain any breakpoint reductions as the Funds' assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Trustees further noted that the breakpoint fee schedule in place for the Buffalo Small Cap Fund would allow additional sharing of economies of scale with the Buffalo Small Cap Fund's shareholders if the Fund's assets grow beyond $6 billion. With respect to KCM's fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between KCM and the Funds at the Funds' current asset levels.

5. Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by KCM from its association with the Funds. The Trustees examined the brokerage and commissions of KCM with respect to the Funds. The Trustees concluded that the benefits KCM may receive, such as greater name recognition, growth in separate account management services, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances and concluded that the Funds and their shareholders would benefit from the Adviser's continued management. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, dis- closure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701 www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal

Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your

Privacy Policy

(Continued)

Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations con- ducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make avail- able Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

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1-800-49-BUFFALO

(1-800-492-8332)

www.buffalofunds.com

BUFFALOFUNDANNUAL

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Philip J. Kennedy.  Mr. Kennedy is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(1) (a) — (d)  Aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 03/31/2016	FYE 03/31/2015
Audit Fees	$214,400	$206,000
Audit-Related Fees	$7,300	$7,000
Tax Fees	$35,080	$33,720
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements.  Audit-related fees refer to the reading and commenting on the Registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services.  There were no fees billed for services rendered to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The Registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the Registrant’s Independent Registered Public Accounting Firm for the Registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the Registrant performed by the Registrant’s principal accounting officer for the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(2) None of the services described in (b) — (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f) Not applicable.

(g)  The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant.  As disclosed above, the amount of fees billed for such services were $42,380 and $40,720 for the 2016 and 2015 fiscal years, respectively.

(h) The aggregate fees billed for non-audit services rendered to the Registrant’s investment advisor related to surprise security count procedures were $12,000 and $11,400 for the 2016 and 2015 fiscal years respectively. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a listed issuer.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on his review, the Principal Executive Office and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

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(b)         There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, are is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour
President and Treasurer

Date	June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour
President and Treasurer

Date	June 2, 2016

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